UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.___)
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LIONS GATE ENTERTAINMENT CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of Annual General and
Special Meeting of Shareholders
and Proxy Statement
Tuesday, September 10, 2019

LIONS GATE ENTERTAINMENT CORP.
250 Howe Street, 20th Floor
Vancouver, British Columbia V6C 3R8
2700 Colorado Avenue
Santa Monica, California 90404
NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
To Be Held September 10, 2019
To Our Shareholders:
You are invited to attend the annual general and special meeting of shareholders (the “Annual Meeting”) of Lions Gate Entertainment Corp. (“Lionsgate” or the “Company”), which will be held on Tuesday, September 10, 2019, beginning at 2:00 p.m., local time, at the Company’s head office in Canada at Dentons Canada, 250 Howe Street, 20th Floor, Vancouver, British Columbia, V6C 3R8. At the Annual Meeting, shareholders will act on the following matters:
1.
Elect 13 directors, each for a term of one year or until their respective successors are duly elected and qualified;

2.
Re-appoint Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020;

3.
Conduct an advisory vote to approve executive compensation;

4.
Approve the Lions Gate Entertainment Corp. 2019 Performance Incentive Plan; and

5.
Transact such further and other business as may properly come before the meeting and any continuations, adjournments or postponements thereof.

We are using the Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing our shareholders a “Notice of Internet Availability of Proxy Materials” (the “Notice”) instead of a printed copy of the notice of Annual Meeting, proxy statement, proxy card or voting instruction form, and our Annual Report for the fiscal year ended March 31, 2019 (including the audited consolidated financial statements of the Company for the fiscal year ended March 31, 2019, together with the auditor’s report therein) (the “Meeting Materials”). The Notice contains instructions on how shareholders can access those documents over the Internet and vote their Class A voting shares. The Notice also contains instructions on how shareholders can receive a printed copy of the Meeting Materials. We believe this process will expedite shareholders’ receipt of the Meeting Materials, lower the costs of the Annual Meeting and conserve natural resources. The Meeting Materials are also available at www.proxyvote.com.
We are also utilizing the “Notice and Access” rules adopted by the Canadian Securities Administrators pursuant to which the Company will post electronic copies of the Meeting Materials on the System for Electronic Document Analysis and Retrieval at www.sedar.com and also on our website at http://investors.lionsgate.com/financial-reports/annual-reports-and-proxy-statements, rather than mailing paper copies to all registered and Non-Registered Shareholders (as defined in this proxy statement).
Shareholders of record of Class A voting shares at 5:00 p.m. (Eastern Daylight Time) on July 22, 2019 are entitled to notice of and to vote at the Annual Meeting or any continuations, adjournments or postponements thereof. Whether or not you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions as promptly as possible by Internet, telephone or mail to ensure your representation and the presence of a quorum at the Annual Meeting. If you attend the Annual Meeting and wish to vote in person, you may withdraw your proxy or voting instructions and vote your shares personally. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.
By Order of the Board of Directors,
Jon Feltheimer
Chief Executive Officer
Santa Monica, California
Vancouver, British Columbia
July 26, 2019
In accordance with our security procedures, all persons attending the Annual Meeting will be required to present picture identification.

Proxy Summary
This summary highlights information contained elsewhere in this proxy statement and does not contain all of the information you should consider in making a voting decision. You should read the entire proxy statement carefully before voting. For information on the voting process and how to attend the Annual Meeting, please see About the Annual Meeting on page 1.
Meeting Date
September 10, 2019

Time
2:00 p.m. Local Time

Place
Dentons Canada 250 Howe Street, 20th Floor Vancouver, British Columbia V6C 3R8
How to Vote In Advance
Your vote is important. Please vote as soon as possible by one of the methods shown below.
Vote By Phone You can vote by calling the number provided in your proxy card
Vote By Internet You can vote online at www.proxyvote.com
Vote By Mail Mark, sign and date your proxy card and return it in the postage-paid envelope provided

Matters to Be Voted On

Proposal	Board Vote Recommendation	For More Information, see:
1. Election of 13 directors	FOR EACH DIRECTOR NOMINEE	Proposal 1—page 9

 2.
Re-appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 30, 2020 and authorization of the Audit & Risk Committee to fix their remuneration

	FOR	Proposal 2—page 22
3. Advisory vote to approve executive compensation	FOR	Proposal 3—page 23
4. Approval of the Lions Gate Entertainment Corp. 2019 Performance Incentive Plan	FOR	Proposal 4—page 24
Lions Gate 2019 Proxy Statement   i

2019 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS OF
LIONS GATE ENTERTAINMENT CORP.
Proxy Statement
This proxy statement is part of a solicitation of proxies by the Board of Directors (the “Board”) of Lions Gate Entertainment Corp. (“Lionsgate,” the “Company,” “we,” “us” or “our”) and contains information relating to our annual general and special meeting of shareholders (the “Annual Meeting”) to be held on Tuesday, September 10, 2019, beginning at 2:00 p.m., local time, at the Company’s head office in Canada at Dentons Canada, 250 Howe Street, 20th Floor, Vancouver, British Columbia, V6C 3R8, and to any continuations, adjournments or postponements thereof. All dollar figures contained in this proxy statement are in U.S. dollars, unless otherwise indicated.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 10, 2019
This proxy statement and our 2019 Annual Report for the fiscal year ended March 31, 2019 are available at www.proxyvote.com. These materials are also available on our website at http://investors.lionsgate.com/financial-reports/annual-reports-and-proxy-statements. The other information on our corporate website does not constitute part of this proxy statement.
About the Annual Meeting
Why did I receive a “Notice of Internet Availability of Proxy Materials” in the mail instead of a full set of proxy materials?
We are using the Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to our shareholders a “Notice of Internet Availability of Proxy Materials” (the “Notice”) instead of a printed copy of the notice of Annual Meeting, proxy statement, proxy card or voting instruction form, and our Annual Report for the fiscal year ended March 31, 2019 (including the audited consolidated financial statements of the Company for the fiscal year ended March 31, 2019, together with the auditor’s report therein) (collectively, the “Meeting Materials”). The Notice contains instructions on how shareholders can access those documents over the Internet and vote their Company Class A voting shares, without par value (the “Class A voting shares”). The Notice also contains instructions on how shareholders can receive a printed copy of the Meeting Materials. We believe this process will expedite shareholders’ receipt of the Meeting Materials, lower the costs of the Annual Meeting and conserve natural resources.
In addition, the Company will utilize the “Notice and Access” rules adopted by the Canadian Securities Administrators pursuant to which the Company will post electronic copies of the Meeting Materials on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com and also at http://investors.lionsgate.com/financial-reports/annual-reports-and-proxy-statements, rather than mailing paper copies to all registered and Non-Registered Shareholders (as defined below). Notwithstanding the foregoing, paper copies of the Meeting Materials are available but will only be mailed to those registered and Non-Registered Shareholders who request paper copies. All other shareholders will receive the Notice which will contain information on how to obtain either electronic or paper copies of the Meeting Materials in advance of the Annual Meeting. Registered shareholders and Non-Registered Shareholders may request paper copies of the Meeting Materials in advance of the Annual Meeting by contacting Broadridge Financial Solutions, Inc. toll-free at (800) 579-1639 or by email at sendmaterial@proxyvote.com.
The Company has elected not to use the procedure known as “stratification” in relation to its use of the “Notice and Access” rules. Stratification occurs when a reporting issuer using the “Notice and Access” rules provides a paper copy of proxy-related materials to some, but not all, of its shareholders.
We are first mailing the Notice, and the Meeting Materials were first made available, to our shareholders on or about July 26, 2019.
Lions Gate 2019 Proxy Statement   1

What is the purpose of the Annual Meeting?	At the Annual Meeting, shareholders will be asked to vote upon the matters outlined in the notice of the Annual Meeting, including the election of directors, re-appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020, conducting an advisory vote on executive compensation, and approving the 2019 Lions Gate Entertainment Corp. Performance Incentive Plan. In addition, after the formal portion of the Annual Meeting, the Company’s management will report on the Company’s performance during fiscal 2019 and respond to appropriate questions.
Who is entitled to vote at the Annual Meeting?	Only shareholders of record of Class A voting shares at 5:00 p.m. (Eastern Daylight Time) on July 22, 2019 (the “Record Date”) are entitled to receive notice of the Annual Meeting and to vote the Class A voting shares that they held on that date at the Annual Meeting, or any continuations, adjournments or postponements of the Annual Meeting. Each outstanding Class A voting share entitles its holder to cast one vote on each matter to be voted upon. As of the Record Date, 82,650,146 Class A voting shares were outstanding and entitled to vote and held by approximately 528 shareholders of record.
Holders of the Company’s Class B non-voting shares, without par value (“Class B non-voting shares”) are entitled to receive notice of and to attend the Annual Meeting but are not entitled to vote on the matters to be presented at the Annual Meeting. As of the Record Date, there were 135,050,084 Class B non-voting shares outstanding. Unless the context dictates otherwise, all references to “you,” “your,” “yours” or other words of similar import in this proxy statement refer to holders of Class A voting shares.
Each shareholder of record of Class A voting shares has the right to appoint a person or company to represent the shareholder to vote in person at the Annual Meeting other than the persons designated in the form of proxy. See “How do I vote at the Annual Meeting?” below.
Who can attend and vote at the Annual Meeting?	Only registered shareholders of Class A voting shares or the persons they appoint as their proxies are permitted to attend and vote at the Annual Meeting. Holders of Class B non-voting shares are entitled to notice of and to attend the Annual Meeting but are not entitled to vote at the Annual Meeting. Most holders of Class A voting shares of the Company are “non-registered” shareholders (“Non-Registered Shareholders”) because Class A voting shares they own are not registered in their names but are, instead, registered in the name of the brokerage firm, bank or trust company through which they hold Class A voting shares. Class A voting shares beneficially owned by a Non-Registered Shareholder are registered either: (i) in the name of an intermediary (an “Intermediary”) that the Non-Registered Shareholder deals with in respect of Class A voting shares of the Company (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered Registered Retirement Savings Plans, Registered Retirement Income Funds, Registered Education Savings Plans and similar plans); or (ii) in the name of a clearing agency (such as The Canadian Depository for Securities Limited or The Depository Trust & Clearing Corporation) of which the Intermediary is a participant. In accordance with applicable securities law requirements, the Company will have distributed copies of the Notice to the clearing agencies and Intermediaries for distribution to Non-Registered Shareholders.
Shareholders are able to access the Notice and vote their shares following the instructions in the Notice. If shareholders have requested printed copies, Intermediaries are required to forward the Meeting Materials to Non-Registered Shareholders unless a Non-Registered Shareholder has waived the right to receive them. Intermediaries often use service companies to forward the Notice to Non-Registered Shareholders. Generally, Non-Registered Shareholders who have not waived the right to receive the Notice and who have requested a printed copy of the Meeting Materials will either:
2   Lions Gate 2019 Proxy Statement

(i)
be given a voting instruction form which is not signed by the Intermediary and which, when properly completed and signed by the Non-Registered Shareholder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “voting instruction form”) which the Intermediary must follow. Typically, the voting instruction form will consist of a one-page printed form. Sometimes, instead of the one-page pre-printed form, the voting instruction form will consist of a regular printed form accompanied by a page of instructions which contains a removable label with a bar code and other information. In order for the form of proxy to validly constitute a voting instruction form, the Non-Registered Shareholder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company; or

(ii)
be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile or stamped signature), which is restricted to the number of Class A voting shares beneficially owned by the Non-Registered Shareholder but which is otherwise not completed by the Intermediary. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Shareholder when submitting the proxy. In this case, the Non-Registered Shareholder who wishes to submit a proxy should properly complete the form of proxy and deposit it with the Company, c/o MacKenzie Partners, Inc., Attention Lionsgate Tabulation, 105 Madison Avenue, New York, NY 10016.

In either case, the purpose of these procedures is to permit Non-Registered Shareholders to direct the voting of Class A voting shares of the Company they beneficially own. Should a Non-Registered Shareholder who receives one of the above forms wish to vote at the Annual Meeting in person (or have another person attend and vote on behalf of the Non-Registered Shareholder), the Non-Registered Shareholder should request a legal proxy from their Intermediary. Instructions for obtaining legal proxies may be found on the voting instruction form. If you have any questions about voting your shares, please call MacKenzie Partners, Inc. at 1-800-322-2885 or 212-929-5500 or e-mail lionsgate@mackenziepartners.com.
A Non-Registered Shareholder may revoke a voting instruction form or request to receive the Meeting Materials and to vote, which has been given to an Intermediary, at any time by written notice to the Intermediary, provided that an Intermediary is not required to act on a revocation of a voting instruction form or of a waiver of the right to receive the Meeting Materials and to vote, which is not received by the Intermediary in a timely manner in advance of the Annual Meeting.
What constitutes a quorum?	A quorum is necessary to hold a valid meeting of shareholders. The presence at the Annual Meeting, in person or by proxy, of two holders of the Class A voting shares outstanding on the Record Date who, in the aggregate, hold at least 10% of the issued Class A voting shares of the Company entitled to vote at the Annual Meeting, will constitute a quorum. Abstentions and “broker non-votes” (shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter) will each be counted as present for purposes of determining the presence of a quorum.
How do I vote at the Annual Meeting?	If you are a shareholder of record of Class A voting shares, you have the right to vote in person at the Annual Meeting. If you choose to do so, you can vote using the ballot that will be provided at the Annual Meeting, or, if you requested and received printed copies of the Meeting Materials by mail, you can complete, sign and date the proxy card enclosed with the Meeting Materials you received and submit it at the Annual
Lions Gate 2019 Proxy Statement   3

Meeting. If you are a Non-Registered Shareholder, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the bank, broker, trustee or other nominee that holds your shares, giving you the right to vote your Class A voting shares at the Annual Meeting.
Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the Annual Meeting as described herein, so that your vote will be counted if you later decide not to attend the Annual Meeting.
At the Annual Meeting, a representative from Broadridge Financial Solutions, Inc. shall be appointed to act as scrutineer. The scrutineer will determine the number of Class A voting shares represented at the Annual Meeting, the existence of a quorum and the validity of proxies, will count the votes and ballots, if required, and will determine and report the results to the Company.
How can I vote my Class A voting shares without attending the Annual Meeting?	Whether you are a shareholder of record or a Non-Registered Shareholder, you may direct how your Class A voting shares are voted without attending the Annual Meeting. If you are a shareholder of record, you may submit a proxy to authorize how your Class A voting shares are to be voted at the Annual Meeting. You can submit a proxy over the Internet by following the instructions provided in the Notice, or, if you requested and received printed copies of the Meeting Materials, you can also submit a proxy by mail or telephone pursuant to the instructions provided in the proxy card enclosed with the Meeting Materials. If you are a Non-Registered Shareholder, you may also submit your voting instructions over the Internet by following the instructions provided in the Notice, or, if you requested and received printed copies of the Meeting Materials, you can also submit voting instructions by telephone or mail by following the instructions provided in the voting instruction form sent by your Intermediary. If you do not fill a name in the blank space in the form of proxy, the persons named in the form of proxy are appointed to act as your proxy holder. Those persons are directors and/or officers of the Company.
Submitting your proxy or voting instructions over the Internet, by telephone or by mail will not affect your right to vote in person should you decide to attend the Annual Meeting, although Non-Registered Shareholders must obtain a “legal proxy” from the Intermediary that holds their shares giving them the right to vote the shares in person at the Annual Meeting.
Can I change or revoke my vote after I return my proxy card?	Yes. If you are a shareholder of record, even after you have submitted your proxy, you may change your vote by submitting a duly executed proxy bearing a later date in the manner and within the time described above. See How do I vote at the Annual Meeting? above if you are a Non-Registered Shareholder. If you are a shareholder of record, you may also revoke a previously deposited proxy (i) by an instrument in writing that is received by or at the Annual Meeting prior to the closing of the polls, (ii) by an instrument in writing provided to the Chair of the Annual Meeting at the Annual Meeting or any adjournment thereof, or (iii) in any other manner permitted by law. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and so request, although attendance at the Annual Meeting will not by itself revoke a previously granted proxy.
Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:
•
As necessary to meet applicable legal requirements;

•
To allow for the tabulation and certification of votes; and

•
To facilitate a successful proxy solicitation.

4   Lions Gate 2019 Proxy Statement

Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.
What are the Board’s recommendations?	The enclosed proxy is solicited on behalf of the Board. Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board set forth with the description of each item in this proxy statement.

The Board recommends a vote:
•
“FOR” the election of each of the nominated directors (see page 9);

•
“FOR” the re-appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 30, 2020 and authorization of the Audit & Risk Committee to fix their remuneration (see page 22);

•
“FOR” the proposal regarding an advisory vote to approve executive compensation (see page 23); and

•
“FOR” the proposal regarding approval of the Lions Gate Entertainment Corp. 2019 Performance Incentive Plan (see page 24).

Other than the proposals described in this document, the Board does not know of any other matters that may be brought before the Annual Meeting. If any other matter should properly come before the Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in accordance with their best judgment.
What vote is required to approve the election of each of the nominated directors?
A plurality of Class A voting shares voting in person or by proxy is required to elect each of the 13 nominees for director (“Proposal 1”). A plurality means that the 13 nominees receiving the largest number of votes cast (votes “FOR”) will be elected. Shareholders are not permitted to cumulate their Class A voting shares for purposes of electing directors.

Note that if your Class A voting shares are held by a broker or nominee, such broker or nominee will not have authority to exercise his or her discretion to vote your Class A voting shares on Proposal 1 unless you provide instructions to him or her regarding how you would like your Class A voting shares to be voted. If such broker or nominee does not receive such instructions, and as a result, is unable to vote your Class A voting shares on Proposal 1, this will result in a “broker non-vote.”
For purposes of determining the number of votes cast, only Class A voting shares voting “FOR” or “WITHHOLD” are counted. As such, abstentions are not treated as votes cast and are not counted in the determination of the outcome of Proposal 1.
Broker non-votes are not treated as votes cast and are not counted in the determination of the outcome of Proposal 1. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the Annual Meeting.
Lions Gate 2019 Proxy Statement   5

What vote is required to approve the re-appointment of Ernst & Young LLP as our independent registered public accounting firm?
The affirmative vote of a majority of the votes cast by holders of Class A voting shares present or represented by proxy at the Annual Meeting is required for the re-appointment of Ernst & Young LLP as our independent registered public accounting firm (“Proposal 2”).

Note that because this proposal is considered a routine matter, if your Class A voting shares are held by a broker or nominee, such broker or nominee will have authority to exercise his or her discretion to vote your Class A voting shares on Proposal 2 if you do not provide instructions to him or her regarding how you would like your Class A voting shares to be voted.
For purposes of determining the number of votes cast, only Class A voting shares voting “FOR” or “WITHHOLD” are counted. As such, abstentions are not treated as votes cast and are not counted in the determination of the outcome of Proposal 2.
There are no broker non-votes for Proposal 2. Abstentions are counted for purposes of determining whether a quorum is present at the Annual Meeting.
What vote is required to approve the proposal regarding an advisory vote to approve executive compensation?
The affirmative vote of a majority of the votes cast by holders of Class A voting shares present or represented by proxy at the Annual Meeting is required for the advisory vote to approve executive compensation (“Proposal 3”). Notwithstanding the vote required, please be advised that Proposal 3 is advisory only and is not binding on us. The Board will consider the outcome of the vote of this proposal in considering what action, if any, should be taken in response to the advisory vote by shareholders.

Note that if your Class A voting shares are held by a broker or nominee, such broker or nominee will not have authority to exercise his or her discretion to vote your Class A voting shares on Proposal 3 unless you provide instructions to him or her regarding how you would like your Class A voting shares to be voted. If such broker or nominee does not receive such instructions, and as a result is unable to vote your Class A voting shares on Proposal 3, this will result in a “broker non-vote.”
For purposes of determining the number of votes cast, only Class A voting shares voting “FOR” or “AGAINST” are counted. As such, abstentions are not treated as votes cast and are not counted in the determination of the outcome of Proposal 3.
Broker non-votes are not treated as votes cast and are not counted in the determination of the outcome of Proposal 3. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the Annual Meeting.
What vote is required to approve the Lions Gate Entertainment Corp. 2019 Performance Incentive Plan?
The affirmative vote of a majority of the votes cast by holders of the Class A voting shares present or represented by proxy at the Annual Meeting is required to approve the Lions Gate Entertainment Corp. 2019 Performance Incentive Plan (“Proposal 4”).

Note that if your Class A voting shares are held by a broker or nominee, such broker or nominee will not have authority to exercise his or her discretion to vote your Class A voting shares on Proposal 4 unless you provide instructions to him or her regarding how you would like your Class A voting shares to be voted. If such broker or nominee does not receive such instructions, and as a result is unable to vote your Class A voting shares on Proposal 4, this will result in a “broker non-vote.”
For purposes of Proposal 4, under New York Stock Exchange (the “NYSE”) listing standards applicable for shareholder approval of equity compensation plans, abstentions are treated as votes cast. Accordingly, for purposes of Proposal 4 only, abstentions will have the effect of a vote “AGAINST” the proposal.
6   Lions Gate 2019 Proxy Statement

Broker non-votes are not treated as votes cast and are not counted in the determination of the outcome of Proposal 4. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the Annual Meeting.
Who pays for the preparation of this proxy statement?	The Company will pay the cost of proxy solicitation, including the cost of preparing, assembling and mailing the Notice and, as applicable, the Meeting Materials. In addition to the use of mail, the Company’s employees and advisors may solicit proxies personally and by telephone, facsimile, courier service, telegraph, the Internet, e-mail, newspapers and other publications of general distribution. The Company’s employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the Meeting Materials to their principals and to request authority for the execution of proxies, and the Company will reimburse those persons for their reasonable out-of-pocket expenses incurred in connection with these activities. The Company will compensate only independent third-party agents that are not affiliated with the Company but who solicit proxies. We have retained MacKenzie Partners, Inc., a third-party solicitation firm, to assist in the distribution of the Meeting Materials and solicitation of proxies on our behalf for an estimated fee of $20,000 plus reimbursement of certain out-of-pocket expenses.
May I propose actions or recommend director nominees for consideration at next year’s Annual General and Special Meeting of Shareholders?	Yes. Under U.S. laws, for your proposal or recommendation for director nominees to be considered for inclusion in the proxy statement for next year’s annual meeting, we must receive your written proposal no later than March 28, 2020. You should also be aware that your proposal must comply with SEC regulations regarding inclusion of shareholder proposals in company-sponsored Meeting Materials. Shareholder proposals or recommendations for director nominees submitted as per the Business Corporations Act (British Columbia) (the “BC Act”) to be presented at the next Annual General and Special Meeting of Shareholders must be received by our Corporate Secretary at our registered office no later than June 11, 2020, and must comply with the requirements of the BC Act. If you wish to recommend a director nominee you should also provide the information set forth under Information Regarding the Board of Directors and Committees of the Board of Directors—Shareholder Communications.
If the date of the 2020 annual meeting is advanced or delayed by more than 30 days from the date of the 2019 annual meeting, under U.S. laws, shareholder proposals intended to be included in the proxy statement for the 2020 annual meeting must be received by us within a reasonable time before we begin to print and mail the proxy statement for the 2020 annual meeting.
SEC rules also govern a company’s ability to use discretionary proxy authority with respect to shareholder proposals that were not submitted by the shareholders in time to be included in the proxy statement. In the event a shareholder proposal is not submitted to us prior to June 11, 2020, the proxies solicited by the Board for the 2020 annual meeting of shareholders will confer authority on the proxyholders to vote the shares in accordance with the recommendations of the Board if the proposal is presented at the 2020 annual meeting of shareholders without any discussion of the proposal in the proxy statement for such meeting. If the date of the 2020 annual meeting is advanced or delayed more than 30 days from the date of the 2019 annual meeting, then the shareholder proposal must have been submitted to us within a reasonable time before we mail the proxy statement for the 2020 annual meeting.
Who can I contact if I have questions?	Shareholders who have questions about deciding how to vote should contact their financial, legal or professional advisors. For any queries referencing information in this proxy statement or in respect of voting your Class A voting shares, please call MacKenzie Partners, Inc. at 1-800-322-2885 or 212-929-5500 or email lionsgate@mackenziepartners.com.
Lions Gate 2019 Proxy Statement   7

Where can I find the voting results of the Annual Meeting?
We intend to announce preliminary voting results at the Annual Meeting and disclose final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

NO PERSON IS AUTHORIZED ON BEHALF OF THE COMPANY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS WITH RESPECT TO THE PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING, OTHER THAN THE INFORMATION AND REPRESENTATIONS CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION AND/OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED, AND THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF.
Our registered and head office is located at 250 Howe Street, 20th Floor, Vancouver, British Columbia V6C 3R8. Our principal executive office and our corporate head office is located at 2700 Colorado Avenue, Santa Monica, California 90404, and our telephone number is (310) 449-9200. Our website is located at www.lionsgate.com. Website addresses referred to in this proxy statement are not intended to function as hyperlinks, and the information contained on our website is not a part of this proxy statement. As used in this proxy statement, unless the context requires otherwise, the terms “Lionsgate,” “we,” “us,” “our” and the “Company” refer to Lions Gate Entertainment Corp. and its subsidiaries.
The date of this proxy statement is July 26, 2019
8   Lions Gate 2019 Proxy Statement

Proposal 1
Election of Directors

Nominees for Directors

Nominees for Directors
Our Board currently consists of 13 directors. Upon the recommendation of the Nominating and Corporate Governance Committee of the Board, our Board has resolved to set the number of directors at 13, and to nominate each person named below for election as a director. Each nominee, if elected at the Annual Meeting, will serve until our 2020 Annual General and Special Meeting of Shareholders, or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated in accordance with our Articles or applicable law. Proxies cannot be voted for a greater number of persons than the nominees named.
Other than as discussed herein, there are no arrangements or understandings between any nominee and any other person for selection as a nominee. Pursuant to the Investor Rights Agreement discussed below, David Zaslav serves as the designee of Discovery Lighting Investments Ltd. (“Discovery Lightning”), Michael T. Fries serves as the designee of Liberty Global Incorporated Limited (“Liberty”), and Sir Lucian Grainge, Mark H. Rachesky, M.D. and Emily Fine serve as designees of MHR Fund Management, LLC (“MHR Fund Management”).
The nominees have consented to serve on the Board if elected and the Board has no reason to believe that they will not serve if elected. If any of the nominees should become unable or unwilling for good cause to serve as a director if elected, the persons the Board has designated as proxies may vote for a substitute nominee if the Board has designated a substitute nominee or for the balance of the nominees, in which case, the number of directors serving on our Board will be deemed to be the number of directors that are elected.
There are no family relationships among the nominees for directors, current directors or executive officers of the Company, except as noted below. Ages are as of July 22, 2019.
Michael Burns
Business Experience

Mr. Burns served as Managing Director and Head of the Office at Prudential Securities Inc.’s Los Angeles Investment Banking Office from 1991 to March 2000.
Other Directorships

Mr. Burns is a director and member of the Finance Committee, and the Nominating, Governance & Social Responsibility Committees of Hasbro, Inc. (HAS: NASDAQ) since 2014.
Qualifications

Mr. Burns has worked with Chief Executive Officer Jon Feltheimer in building the Company into a global content leader with a reputation for innovation. With an accomplished investment banking career prior to Lionsgate, in which he specialized in raising equity within the media and entertainment industry, Mr. Burns brings to the Board important business and financial expertise in its deliberations on complex transactions and other financial matters. Additionally, Mr. Burns’ extensive knowledge of and history with the Company, financial background, in-depth understanding of the media and entertainment industry, connections within the business community and relationships with our shareholders, make him an invaluable member of the Board.

Age: 60 Director Since: August 1999 Position with the Company: Vice Chairman since March 2000 Residence: Santa Monica, California
Lions Gate 2019 Proxy Statement   9

Gordon Crawford
Business Experience

Since June 1971, Mr. Crawford served in various positions at Capital Research and Management, a privately held investment management company. In December 2012, Mr. Crawford retired as its Senior Vice President. Currently, Mr. Crawford serves as Chairman of the Board of Trustees of the U.S. Olympic and Paralympic Foundation, and is a Life Trustee on the Board of Trustees of Southern California Public Radio. Mr. Crawford formerly served as Vice Chairman at The Nature Conservancy, Vice Chairman of the Paley Center for Media and was a member of the Board of the LA24 Olympic Bid Committee.
Other Directorships

None.
Qualifications

Mr. Crawford has been one of the most influential and successful investors in the media and entertainment industry since 1971. This professional experience and deep understanding of the media and entertainment sector makes Mr. Crawford a valuable member of our Board.

Age: 72 Director Since: February 2013 Committee Membership: Strategic Advisory Committee (Co-Chairman) Residence: La Cañada, California
Arthur Evrensel
Business Experience

Mr. Evrensel is a founding partner of the law firm of Michael, Evrensel & Pawar LLP, which was formed in February 2014. Prior to that, Mr. Evrensel was a partner with the law firm of Heenan Blaikie LLP from 1992 until February 2014.
Other Directorships

None.
Qualifications

Mr. Evrensel is a leading counsel in entertainment law relating to television and motion picture development, production, financing and distribution, as well as in the area of new media law. Mr. Evrensel is recognized as one of Canada’s leading entertainment lawyers, including his recognition in the Guide to the Leading 500 Lawyers in Canada published by Lexpert/American Lawyer (since 2002), the Euromoney’s Guide to the World’s Leading Technology, Media & Telecommunications Lawyers (since 2002) and The Best Lawyers in Canada (Woodward/White). Since 2002, Mr. Evrensel has also been recognized in the annual Canadian Legal Lexpert Directory in entertainment law as Most Frequently Recommended. Mr. Evrensel has published numerous articles on entertainment law pertaining to international co-productions and bank financing in the filmed entertainment industry, has lectured on entertainment law at McGill University in Montreal, the University of British Columbia in Vancouver, as well as at the University of Victoria, and has chaired numerous seminars and conferences relating to the film and television industry in Canada, the United States, China and England. Mr. Evrensel was the contributing editor of the Entertainment Agreements Volume of Canadian Forms & Precedent (2001 to 2007) published by Butterworths Canada. This expertise, along with his in-depth understanding of our industry and his network in the business and entertainment

Age: 61 Director Since: September 2001 Committee Membership: Compensation Committee (Chairman) Residence: North Vancouver, British Columbia
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Jon Feltheimer
Business Experience

During his 30-year entertainment industry career, Mr. Feltheimer has held leadership positions at Lionsgate, Sony Pictures Entertainment and New World Entertainment, and has been responsible for tens of thousands of hours of television programming and hundreds of films. Prior to joining Lionsgate, he served as President of TriStar Television from 1991 to 1993, President of Columbia TriStar Television from 1993 to 1995, and President of Columbia TriStar Television Group and Executive Vice President of Sony Pictures Entertainment from 1995 to 1999, where he oversaw the launch of dozens of successful branded channels around the world.
Other Directorships

Mr. Feltheimer is a director of the board of Grupo Televisa, S.A.B. (NYSE: TV; BMV: TLEVISA CPO). Mr. Feltheimer is also a director of Celestial Tiger Entertainment, the Company’s joint venture with Saban Capital Group, Inc. and Celestial Pictures (a company wholly-owned by Astro Malaysia Holdings Sdn. Bhd.).
Qualifications

During Mr. Feltheimer’s tenure, the Company has grown from its independent studio roots into a premier next generation global content leader. As our Chief Executive Officer, Mr. Feltheimer provides a critical link to management’s perspective in Board discussions regarding the business and strategic direction of the Company. With over 30 years of experience in the entertainment industry, Mr. Feltheimer brings an unparalleled level of strategic and operational experience to the Board, as well as an in-depth understanding of our industry and invaluable relationships within the business and entertainment community.

Age: 67 Director Since: January 2000 Position with the Company: Chief Executive Officer since March 2000 Residence: Los Angeles, California
Emily Fine
Business Experience

Ms. Fine is a principal of MHR Fund Management, a New York based private equity firm that manages approximately $5 billion of capital and has holdings in public and private companies in a variety of industries. Ms. Fine joined MHR Fund Management in 2002 and is a member of the firm’s investment committee. Prior to joining MHR Fund Management, Ms. Fine served as Senior Vice President at Cerberus Capital Management, L.P. and also worked at Merrill Lynch in the Telecom, Media & Technology Investment Banking Group, where she focused primarily on media M&A transactions.
Other Directorships

Ms. Fine serves on the Board of Directors of Rumie Initiative, a non-profit organization dedicated to delivering free digital educational content to the world’s underprivileged children.
Qualifications

Ms. Fine brings to the Board a unique perspective of our business operations and valuable insight regarding financial matters. Ms. Fine has over 20 years of investing experience and experience working with various companies in the media industry, including, as a principal of MHR Fund Management, working closely with the Company over the past ten years. Ms. Fine holds a Bachelor of Business Administration from the University of Michigan.
Investor Rights Agreement

Ms. Fine serves as a designee of MHR Fund Management under the Investor Rights Agreement (discussed below).

Age: 45 Director Since: November 2015 Committee Membership: Audit & Risk Committee, Nominating and Corporate Governance Committee Residence: New York, New York
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Michael T. Fries
Business Experience

Mr. Fries has served as the Chief Executive Officer, President and Vice Chairman of the Board of Directors of Liberty Global, plc (“Liberty Global”) since June 2005. Mr. Fries was Chief Executive Officer of UnitedGlobalCom LLC (“UGC”) from January 2004 until the businesses of UGC and Liberty Media International, Inc. were combined to form Liberty Global.
Other Directorships

Mr. Fries is Executive Chairman of Liberty Latin America Ltd. (since December 2017) (NASDAQ: LILA) and a director of Grupo Televisa S.A.B. (NYSE: TV; BMV: TLEVISA CPO) (since April 2015). Mr. Fries is a director of CableLabs® and The Paley Center for Media, as well as various other non-profit organizations. Mr. Fries serves as a Digital Communications Governor and Steering Committee member of the World Economic Forum. Mr. Fries received his Bachelor’s Degree from Wesleyan University (where he is a member of the Board of Trustees) and his Masters of Business Administration from Columbia University (where he is a member of the Board of Overseers for the business school).
Qualifications

Mr. Fries has well over 30 years of experience in the cable and media industry. For over 14 years, he has held the positions of Chief Executive Officer, President and Vice Chairman of Liberty Global. He was a founding member of the management team that launched Liberty Global’s international expansion over 29 years ago, and he has served in various strategic and operating capacities since that time. As an executive officer of Liberty Global and its predecessor, Mr. Fries has overseen its growth into one of the world’s largest and most innovative cable companies with broadband, entertainment, voice and mobile services in 10 countries. With 51 million broadband, video, voice and mobile subscribers, close to 27,000 employees and annualized full company revenue of  $15 billion, Liberty Global is recognized as a global leader in entertainment, media and broadband. Mr. Fries’ significant executive experience building and managing international distribution and programming businesses, in-depth knowledge of all aspects of a global telecommunications business and responsibility for setting the strategic, financial and operational direction for Liberty Global contribute to the Board’s consideration of the strategic, operational and financial challenges and opportunities of our business, and strengthen the Board’s collective qualifications, skills and attributes.
Investor Rights Agreement

Mr. Fries serves as the designee of Liberty under the Investor Rights Agreement (discussed below).

Age: 56 Director Since: November 2015 Committee Membership: Compensation Committee, Strategic Advisory Committee Residence: Denver, Colorado
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Sir Lucian Grainge
Business Experience

Sir Lucian Grainge is currently the Chairman and Chief Executive Officer of Universal Music Group, positions he has held since March 2011 and January 2011, respectively. Prior to that, Mr. Grainge held positions of increasing responsibility within the Universal Music Group organization, a subsidiary of Vivendi S.A. (“Vivendi”) including serving as the Chairman and Chief Executive Officer of Universal Music UK from 2001 until 2005 and as the Chairman and Chief Executive Officer of Universal Music Group International from 2005 until February 2010. In addition, Mr. Grainge served on Vivendi’s management board from April 2010 until June 2012.
Other Directorships

Mr. Grainge previously served as a member of the Board of Directors of Activision Blizzard, Inc. (from March 2011 until October 2013) and a member of the Board of Directors of DreamWorks Animation SKG Inc. (from May 2013 to August 2016), until its acquisition by NBC Universal, a division of Comcast Corporation.
Qualifications

With more than 30 years of experience in the music and entertainment businesses, including as an active Chief Executive Officer of a large entertainment company with worldwide operations, Mr. Grainge brings extensive knowledge of the entertainment industry to the Board. He continues to pioneer new approaches to signing and developing the world’s most successful recording artists and songwriters and he consistently champions innovative business models and partnerships with a wide range of global technology and media partners. His leadership is widely recognized as having laid the foundation for the music industry’s return to growth after suffering more than a decade of decline. In 2016, Sir Lucian, a native of London, was bestowed with a knighthood by Her Majesty Queen Elizabeth II in the Queen’s 90th Birthday Honours list for accomplishments in the music industry. Mr. Grainge additionally serves on the Board of Trustees of Northeastern University.
Investor Rights Agreement

Mr. Grainge serves as a designee of MHR Fund Management under the Investor Rights Agreement (discussed below).

Age: 59 Director Since: September 2016 Committee Membership: Nominating and Corporate Governance Committee Residence: Pacific Palisades, California
Lions Gate 2019 Proxy Statement   13

Susan McCaw
Business Experience

Ms. McCaw is currently the President of SRM Capital Investments, a private investment firm. Before this, Ms. McCaw served as President of COM Investments, a position she held from April 2004 to June 2019 except while serving as U.S. Ambassador to the Republic of Austria from November 2005 to December 2007. Prior to April 2004, Ms. McCaw was the Managing Partner of Eagle Creek Capital, a private investment firm investing in private technology companies, a Principal with Robertson, Stephens & Company, a San Francisco-based technology investment bank, and an Associate in the Robertson Stephens Venture Capital Group. Earlier in her career, Ms. McCaw was a management consultant with McKinsey & Company.
Other Directorships

Ms. McCaw is Trustee Emerita of Stanford University and is the Board Chair and a founding board member of the Malala Fund. She is an Overseer as well as Vice Chair of the Executive Committee at Hoover Institution. Ms. McCaw is a board member of the Stanford Institute for Economic Policy Research, the Ronald Reagan Presidential Foundation, and Teach for America. Ms. McCaw also serves on the Khan Academy Global Advisory Board, the Knight-Hennessy Scholars Global Advisory Board, and Harvard Business School’s Board of Dean’s Advisors. In addition, Ms. McCaw is a member of the Council on Foreign Relations and the Council of American Ambassadors.
Qualifications

Ms. McCaw brings deep experience and relationships in global business and capital markets to the Board through her private sector experience in investment banking and investment management, and through her public service as a former U.S. Ambassador. Ms. McCaw holds a Bachelor’s Degree in Economics from Stanford University and a Masters of Business Administration from Harvard Business School. Ms. McCaw’s experience both as an investor and diplomat brings broad and meaningful insight to the Board’s oversight of the Company’s business.

Age: 57 Director Since: September 2018 Position with the Company: Compensation Committee Residence: Seattle, Washington
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Mark H. Rachesky, M.D.
Business Experience

Dr. Rachesky is Founder and Chief Investment Officer of MHR Fund Management LLC, a New York-based private equity firm that manages approximately $5 billion of capital and has holdings in public and private companies across a variety of industries. Dr. Rachesky holds an M.B.A. from Stanford University School of Business, an M.D. from Stanford University School of Medicine, and a B.S. in Molecular Aspects of Cancer from the University of Pennsylvania.
Other Directorships

Dr. Rachesky is the Non-Executive Chairman of the Board of Directors, member of the Executive Committee and Chairman of the Compensation Committee of Loral Space & Communications Inc. (LORL: NASDAQ); a director and member of the Governance and Nominating Committee and the Compensation Committee of Emisphere Technologies, Inc. (EMIS: OTCBB); a director and member of the Nominating Committee, the Corporate Governance Committee and the Compensation Committee of Titan International, Inc. (TWI: NYSE); and a director and member of the Nominating and Governance Committee and Co-Chairman of the Finance Committee of Navistar International Corporation (NAV: NYSE). Dr. Rachesky formerly served on the Board of Directors of Leap Wireless International, Inc. (NASDAQ: LEAP) until its merger with AT&T in March 2014. Dr. Rachesky also serves on the Board of Directors of Mt. Sinai Hospital Children’s Center Foundation, the Board of Advisors of Columbia University Medical Center, as well as the Board of Overseers of the University of Pennsylvania.
Qualifications

Dr. Rachesky has demonstrated leadership skills as well as extensive financial expertise and broad-based business knowledge and relationships. In addition, as the Chief Investment Officer of MHR Fund Management LLC, with a demonstrated investment record in companies engaged in a wide range of businesses over the last 20 plus years, together with his experience as chairman and director of other public and private companies, Dr. Rachesky brings broad and insightful perspectives to the Board relating to economic, financial and business conditions affecting the Company and its strategic direction.
Investor Rights Agreement

Dr. Rachesky serves as a designee of MHR Fund Management under the Investor Rights Agreement (discussed below).

Age: 60 Director Since: September 2009 Position with the Company: Chairman of the Board, Compensation Committee, Strategic Advisory Committee (Co-Chairman) Residence: New York, New York
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Daniel Sanchez
Business Experience

Since 1990, Mr. Sanchez has engaged in the private practice of law, representing individual and business clients in a variety of non-litigation areas. In 2012, Mr. Sanchez earned his master’s degree in tax law (LL.M.), and currently focuses his practice on the area of tax planning. He was a full member of the Board of Ethics of the City of Stamford, Connecticut, which he was appointed to by the mayor in 2012.
Other Directorships

Mr. Sanchez has been a common stock director of Discovery, Inc. (“Discovery”) (NASDAQ: DISCA) since May 2017. Mr. Sanchez served as a director of Starz from January 2013 until December 2016, when it merged with the Company. Mr. Sanchez currently serves as an Advisory Board member of MMBA, LLC, a blockchain advisory firm based in Stamford, Connecticut.
Qualifications

Mr. Sanchez is an accomplished attorney who brings a unique legal perspective to the Board, with expertise in developing strategies that take into consideration a wide range of issues resulting from the application and evolution of tax laws and regulations. Additionally, as a former director of Starz, Mr. Sanchez’s provides unique institutional knowledge of the premium cable network, which is valuable in assessing potential strategic and operational challenges that it may face. As a result, Mr. Sanchez adds to the overall breadth of experience and expertise of our Board, positioning him as a valued presence to the Company.

Age: 56 Director Since: September 2018 Position with the Company: Audit & Risk Committee Residence: Stamford, Connecticut
Daryl Simm
Business Experience

Since February 1998, Mr. Simm has been Chairman and Chief Executive Officer of Omnicom Media Group, a division of Omnicom Group, Inc. (OMC:NYSE), of which he is an officer.
Qualifications

Mr. Simm leads one of the industry’s largest media planning and buying groups representing blue-chip global advertisers that connect their brands to consumers through entertainment content. The agencies he leads routinely receive accolades as the most effective and creative in their field and he has been recognized as one of the “100 most influential leaders in marketing, media and tech.” Earlier in his career, Mr. Simm ran P&G Productions, a prolific producer of television programming, where he was involved in large co-production ventures and international content distribution. Mr. Simm was also the top media executive at Procter & Gamble, the world’s largest advertiser and a pioneer in the use of branded entertainment content. Mr. Simm’s broad experience across the media and content space makes him well qualified to serve on the Board.

Age: 58 Director Since: September 2004 Committee Memberships: Nominating and Corporate Governance Committee (Chairman), Compensation Committee Residence: Old Greenwich, Connecticut
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Hardwick Simmons
Business Experience

Mr. Simmons currently serves as a director of Invivoscribe, Inc. and Stonetex Oil Company, privately held companies. From February 2001 to June 2003, Mr. Simmons served first as Chief Executive Officer and then as Chairman and Chief Executive Officer at The NASDAQ Stock Market Inc. From May 1991 to December 2000, Mr. Simmons served as President and Chief Executive Officer of Prudential Securities Incorporated.
Other Directorships

From 2003 to 2016, Mr. Simmons was the Lead Director and Chairman of the Audit and Risk Committee of Raymond James Financial (RJF: NYSE). Additionally, from 2007 to 2009, Mr. Simmons was a director of Geneva Acquisition Corp., a company listed on the American Stock Exchange.
Qualifications

Mr. Simmons, through an accomplished career overseeing one of the largest equity securities trading markets in the world and other large complex financial institutions, brings important business and financial expertise to the Board in its deliberations on complex transactions and other financial matters. In addition, his broad business knowledge, connections in the business community and valuable insight regarding investment banking and regulation are relevant to the Board’s oversight of the Company’s business.

Age: 79 Director Since: June 2005 Committee Membership: Audit & Risk Committee (Chairman), Strategic Advisory Committee Residence: Marion, Massachusetts
David M. Zaslav
Business Experience

Mr. Zaslav serves as President and Chief Executive Officer (since January 2007), and a common stock director, of Discovery, Inc. Mr. Zaslav served as President, Cable & Domestic Television and New Media Distribution of NBC Universal, Inc. (“NBC”), a media and entertainment company, from May 2006 to December 2006. Mr. Zaslav served as Executive Vice President of NBC, and President of NBC Cable, a division of NBC, from October 1999 to May 2006.
Other Directorships

Mr. Zaslav serves on the Board of Directors of Discovery, Inc. (NASDAQ: DISCA), Grupo Televisa, S.A.B. (NYSE: TV; BMW: TLEVISA CPO), and Sirius XM Holdings, Inc. (NASDAQ: SIRI). Mr. Zaslav also serves on Sirius XM’s Nominating and Corporate Governance Committee. Mr. Zaslav was a director of Univision Holdings, Inc. from 2012 to 2015 and TiVo, Inc. from 2000 to 2010.
Qualifications

Mr. Zaslav’s value to the Board includes his extensive executive experience in the media and entertainment business, focusing on cable television. Mr. Zaslav has a deep understanding of the media business, both domestically and internationally, through years of leadership at both Discovery, a global media company with a portfolio of nonfiction, lifestyle, sports and kids content brands across pay-television, free-to-air and digital properties in more than 220 countries and territories, and former executive positions at NBC Universal. Mr. Zaslav’s expertise positions him to advise the Company in considering business opportunities and provide a concrete understanding of developing cable networks.
Investor Rights Agreement

Mr. Zaslav serves as the designee of Discovery Lightning under the Investor Rights Agreement (discussed below).

Age: 59 Director Since: November 2015 Committee Membership: Nominating and Corporate Governance Committee Residence: New York, New York
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Board Profile
Our Board consists of a strong group of proven leaders and executives with experience across a wide range of industries giving us a diverse set of skills, viewpoints and expertise. We believe the mix of experience and perspectives on the Board serves to strengthen management and our Company.

Skills and Qualifications

Executive Leadership

Finance and Accounting

Global Business

Governance and Compliance

Investment Banking

Legal and Tax

Media and Entertainment

Public Company

Strong Independent Leadership

Our Chief Executive Officer
and Vice Chairman
85%
Independent

Mix of Experience and Fresh Perspective

15%
>70 years
8%
<50 years
Average
Age
61 years
46%
50-59 years
31%
60-69 years

Balanced Tenure

39%
>10 years
Average
Tenure
9 Years
46%
<5 years
15%
5-10 years

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Investor Rights Agreement
On November 10, 2015, (i) Liberty, a limited company organized under the laws of the United Kingdom and a wholly owned subsidiary of Liberty Global, agreed to purchase 5,000,000 of the Company’s then outstanding common shares from funds affiliated with MHR Fund Management, and (ii) Discovery Lightning, a limited company organized under the laws of the United Kingdom and a wholly owned subsidiary of Discovery, agreed to purchase 5,000,000 of the Company’s then outstanding common shares from funds affiliated with MHR Fund Management (collectively, the “Purchases”).
In connection with the Purchases, on November 10, 2015, the Company entered into an investor rights agreement with Liberty Global, Discovery, Liberty, Discovery Lightning and certain affiliates of MHR Fund Management (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, the Company agreed to expand the size of its Board to 14 members and to appoint (a) Mr. Fries, President and Chief Executive Officer of Liberty Global, (b) Mr. Zaslav, President and Chief Executive Officer of Discovery, and (c) Ms. Fine, a Principal of MHR Fund Management, as directors to fill the resulting vacancies, which became effective on November 12, 2015.
The Investor Rights Agreement provides that (1) for so long as funds affiliated with MHR Fund Management beneficially own at least 10,000,000 of the Company’s then outstanding common shares in the aggregate, the Company will include three designees of MHR Fund Management (at least one of whom will be an independent director and will be subject to Board approval) on its slate of director nominees for election at each future annual meeting of the Company’s shareholders and (2) for so long as funds affiliated with MHR Fund Management beneficially own at least 5,000,000, but less than 10,000,000 of the Company’s then outstanding common shares in the aggregate, the Company will include one designee of MHR Fund Management on its slate of director nominees for election at each future annual meeting of the Company’s shareholders. Sir Lucian Grainge, Dr. Rachesky and Ms. Fine, were appointed as designees of MHR Fund Management pursuant to the Investor Rights Agreement.
In addition, the Investor Rights Agreement provides that (1) for so long as Liberty and Discovery Lightning (together with certain of their affiliates) beneficially own at least 10,000,000 of the Company’s then outstanding common shares in the aggregate, the Company will include one designee of Liberty and one designee of Discovery Lightning on its slate of director nominees for election at each future annual meeting of the Company’s shareholders and (2) for so long as Liberty and Discovery Lightning (together with certain of their affiliates) beneficially own at least 5,000,000, but less than 10,000,000 of the Company’s then outstanding common shares in the aggregate, the Company will include one designee of Liberty and Discovery Lightning, collectively, on its slate of director nominees for election at each future annual meeting of the Company’s shareholders, selected by (a) Liberty, if Liberty individually exceeds such 5,000,000 common share threshold but Discovery Lightning does not, (b) Discovery Lightning, if Discovery Lightning individually exceeds such 5,000,000 common share threshold but Liberty does not and (c) Liberty and Discovery Lightning, jointly, if neither Liberty nor Discovery Lightning individually exceeds such 5,000,000 common share threshold. As stated above, Mr. Zaslav was appointed as a designee of Discovery Lightning and Mr. Fries was appointed as a designee of Liberty and they were appointed as directors of the Company effective on November 12, 2015.
Under the Investor Rights Agreement, Liberty and Discovery Lightning (together with certain of their affiliates) have agreed that if they sell or transfer any of their Company common shares to a shareholder or group of shareholders that beneficially own 5% or more of the Company’s then outstanding common shares, or that would result in a person or group of persons beneficially owning 5% or more of the Company’s then outstanding common shares, any such transferee would have to agree to the standstill, transfer and voting provisions set forth in the Investor Rights Agreement and the Voting and Standstill Agreement (described below), subject to certain exceptions set forth in the Investor Rights Agreement.
In addition, the Company has also agreed to provide Liberty, Discovery Lightning and MHR Fund Management with certain pre-emptive rights on shares that the Company may issue in the future for cash consideration. Furthermore, the Company has agreed that, until November 10, 2020, the Company will not adopt a “poison pill” or “shareholder rights plan” that would prevent Liberty, Discovery Lightning and Dr. John C. Malone, a former director of the Company (together with certain of their affiliates) from beneficially owning at least 18.5% of the outstanding voting power of the Company in the aggregate.
Amendment to Investor Rights Agreement
On June 30, 2016, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Starz, a Delaware corporation (“Starz”) and Orion Arm Acquisition Inc., a Delaware corporation and an indirect wholly-owned subsidiary of the Company (“Orion Arm”) pursuant to which, on December 8, 2016, Orion Arm merged with and into Starz, with Starz continuing as the surviving corporation and becoming an indirect wholly-owned subsidiary of the Company (the “Merger”). In connection with the Merger Agreement, the parties entered into Amendment No. 1 to the
Lions Gate 2019 Proxy Statement   19

Investor Rights Agreement (“Amendment No. 1 to the Investor Rights Agreement”), which, among other things, requires the Company to call a shareholder meeting in order to seek the approval of its shareholders for any issuance of New Issue Securities (as defined therein) to the Investors (as defined therein) pursuant to the pre-emptive rights granted in the Investor Rights Agreement, that occurs between the date of such shareholder meeting and the date that is five (5) years following such meeting. Pursuant to Amendment No. 1 to the Investor Rights Agreement, MHR Fund Management, Liberty, Discovery Lightning, Liberty Global, Discovery, and the affiliated funds of MHR Fund Management party thereto agreed to vote in favor of such approval, as has Dr. Malone pursuant to the Voting and Standstill Agreement (discussed below). The Company agreed that it will not issue any New Issue Securities until it obtains shareholder approval for such issuance if shareholder approval would be required in order to give effect to the pre-emptive rights granted in the Investor Rights Agreement.
Voting and Standstill Agreement
On November 10, 2015, the Company entered into a voting and standstill agreement with Liberty Global, Discovery, Liberty, Discovery Lightning, Dr. Malone and certain affiliates of MHR Fund Management (the “Voting and Standstill Agreement”). Under the Voting and Standstill Agreement, Liberty, Discovery Lightning and Dr. Malone have agreed that, until November 10, 2020 (the “Standstill Period”), they (together with certain of their affiliates) will not beneficially own more than 18.5% of the Company’s outstanding voting power in the aggregate.
During the Standstill Period, Liberty, Discovery Lightning and Dr. Malone have each agreed to vote, in any vote of the Company’s shareholders, all of the Company’s common shares beneficially owned by them (together with certain of their affiliates) in the aggregate in excess of 13.5% of the Company’s outstanding voting power in the aggregate in the same proportion as the votes cast by shareholders other than Liberty, Discovery Lightning and Dr. Malone (together with certain of their affiliates). After the expiration of the Standstill Period, Liberty, Discovery Lightning and Dr. Malone have agreed to vote, in any vote of the Company’s shareholders on a merger, amalgamation, plan of arrangement, consolidation, business combination, third party tender offer, asset sale or other similar transaction involving the Company or any of the Company’s subsidiaries (and any proposal relating to the issuance of capital, increase in the authorized capital or amendment to any constitutional documents in connection with any of the foregoing), all of the Company’s common shares beneficially owned by them (together with certain of their affiliates) in excess of 18.5% of the Company’s outstanding voting power in the aggregate in the same proportion as the votes cast by shareholders other than Liberty, Discovery Lightning and Dr. Malone (together with certain of their affiliates).
In addition, each of Liberty, Discovery Lightning, Dr. Malone and MHR Fund Management (together with certain of their affiliates) has agreed that as long as any of them have the right to nominate at least one representative to the Board, each of them will vote all of the Company’s common shares owned by them (together with certain of their affiliates) in favor of each of the other’s respective director nominees, subject to certain exceptions set forth in the Voting and Standstill Agreement.
Under the Voting and Standstill Agreement, Liberty, Discovery Lightning and Dr. Malone (together with certain of their affiliates) have also agreed that if they sell or transfer any of their Company common shares to a shareholder or group of shareholders that beneficially own 5% or more of the Company’s common shares, or that would result in a person or group of persons beneficially owning 5% or more of the Company’s common shares, any such transferee would have to agree to the standstill, transfer and voting provisions set forth in the Investor Rights Agreement and the Voting and Standstill Agreement.
The Voting and Standstill Agreement also includes certain other standstill restrictions on Liberty, Discovery Lightning and Dr. Malone that will be in effect during the Standstill Period.
Amendment to the Voting and Standstill Agreement
In connection with the Merger Agreement, on June 30, 2016, the Voting and Standstill Agreement was amended by the parties thereto (the “Amendment to the Voting and Standstill Agreement”) to provide, among other changes, that the limitations on Liberty, Discovery Lightning, and Dr. Malone would be amended to increase the voting cap to the greater of  (a) 13.5% of the total voting power of the Company and (b) the lesser of  (x) 14.2% of the total voting power of the Company and (y) the voting power held by Liberty, Discovery Lightning and Dr. Malone following consummation of the Merger or Exchange, and also to allow Liberty, Discovery Lightning, and Dr. Malone to acquire the Company’s Non-Voting Stock (as defined in the Exchange Agreement) as merger consideration pursuant to the Merger (as defined in the Merger Agreement).
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Vote Required and Board Recommendation

A plurality of Class A voting shares voting in person or by proxy is required to elect each of the 13 nominees for director. A plurality means that the 13 nominees receiving the largest number of votes cast (votes “FOR”) will be elected. Shareholders are not permitted to cumulate their shares for purposes of electing directors.
For purposes of this proposal, abstentions and broker non-votes will not be counted as votes cast in determining the number of votes necessary for the election of each of the nominated directors.
UNLESS SUCH AUTHORITY IS WITHHELD, THE PROXIES GIVEN PURSUANT TO THIS SOLICITATION WILL BE VOTED FOR THE ELECTION OF EACH DIRECTOR. THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.
Lions Gate 2019 Proxy Statement   21

Proposal 2
Re-appointment of Independent Registered Public Accounting Firm
At the request of the Audit & Risk Committee of the Board, Ernst & Young LLP will be nominated at the Annual Meeting for re-appointment as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020 at remuneration to be fixed by the Audit & Risk Committee. Ernst & Young LLP has been our independent registered public accounting firm since August 2001.
Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, and will have the opportunity to make a statement if they desire to do so, and to respond to appropriate questions from shareholders.

Vote Required and Board Recommendation

The affirmative vote of a majority of votes cast by holders of Class A voting shares present or represented by proxy at the Annual Meeting is required for the re-appointment of Ernst & Young LLP as our independent registered public accounting firm. For purposes of this proposal, abstentions will not be counted as votes cast in determining the number of votes necessary for the re-appointment of Ernst & Young LLP as our independent registered public accounting firm.
UNLESS SUCH AUTHORITY IS WITHHELD, THE PROXIES GIVEN PURSUANT TO THIS SOLICITATION WILL BE VOTED FOR THE RE-APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2020, AT A REMUNERATION TO BE DETERMINED BY THE AUDIT & RISK COMMITTEE. THE BOARD RECOMMENDS THEIR RE-APPOINTMENT.
22   Lions Gate 2019 Proxy Statement

Proposal 3
Advisory Vote to Approve Executive Compensation
The Company is providing its shareholders with the opportunity to cast a non-binding, advisory vote on the compensation of our Named Executive Officers (as defined below) as disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this proxy statement (including in the compensation tables and narratives accompanying those tables as well as in the Compensation Discussion and Analysis).
In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, the Board will request your advisory vote on the following resolution at the Annual Meeting:
RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in this proxy statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.
This vote is an advisory vote only and will not be binding on the Company, the Board or the Compensation Committee of the Board, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board or the Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by shareholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for the Named Executive Officers.
The Company’s current policy is to provide shareholders with an opportunity to approve the compensation of the Named Executive Officers each year at the Annual Meeting. The next such vote will occur at the 2020 Annual Meeting.

Vote Required and Board Recommendation

Approval of this Proposal No. 3 requires the affirmative vote of the holders of a majority of the votes cast by holders of Class A voting shares present in person or by proxy at the Annual Meeting. For purposes of this proposal, abstentions and broker non-votes will not be counted as votes cast in determining the number of votes necessary for the advisory vote to approve executive compensation.
UNLESS SUCH AUTHORITY IS WITHHELD, THE PROXIES GIVEN PURSUANT TO THIS SOLICITATION WILL BE VOTED FOR THE ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION. THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3.
Lions Gate 2019 Proxy Statement   23

Proposal 4
Approval of the Lions Gate Entertainment Corp. 2019 Performance Incentive Plan

General

At the Annual Meeting, shareholders will be asked to approve the Lions Gate Entertainment Corp. 2019 Performance Incentive Plan (the “2019 Plan”), which was adopted, subject to shareholder approval, by the Board on July 17, 2019. The Company believes that incentives and share-based awards focus employees on creating shareholder value and promoting the success of the Company and that incentive compensation plans like the proposed 2019 Plan are an important attraction, retention and motivation tool for participants in the plan.
The Company currently maintains the Lions Gate Entertainment Corp. 2017 Performance Incentive Plan (the “2017 Plan”). As of July 9, 2019, a total of 32,069,666 of the Company’s common shares (“Common Shares”) were then subject to outstanding awards granted under the 2017 Plan, and an additional 863,101 Common Shares were then available for new award grants under the 2017 Plan. These numbers are presented before giving effect to certain Company equity awards granted under the 2017 Plan prior to the Annual Meeting that include cash-settlement provisions (the “Cash-Settlement Awards”). For purposes of this 2019 Plan proposal, performance-based awards that have been approved by the Compensation Committee but for which the performance goals have not yet been established (and accordingly are not treated as “granted” for accounting purposes until the relevant performance goals have been set) have nevertheless been included in the awards that are outstanding as of a particular date. For additional information on our past grants under the 2017 Plan, the Cash-Settlement Awards, and the potential dilutive impact of the 2019 Plan, please see Specific Benefits Under the 2019 Performance Incentive Plan below.
The Board of Directors believes that the number of shares currently available under the 2017 Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives. If shareholders approve the 2019 Plan, no new awards will be granted under the 2017 Plan after the Annual Meeting, and the number of Common Shares that remain available for award grants under the 2017 Plan immediately prior to the Annual Meeting will be made available for award grants under the 2019 Plan. An additional 6,100,000 Common Shares will also be made available for award grants under the 2019 Plan. In addition, if shareholders approve the 2019 Plan, any Common Shares subject to outstanding awards under the 2017 Plan or any of the Company’s other stock incentive plans that expire, are cancelled, or otherwise terminate, or are forfeited after the Annual Meeting, will also be available for award grant purposes under the 2019 Plan.
If shareholders approve the 2019 Plan, the termination of our grant authority under the 2017 Plan will not affect awards then outstanding under that plan. If shareholders do not approve the 2019 Plan, the Company will continue to have the authority to grant awards under the 2017 Plan.
Awards granted under the 2017 Plan may be denominated or settled in either Class A voting shares or Class B non-voting shares, as determined by the plan administrator, provided that in no event may the total number of shares issued pursuant to awards granted under the 2017 Plan exceed the aggregate share limit of the 2017 Plan. Similarly, awards granted under the 2019 Plan may be denominated or settled in either Class A voting shares or Class B non-voting shares, as determined by the plan administrator, provided that in no event may the total number of shares issued pursuant to awards granted under the 2019 Plan exceed the Share Limit described below in this 2019 Plan proposal. As used in this proposal, “Common Shares” refers to either Class A voting shares or Class B non-voting shares unless otherwise specified.
Summary Description of the 2019 Performance Incentive Plan
The principal terms of the 2019 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2019 Plan, which appears as Exhibit A to this proxy statement.
Purpose.   The purpose of the 2019 Plan is to promote the success of the Company by providing an additional means for us to attract, motivate, retain and reward selected employees and other eligible persons through the grant of awards. Equity-based awards are also intended to further align the interests of award recipients and our shareholders.
Administration.   The Board, or one or more committees appointed by the Board, will administer the 2019 Plan. The Board has delegated general administrative authority for the 2019 Plan to the Compensation Committee. The Board or a committee thereof  (within its delegated authority) may delegate different levels of authority to different committees or
24   Lions Gate 2019 Proxy Statement

persons with administrative and grant authority under the 2019 Plan. (The appropriate acting body, be it the Board, a committee within its delegated authority, or another person within his or her delegated authority, is referred to in this proposal as the “Administrator”).
The Administrator has broad authority under the 2019 Plan including, without limitation, the authority:
•
to select eligible participants and determine the type(s) of award(s) that they are to receive;

•
to grant awards and determine the terms and conditions of awards, including the price (if any) to be paid for the shares or the award and, in the case of share-based awards, the number of shares to be offered or awarded;

•
to determine any applicable vesting and exercise conditions for awards (including any applicable time-based and/or performance-based vesting or exercisability conditions) and the extent to which such conditions have been satisfied, or determine that no delayed vesting or exercise is required, to determine the circumstances in which any performance-based goals (or the applicable measure of performance) will be adjusted and the nature and impact of any such adjustment, to establish the events (if any) on which exercisability or vesting may accelerate (including specified terminations of employment or service or other circumstances), and to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards (subject in the case of stock options and share appreciation rights to the maximum term of the award);

•
to cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate, any or all outstanding awards, subject to any required consents;

•
subject to the other provisions of the 2019 Plan, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award;

•
to determine the method of payment of any purchase price for an award or Common Shares delivered under the 2019 Plan, as well as any tax-related items with respect to an award, which may be in the form of cash, check, or electronic funds transfer, by the delivery of already-owned Common Shares or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law;

•
to modify the terms and conditions of any award, establish sub-plans and agreements and determine different terms and conditions that the Administrator deems necessary or advisable to comply with laws in the countries where the Company or one of its subsidiaries operates or where one or more eligible participants reside or provide services;

•
to approve the form of any award agreements used under the 2019 Plan; and

•
to construe and interpret the 2019 Plan, make rules for the administration of the 2019 Plan, and make all other determinations for the administration of the 2019 Plan.

No Repricing.   In no case (except due to an adjustment to reflect a stock split or other event referred to under Adjustments below, or any repricing that may be approved by shareholders) will the Administrator (1) amend an outstanding stock option or share appreciation right to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or share appreciation right in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange, or surrender an outstanding stock option or share appreciation right in exchange for a stock option or share appreciation right with an exercise or base price that is less than the exercise or base price of the original award.
Eligibility.   Persons eligible to receive awards under the 2019 Plan include officers or employees of the Company or any of its subsidiaries, directors of the Company, and certain consultants and advisors to the Company or any of its subsidiaries. Currently, approximately 1,479 officers and employees of the Company and its subsidiaries (including all of the Named Executive Officers), and each of the Company’s 11 Non-Employee Directors (as defined below), are considered eligible under the 2019 Plan. Additionally, approximately 11 consultants and advisors of the Company and its subsidiaries are currently considered eligible under the 2019 Plan.
Aggregate Share Limit.   The maximum number of Common Shares that may be issued or transferred pursuant to awards under the 2019 Plan equals the sum of the following (such total number of shares, the “Share Limit”):
•
6,100,000 Common Shares, plus

•
the number of shares available for additional award grant purposes under the 2017 Plan as of the date of the Annual Meeting and determined immediately prior to the termination of the authority to grant new awards under the 2017 Plan as of the date of the Annual Meeting, plus

Lions Gate 2019 Proxy Statement   25

•
the number of any shares subject to stock options and share appreciation rights granted under the 2017 Plan, the Lions Gate Entertainment Corp. 2012 Performance Incentive Plan, as amended (the “2012 Plan”), the Starz 2016 Omnibus Incentive Plan (the “Starz 2016 Plan”), and the Starz 2011 Incentive Plan (Amended and Restated as of October 15, 2013) (collectively, the “Prior Plans”) and outstanding as of the date of the Annual Meeting which expire, or for any reason are cancelled or terminated, after the date of the Annual Meeting without being exercised, plus

•
the number of any shares subject to restricted stock and restricted share unit awards granted under the Prior Plans that are outstanding and unvested as of the date of the Annual Meeting which are forfeited, terminated, cancelled, or otherwise reacquired after the date of the Annual Meeting without having become vested.

The Common Shares available for issuance under the 2019 Plan (including, for clarity, any shares originally authorized for issuance under any Prior Plan that become available for issuance under the 2019 Plan as described above) may be issued as either Class A voting shares or Class B non-voting shares, as determined by the Administrator in its sole discretion and set forth in the applicable award agreement; provided that in no event may the combined number of Class A voting shares or Class B non-voting shares issued under the 2019 Plan exceed the Share Limit.
Additional Share Limits.   The following other limits are also contained in the 2019 Plan. These limits are in addition to, and not in lieu of, the Share Limit for the plan described above.
•
The maximum number of Common Shares that may be delivered pursuant to stock options qualified as incentive stock options granted under the 2019 Plan is 10,000,000 shares. (For clarity, any shares issued in respect of incentive stock options granted under the plan will also count against the overall Share Limit above.)

•
The maximum grant date fair value for awards granted to a Non-Employee Director under the 2019 Plan during any one calendar year is $250,000, except that this limit will be $400,000 as to (1) a Non-Employee Director who is serving as the independent Chairman of the Board or as a lead independent director at the time the applicable grant is made or (2) any new Non-Employee Director for the calendar year in which the Non-Employee Director is first elected or appointed to the Board; provided that these limits will not apply to retainer and meeting fees that the Non-Employee Director may elect to receive in the form of either cash or shares. For purposes of this limit, the “grant date fair value” of an award means the value of the award on the date of grant of the award determined using the equity award valuation principles applied in the Company’s financial reporting. This limit will not apply to, and will be determined without taking into account, any award granted to an individual who, on the grant date of the award, is an officer or employee of the Company or one of its subsidiaries. This limit will apply on an individual basis and not on an aggregate basis to all Non-Employee Directors as a group.

Share-Limit Counting Rules.   The Share Limit of the 2019 Plan is subject to the following rules:
•
Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2019 Plan will not be counted against the Share Limit and will again be available for subsequent awards under the 2019 Plan.

•
To the extent that shares are delivered pursuant to the exercise of a share appreciation right granted under the 2019 Plan, the number of underlying shares which are actually issued in payment of the award will be counted against the Share Limit. (For clarity, if a share appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 15,000 shares will be counted against the Share Limit with respect to such exercise.)

•
Shares that are exchanged by a participant or withheld by the Company as full or partial payment in connection with any award granted under the 2019 Plan (including as to payment of the exercise price of a stock option), as well as any shares exchanged by a participant or withheld by the Company to satisfy the tax withholding obligations related to any award granted under the 2019 Plan, will not be counted against the Share Limit and will again be available for subsequent awards under the 2019 Plan.

•
In addition, shares that are exchanged by a participant or withheld by the Company after the date of the Annual Meeting as full or partial payment in connection with any award granted under the Prior Plans (including as to payment of the exercise price of a stock option), as well as any shares exchanged by a participant or withheld by the Company after the date of the Annual Meeting to satisfy the tax withholding obligations related to any award granted under the Prior Plans, will be available for new awards under the 2019 Plan.

•
To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the Share Limit and will again be available for subsequent awards under the 2019 Plan.

26   Lions Gate 2019 Proxy Statement

•
In the event that shares are delivered in respect of a dividend equivalent right, the actual number of shares delivered with respect to the award shall be counted against the Share Limit. (For clarity, if 1,000 dividend equivalent rights are granted and outstanding when the Company pays a dividend, and 50 shares are delivered in payment of those rights with respect to that dividend, 50 shares shall be counted against the Share Limit). Except as otherwise provided by the Administrator, shares delivered in respect of dividend equivalent rights shall not count against any individual award limit under the 2019 Plan other than the aggregate Share Limit.

In addition, the 2019 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2019 Plan. The Company may not increase the applicable share limits of the 2019 Plan by repurchasing Common Shares on the market (by using cash received through the exercise of stock options or otherwise).
Types of Awards.   The 2019 Plan authorizes stock options, share appreciation rights, restricted stock, stock bonuses and other forms of awards granted or denominated in Common Shares or units of Common Shares, as well as cash bonus awards. The 2019 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be structured to be paid or settled in cash.
A stock option is the right to purchase Common Shares at a future date at a specified price per share (the “exercise price”). The per share exercise price of a stock option generally may not be less than the fair market value of a Common Share on the date of grant. The maximum term of a stock option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under Federal Income Tax Consequences of Awards Under the 2019 Plan below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the 2019 Plan. Incentive stock options may only be granted to employees of the Company or a subsidiary.
A share appreciation right (also referred to as a “SAR”) is the right to receive payment of an amount equal to the excess of the fair market value of a Common Share on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the Administrator at the time of grant of the SAR and generally may not be less than the fair market value of a Common Share on the date of grant. SARs may be granted in connection with other awards or independently. The maximum term of a SAR is ten years from the date of grant.
The other types of awards that may be granted under the 2019 Plan include, without limitation, stock bonuses, restricted stock, performance stock, stock units or phantom stock (which are contractual rights to receive shares of stock, or cash based on the fair market value of a share of stock), dividend equivalents which represent the right to receive a payment based on the dividends paid on a share of stock over a stated period of time, or similar rights to purchase or acquire shares, and cash awards.
Any awards under the 2019 Plan (including awards of stock options and share appreciation rights) may be fully-vested at grant or may be subject to time- and/or performance-based vesting requirements.
Dividend Equivalents; Deferrals.   The Administrator may provide for the deferred payment of awards, and may determine the other terms applicable to deferrals. The Administrator may provide that awards under the 2019 Plan (other than stock options or SARs), and/or deferrals, earn dividends or dividend equivalents based on the amount of dividends paid on outstanding Common Shares, provided that any dividend equivalent rights granted in connection with a portion of an award granted under the 2019 Plan that is subject to unsatisfied vesting requirements will be subject to termination and forfeiture to the same extent as the corresponding portion of the award to which they relate in the event the applicable vesting requirements are not satisfied (or, in the case of a restricted stock or similar award where the dividend must be paid as a matter of law, the dividend payment will be subject to forfeiture or repayment, as the case may be, if the related vesting conditions are not satisfied).
Assumption and Termination of Awards.   If an event occurs in which the Company does not survive (or does not survive as a public company in respect of its Common Shares), including, without limitation, a dissolution, merger, combination, consolidation, conversion, exchange of securities, or other reorganization, or a sale of all or substantially all of the business, stock or assets of the Company, awards then-outstanding under the 2019 Plan will not automatically become fully vested pursuant to the provisions of the 2019 Plan so long as such awards are assumed, substituted for or otherwise continued. However, if awards then-outstanding under the 2019 Plan are to be terminated in such circumstances (without being assumed or substituted for), such awards would generally become fully vested (with any performance goals applicable to the award being deemed met at the “target” performance level), subject to any exceptions that the Administrator may provide for in an applicable award agreement. The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2019 Plan. For
Lions Gate 2019 Proxy Statement   27

example, the Administrator could provide for the acceleration of vesting or payment of an award in connection with a corporate event or in connection with a termination of the award holder’s employment. For the treatment of outstanding equity awards held by the Named Executive Officers in connection with a termination of employment and/or a change in control of the Company, please see the Potential Payments Upon Termination or Change in Control section below in this proxy statement.
Transfer Restrictions.   Subject to certain exceptions contained in Section 5.6 of the 2019 Plan, awards under the 2019 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws and are not made for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting securities are held by the award recipient or by the recipient’s family members).
Adjustments.   As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2019 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the shareholders.
No Limit on Other Authority.   Except as expressly provided with respect to the termination of the authority to grant new awards under the 2017 Plan if shareholders approve the 2019 Plan, the 2019 Plan does not limit the authority of the Board or any committee to grant awards or authorize any other compensation, with or without reference to the Common Shares, under any other plan or authority.
Termination of or Changes to the 2019 Plan.   The Board may amend or terminate the 2019 Plan at any time and in any manner. Shareholder approval for an amendment will be required only to the extent then required by applicable law or deemed necessary or advisable by the Board. Unless terminated earlier by the Board and subject to any extension that may be approved by shareholders, the authority to grant new awards under the 2019 Plan will terminate on July 16, 2029. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.
Federal Income Tax Consequences of Awards under the 2019 Plan
The U.S. federal income tax consequences of the 2019 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2019 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the U.S. Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.
With respect to nonqualified stock options, the Company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.
The current federal income tax consequences of other awards authorized under the 2019 Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, SARs, cash and share-based performance awards, dividend equivalents, share units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.
28   Lions Gate 2019 Proxy Statement

If an award is accelerated under the 2019 Plan in connection with a “change in control” (as this term is used under the U.S. Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, under Section 162(m) of the Code, the aggregate compensation in excess of  $1,000,000 payable to current or former Named Executive Officers (including amounts attributable to equity-based and other incentive awards) may not be deductible by the Company in certain circumstances.
Specific Benefits under the 2019 Performance Incentive Plan
The Company has not approved any awards that are conditioned upon shareholder approval of the 2019 Plan (although, as described below, the Company has approved certain “Cash-Settlement Awards” that may be settled in stock if the 2019 Plan is approved). The Company is not currently considering any other specific award grants under the 2019 Plan, except for the annual grants of restricted share units to Non-Employee Directors described below. In addition, the Company is considering certain equity awards that may be granted to James W. Barge, the Company’s Chief Financial Officer, in connection with a proposed extension of his employment agreement, but the types and levels of these awards have not yet been determined. If the 2019 Plan had been in effect in fiscal 2019, the Company expects that its award grants for fiscal 2019 would not have been substantially different from those actually made in that year under the 2017 Plan. For information regarding stock-based awards granted to the Named Executive Officers during fiscal 2019, see the material under the heading Compensation Discussion and Analysis below.
Non-Employee Director Awards.   As described under the heading Director Compensation below, the Company’s current practice is to make grants of restricted share units with a value of  $50,000 annually to Non-Employee Directors on the date of our Annual General and Special Meeting of Shareholders. The number of units subject to these grants is determined based on the closing price of the Common Shares on the grant date, with one-half of the award covered by Class A voting shares and one-half of the award covered by Class B non-voting shares. Assuming, for illustrative purposes only, that the price of Class A voting shares used for the conversion of the $25,000 grant value into Class A voting share units is $12.64 (which was the closing price of Class A voting shares on July 9, 2019 and the price of Class B non-voting shares used for the conversion of the remaining $25,000 grant value into Class B non-voting share units is $11.89 (which was the closing price of Class B non-voting shares on that date), the total number of restricted share units that would be granted to the Company’s 11 Non-Employee Directors as a group for calendar years 2020 through 2028 (the nine remaining full years in the term of the 2019 Plan) would be approximately 195,822 Class A voting share units and approximately 208,197 Class B non-voting share units. This calculation assumes, among other future variables, that there are no new eligible directors, the directors eligible to receive these grants continue to serve on the Board through the scheduled grant date and there are no changes to the awards granted under the director equity grant program.
Cash-Settlement Awards.   As noted above, we have approved certain “Cash-Settlement Awards” under the 2017 Plan that are currently outstanding, which consist of time-based awards of share appreciation rights. The Cash-Settlement Awards are not contingent on shareholder approval of this 2019 Plan proposal. However, given how few shares we have remaining under the 2017 Plan for new award grants, these awards have been structured so that any portion of the award that vests and is exercised or becomes payable may be settled in cash (based on the fair market value of the applicable class of our common stock at the time of exercise or payment, less the applicable exercise price in the case of awards of share appreciation rights) rather than shares. If shareholders approve this 2019 Plan proposal, the plan administrator would have discretion to settle all or a portion of the Cash-Settlement Awards using shares available for issuance under the 2019 Plan (assuming there were not sufficient shares remaining available under the 2017 Plan to settle the award and provided that any shares available for issuance under the 2019 Plan used to settle any such Cash-Settlement Award will be charged against the Share Limit for the 2019 Plan described above).
Lions Gate 2019 Proxy Statement   29

As of July 9, 2019, the following table shows how many shares were subject to Cash-Settlement Awards.
Name and Position	Number of Shares Underlying Share Appreciation Rights1
Jon Feltheimer Chief Executive Officer	418,245
Michael Burns Vice Chairman	293,110
James W. Barge Chief Financial Officer	74,405
Brian Goldsmith Chief Operating Officer	74,405
Corii D. Berg Executive Vice President and General Counsel	30,438
Total for Executive Group (5 persons)	890,603
Non-Employee Director Group (11 persons)	0
Non-Executive officer Employee Group	1,122,355

1
These SARs were granted in connection with our fiscal 2019 bonus program and are generally scheduled to vest in June 2020.

Potential Dilution.   The following paragraphs include additional information to help you assess the potential dilutive impact of the Company’s equity awards and the 2019 Plan. The Prior Plans are the Company’s only equity compensation plans. As noted above, the Prior Plans have terminated and no new awards may be granted under those plans (subject, in the case of the 2017 Plan, to shareholder approval of this 2019 Plan proposal).
Overhang.   “Overhang” refers to the number of Common Shares that are subject to outstanding awards or remain available for new award grants. The following table shows the total number of Class A voting shares and Class B non-voting shares that were subject to outstanding restricted share unit awards granted under the Prior Plans, that were subject to outstanding stock options and SARs granted under the Prior Plans, and that were then available for new award grants under the 2017 Plan, in each case as of March 31, 2019 and as of July 9, 2019. In this 2019 Plan proposal, the number of Common Shares subject to restricted share unit awards granted during any particular period or outstanding on any particular date is presented based on the actual number of Common Shares covered by those awards. For awards subject to performance-based vesting requirements, unless otherwise stated, the number of shares presented is based on the target level of performance (which is also the maximum number of shares that may be issued under the award). As noted above, for purposes of this 2019 Plan proposal, performance-based awards approved by the Compensation Committee under the Prior Plans for which the performance goals have not yet been established and are not treated as “granted” for accounting purposes until the relevant performance goals have been set have nevertheless been included in the awards that are outstanding as of a particular date. The information in the table below is presented before giving effect to the Cash-Settlement Awards discussed above in light of the cash-settlement provisions of such awards. If shareholders approve this 2019 Plan proposal, however, we will have flexibility to settle the Cash-Settlement Awards in stock as opposed to cash (using shares that would be authorized for issuance under the 2019 Plan).
30   Lions Gate 2019 Proxy Statement

	As of March 31, 2019	As of July 9, 2019
Class A voting shares subject to outstanding restricted share unit awards (excluding performance-based vesting awards)	35,803	30,138
Class B non-voting shares subject to outstanding restricted share unit awards (excluding performance-based vesting awards)	1,634,215	3,559,664
Class A voting shares subject to outstanding performance-based vesting restricted share unit awards	34,061	58,687
Class B non-voting shares subject to outstanding performance-based vesting restricted share unit awards	622,153	1,205,843
Class A voting shares subject to outstanding stock options and SARs (excluding performance-based vesting awards)	6,840,948	6,696,926
Class B non-voting shares subject to outstanding stock options and SARs (excluding performance-based vesting awards)	23,296,162	23,811,824
Class A voting shares subject to outstanding performance-based vesting stock options and SARs	1,514,565	1,328,063
Class B non-voting shares subject to outstanding performance-based vesting stock options and SARs	3,494,298	6,532,794
Shares available for new award grants under 2017 Plan	6,707,469	863,101
Burn Rate.    “Burn rate” refers to the number of shares that are subject to awards that we grant over a particular period of time, expressed as a percentage of our total number of issued and outstanding shares. The weighted-average number of Common Shares issued and outstanding in each of the last three fiscal years was 165,034,535 shares issued and outstanding in fiscal 2017; 208,404,918 shares issued and outstanding in fiscal 2018; and 213,738,627 shares issued and outstanding in fiscal 2019. The number of Common Shares issued and outstanding as of March 31, 2019 and July 9, 2019 was 216,119,988 and 217,708,088 shares, respectively.
The total number of Common Shares subject to awards that the Company granted under the 2017 Plan in each of the last three fiscal years (and, in the case of fiscal 2017, awards granted under the 2012 Plan prior to shareholder approval of the 2017 Plan), and to date (as of July 9, 2019) for fiscal 2020, are set forth below. (For purposes of this discussion of burn rate, awards with respect to Class A voting shares and Class B non-voting shares granted after the reclassification of our Common Shares in December 2016 are included together as “Common Shares.”)
•
7,327,714 shares in fiscal 2017 (which was 4.44% of the weighted-average number of Common Shares issued and outstanding in fiscal 2017), of which 1,291,712 shares were subject to restricted share unit awards (excluding performance-based vesting awards), 235,901 shares were subject to performance-based vesting restricted share unit awards, 5,065,886 shares were subject to stock options and SARs (excluding performance-based vesting stock options and SARs), and 734,215 shares were subject to performance-based vesting options and SARs;

•
3,868,161 shares in fiscal 2018 (which was 1.86% of the weighted-average number of Common Shares issued and outstanding in fiscal 2018), of which 932,473 shares were subject to restricted share unit awards (excluding performance-based vesting awards), 280,534 shares were subject to performance-based vesting restricted share unit awards, 1,476,808 shares were subject to stock options and SARs (excluding performance-based vesting stock options and SARs), and 1,178,346 shares were subject to performance-based vesting stock options and SARs;

•
5,452,899 shares in fiscal 2019 (which was 2.55% of the weighted-average number of Common Shares issued and outstanding in fiscal 2019), of which 937,614 shares were subject to restricted share unit awards (excluding performance-based vesting awards), 312,573 shares were subject to performance-based vesting restricted share unit awards, 3,332,105 shares were subject to stock options and SARs (excluding performance-based vesting stock options and SARs), and 870,607 shares were subject to performance-based vesting stock options and SARs; and

•
before giving effect to the Cash-Settlement Awards that may be settled in cash as discussed above, 5,393,159 shares in fiscal 2020 through July 9, 2019 (which was 2.43% of the number of Common Shares issued and outstanding on July 9, 2019), of which 2,224,248 shares were subject to restricted share unit awards (excluding performance-based vesting awards), 64,933 shares were subject to performance-based vesting restricted share unit awards, 2,985,417 shares were subject to stock options and SARs (excluding performance-based vesting stock options and SARs), and 118,561 shares were subject to performance-based vesting stock options and SARs.

Lions Gate 2019 Proxy Statement   31

Thus, the total number of Common Shares subject to awards granted under the 2017 Plan (and the 2012 Plan in the case of fiscal 2017) per year over the last three fiscal years (fiscal 2017, 2018 and 2019) has been, on average, 2.95% of the weighted-average number of Common Shares issued and outstanding for the corresponding year.
For purposes of this “Burn Rate” presentation, performance-based vesting awards have been included in the fiscal year in which the award became eligible to vest based on achievement of the applicable performance goals (i.e., the fiscal year in which the applicable performance period ended).
The total number of our Common Shares that were subject to awards granted under our equity incentive plans that terminated or expired, and thus became available for new award grants under the applicable plan, in each of the last three fiscal years, and to date (as of July 9, 2019) in fiscal 2020, are as follows: 1,104,687 in fiscal 2017, 1,308,412 in fiscal 2018, 1,532,563 in fiscal 2019, and 1,081,403 (to date) in fiscal 2020. The total number of our Common Shares that were subject to awards granted under our equity incentive plans and that were withheld to cover tax withholding obligations arising with respect to the award, and thus became available for new award grants under the applicable plan, in each of the last three fiscal years, and to date (as of July 9, 2019) in fiscal 2020, are as follows: 1,613,205 in fiscal 2017, 799,720 in fiscal 2018, 534,433 in fiscal 2019, and 78,641 (to date) in fiscal 2020.
The Compensation Committee anticipates that the 6,100,000 additional shares requested for the 2019 Plan (together with the shares available for new award grants under the 2017 Plan on the Annual Meeting date and assuming usual levels of shares becoming available for new awards as a result of forfeitures of outstanding awards) will provide the Company with flexibility to provide for payment in stock of the Cash-Settlement Awards that vest and to continue to grant equity awards under the 2019 Plan through the end of fiscal 2020. However, this is only an estimate, in the Company’s judgment, based on current circumstances. The total number of shares that are subject to the Company’s award grants in any one year or from year-to-year may change based on a number of variables, including, without limitation, the value of the Common Shares (since higher share prices generally require that fewer shares be issued to produce awards of the same grant date fair value), changes in competitors’ compensation practices or changes in compensation practices in the market generally, changes in the number of employees, changes in the number of directors and officers, whether and the extent to which vesting conditions applicable to equity-based awards are satisfied, acquisition activity and the need to grant awards to new employees in connection with acquisitions, the need to attract, retain and incentivize key talent, the type of awards the Company grants, and how the Company chooses to balance total compensation between cash and equity-based awards.
The closing market price of our Class A voting shares as of July 9, 2019 was $12.64 per share, and the closing market price of our Class B non-voting shares as of July 9, 2019 was $11.89 per share.
Equity Compensation Plan Information
The Company currently maintains four equity compensation plans, the Prior Plans identified above. The 2017 Plan and the 2012 Plan have each been approved by the Company’s shareholders. The Starz 2016 Plan and the Starz 2011 Incentive Plan (Amended and Restated as of October 15, 2013) (the “Assumed Plans”) were each assumed by the Company in connection with the Company’s acquisition of Starz in December 2016. No new awards may be granted under the 2012 Plan or the Assumed Plans.
The following table sets forth, for each of the Company’s equity compensation plans, the number of Common Shares subject to outstanding awards, the weighted-average exercise price of outstanding stock options and SARs, and the number of shares remaining available for future award grants as of March 31, 2019.
Plan category	Number of common shares to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights1	Number of common shares remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)
Equity compensation plans approved by shareholders	26,188,7282	$25.45	6,707,4693
Equity compensation plans not approved by shareholders4	754,108	$25.08	—
Total5	26,942,746	$25.44	6,707,469

1
The numbers in this column do not reflect the shares that were subject to outstanding restricted share unit awards.

32   Lions Gate 2019 Proxy Statement

2
This amount includes 989,021 shares (consisting of 683,643 shares subject to “out-of-the-money” stock options and SARs then outstanding and 305,378 restricted share unit awards granted under the 2017 Plan) that have been approved by the Company, but for which the performance goals had not yet been established as of March 31, 2019. Such awards are considered by the Company to be outstanding but will not be treated as “granted” for accounting purposes until the relevant performance goals have been set; accordingly, they were not included in the awards reported as outstanding in the notes to the financial statements in the Company’s Annual Report on Form 10-K for the year ended March 31, 2019, as the relevant performance goals had not been set at that time. This amount does not include shares subject to awards assumed by the Company in connection with acquisitions of other companies as described in footnote 5 below. Of the shares reported in this column, 5,193,992 shares were subject to stock options and SARs then outstanding under the 2017 Plan, and 19,001,157 shares were subject to stock options and SARs then outstanding under the 2012 Plan. In addition, this number includes 1,725,295 shares that were subject to outstanding restricted share unit awards granted under the 2017 Plan, and 268,284 shares that were subject to outstanding restricted share unit awards granted under the 2012 Plan.

3
All of these shares were available for award grant purposes under the 2017 Plan. The shares available under the 2017 Plan are, subject to certain other limits under that plan, generally available for any type of award authorized under the 2017 Plan including stock options, share appreciation rights, restricted stock, restricted share units, stock bonuses and performance shares.

4
The entries in this row refer to award grants made by the Company under the Starz 2016 Plan after our acquisition of Starz in December 2016 and prior to the termination of our authority to grant new awards under that plan on September 12, 2017. The Starz 2016 Plan was adopted by the Starz board of directors on February 24, 2016 and approved by the Starz stockholders on June 14, 2016. Pursuant to our acquisition of Starz, we assumed the authority to make grants under the plan after the acquisition with respect to our Class B non-voting shares. Under the terms of the plan and as provided under the applicable listing exchange rules, our Board of Directors or Compensation Committee was authorized to grant awards to individuals employed by Starz or its subsidiaries on or after the closing of the acquisition and other eligible persons not employed by us or our subsidiaries at the time of the closing. The types of awards that could be granted under the Starz 2016 Plan included stock options, share appreciation rights, restricted stock, restricted share units, stock bonuses and performance-based awards. Our Board of Directors or Compensation Committee determined the purchase price for any of our Common Shares subject to awards granted under the plan, the vesting requirements (if any) applicable to each grant, the term of each grant, and the other terms and conditions of each grant, in each case subject to the limitations of the plan. Generally, stock options and share appreciation rights granted under the plan could not have a term of more than ten years, and the exercise price of those awards could not be less than the fair market value of the stock subject to the award at the time of the grant. Such awards generally remain exercisable for 90 days following termination of the holder’s service with the Company, or one year after termination of service as a result of death or disability. The purchase price of awards under the plan may be paid with cash, other Common Shares, or any other form of legal consideration acceptable to our Board of Directors or Compensation Committee. Our Board of Directors or Compensation Committee has the authority to accelerate the vesting of any award under the plan. In the event of a change in control of the Company, we may provide for outstanding awards under the plan to be assumed or substituted for by an acquirer or successor entity or for the award to accelerate and be terminated upon the transaction.

Of the shares subject to outstanding awards in this row, 689,334 were subject to stock options then outstanding under the Starz 2016 Plan, and 64,684 were subject to outstanding stock unit awards granted under the Starz 2016 Plan. These share amounts include certain grants that have been approved by the Company, but for which the performance goals have not yet been established. These awards are considered by the Company to be outstanding but will not be treated as “granted” for accounting purposes until the relevant performance goals have been set.
5
In accordance with applicable SEC rules, the table does not include information with respect to equity awards that were assumed by the Company in connection with the acquisitions of the companies that originally established those plans or agreements and under which we may not make new award grants. As of March 31, 2019, 10,261,490 shares were issuable upon exercise of outstanding stock options granted under the Assumed Plans (excluding stock options granted by the Company under the Starz 2016 Plan after the closing of the Company’s acquisition of Starz in December 2016). The weighted average exercise price of these assumed outstanding stock options to acquire Common Shares was $14.25 per share. Additionally, as of March 31, 2019, 267,969 shares were issuable upon the vesting of outstanding stock unit awards granted under the Assumed Plans (excluding awards granted by the Company under the Starz 2016 Plan after the closing of the Company’s acquisition of Starz in December 2016).

Lions Gate 2019 Proxy Statement   33

Vote Required and Board Recommendation

The Board believes that the adoption of the 2019 Plan will promote the interests of the Company and its shareholders and will help the Company and its subsidiaries continue to be able to attract, retain and reward persons important to our success.
All members of the Board and all of the Company’s executive officers are eligible for awards under the 2019 Plan and thus have a personal interest in the approval of the 2019 Plan.
Approval of the 2019 Plan requires the affirmative vote of a majority of votes cast by holders of Common Shares eligible to vote present or represented by proxy at the Annual Meeting. For purposes of this proposal, broker non-votes will not be counted as votes cast in determining the number of votes necessary for approval of the 2019 Plan but under NYSE listing standards applicable to shareholder approval of equity compensation plans, abstentions are treated as votes cast. Accordingly, for purposes of this proposal, abstentions will have the effect of a vote “AGAINST” the proposal.
UNLESS SUCH AUTHORITY IS WITHHELD, THE PROXIES GIVEN PURSUANT TO THIS SOLICITATION WILL BE VOTED FOR APPROVAL OF THE 2019 PERFORMANCE INCENTIVE PLAN. THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 4.
34   Lions Gate 2019 Proxy Statement

Information Regarding the Board of Directors and Committees of the Board of Directors

Board Leadership Structure

The Board is currently comprised of the following members:
•
an independent, non-executive Chairman;

•
an executive Chief Executive Officer;

•
an executive Vice Chairman; and

•
10 other independent directors (see Director Independence below).

Mr. Feltheimer is the Company’s Chief Executive Officer, and together with Mr. Burns, the Company’s Vice Chairman, has led the Company’s development for over 20 years. The Board believes it is appropriate for Messrs. Feltheimer and Burns to be on the Board in an executive capacity, as they are responsible for the day-to-day supervision, management and control of the business and affairs of the Company, develop its strategic direction, and serve as a bridge between management and the Board to support the alignment of the goals of both.
Dr. Rachesky is the Chairman of the Board. Dr. Rachesky provides leadership as a non-executive Chairman and helps ensure independent oversight of the Company. Dr. Rachesky also presides over the regularly scheduled executive sessions of the members of the Board who are not employees of the Company or any of its subsidiaries (the “Non-Employee Directors”). In furtherance of the independent oversight of management, the Non-Employee Directors routinely meet and hold discussions without management present.

Separate Chairman and Chief Executive Officer Roles

The Board believes that the Company’s current leadership structure, in which the roles of the Chairman and Chief Executive Officer are separate, is appropriate for the Company at this time, taking into consideration the Company’s evolving needs, corporate strategy, and operating environment. The separation of the Chairman and CEO roles enables the CEO to focus on the business, operations, and strategy of the Company, and allows the Company to leverage the Chairman’s experience, perspective, and vision to serve the best interests of our stockholders.

Board Role in Risk Oversight

The Company’s management is responsible for communicating material risks to the Board and its committees, who provide oversight over the risk management practices implemented by management. The Board and committee reviews occur principally through the receipt of reports from Company management on these areas of risk and discussions with management regarding risk assessment and risk management. A summary of the allocation of general risk oversight functions among management, the Board and its committees is as follows:
Lions Gate 2019 Proxy Statement   35

Board of Directors	At regularly scheduled meetings, the Board generally receives reports from management which include information relating to specific risks faced by the Company. As appropriate: the Company’s Chief Executive Officer or other members of senior management provide strategic and operational reports, which include risks relating to the Company’s segments; the Company’s Vice Chairman reports on the Company’s various investments and financing activities, including analysis of prospective capital sources and uses; the Company’s Chief Financial Officer reports on credit and liquidity risks, tax strategies, integrity of internal controls over financial reporting and on internal audit activities; and the Company’s Executive Vice President and General Counsel reports on legal risks and reviews material litigation with the Board. Additionally, the full Board may receive reports from individual committee chairpersons, which may include a discussion of risks initially overseen by the committees for discussion and input from the Board. In addition to these regular reports, the Board receives reports on specific areas of risk from time to time, such as cyclical or other risks that are not covered in the regular reports given to the Board and described above. The committee and management reports, and access to management outside formal meetings provide the Board with integrated insight on the Company’s management of its risks.

Committees
The Board also carries out its oversight responsibility through the delegation to its committees of responsibilities related to the oversight of certain risks.
•
The Audit & Risk Committee is generally responsible for reviewing the Company’s risk assessment and enterprise risk management. Specifically, among other responsibilities set forth in the Audit & Risk Committee’s charter, the committee: (i) discusses guidelines and policies, as they arise, with respect to financial risk exposure, financial statement risk assessment and risk management periodically with the Company’s management, internal auditor, and independent auditor, and the Company’s plans or processes to monitor, control and minimize such risks and exposures; (ii) reviews and evaluates management’s identification of all major risks to the business and their relative weight; (iii) when necessary, reviews the steps the Company’s management has taken to address failures, if any, in compliance with established risk management policies and procedures; (iv) reviews the Company’s various insurance policies, including directors’ and officers’ liability insurance; (v) reviews the significant reports to the Company’s management prepared by the internal audit department and management’s responses; (vi) reviews the Company’s disclosure of risks in all filings with the SEC; and (vii) reviews and provides oversight over the Company’s information technology and cybersecurity risk, policies and procedures.

•
The Compensation Committee monitors risks related to the Company’s compensation practices, including practices related to incentive-compensation and equity-based plans, other executive or Company-wide incentive programs.

•
The Nominating and Corporate Governance Committee oversees risk as it relates to monitoring developments in law and practice with respect to the Company’s corporate governance processes, independence of the Board and director and management succession and transition.

The Board believes that the processes it has established for overseeing risk would be effective under a variety of leadership frameworks and, therefore, do not materially affect its choice of leadership structure as described under Board Leadership Structure above.
36   Lions Gate 2019 Proxy Statement

Stock Ownership Guidelines

The Board has established minimum stock ownership guidelines for directors. Each director is required to maintain an ownership position in the Company as set by the Board from time to time which is currently at least $150,000 of the Company’s common shares (which can be either through ownership of Class A voting shares, Class B non-voting shares or Class A voting shares and Class B non-voting shares on a combined basis). Directors have three (3) years from their initial election to the Board to reach this ownership threshold.
Our executive officers are not subject to stock ownership and holding requirements. Most of our executive officers, though, have a significant interest in our shares, whether held directly or as the result of outstanding equity-based awards. Indeed, no Named Executive Officer sold any Company shares in fiscal 2019. Additionally, other than special grants of equity made to executive officers from time to time which may vest immediately, grants of restricted share units, stock options and/or share appreciation rights generally vest in annual installments over a minimum of three years following the date of grant.

Policy on Hedging

The Board recognizes that hedging against losses in the Company’s securities may disturb the alignment between the interests of our officers and directors and those of our other shareholders in our performance and prospects. For this reason, officers, directors and employees are generally prohibited from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities.
Directors are also prohibited from pledging as collateral for a loan or holding in a margin account in which the shares are subject to margin their minimum number of shares held in the Company; if they have shares above such minimum number, though, they are able to pledge such shares as collateral for a loan or holding in a margin account.

Role of the Board

The Board reviews and regularly monitors the effectiveness of the Company’s fundamental operating, financial and other business plans, policies and decisions, including the execution of its strategies and objectives, and seeks to enhance long-term shareholder value. The key practices and procedures of the Board are outlined in our Corporate Governance Guidelines available on our website at http://investors.lionsgate.com/governance/governance-documents.

Board and Shareholder Meeting Attendance

The Board held a total of five meetings in fiscal 2019 (including regularly scheduled and special meetings of the Board, which were held in person or via teleconference) and took action via unanimous written consent seven times. Each director attended at least 75% of the aggregate number of meetings of the Board and, meetings of committees on which he or she served in fiscal 2019. All directors are invited, but not required, to attend the Annual Meeting. Eleven of our thirteen directors attended our 2018 Annual General and Special Meeting of Shareholders in person.

Board Committees and Responsibilities

The Board has a standing Audit & Risk Committee, Compensation Committee, Nominating and Corporate Governance Committee and Strategic Advisory Committee. The table below provides current membership information for our standing committees, as well as meeting information for such committees.
Lions Gate 2019 Proxy Statement   37

Name	Audit & Risk Committee	Compensation Committee	Nominating and Corporate Governance Committee	Strategic Advisory Committee
Michael Burns
Gordon Crawford*
Arthur Evrensel*
Jon Feltheimer
Emily Fine*
Michael T. Fries*
Sir Lucian Grainge*
Susan McCaw*
Mark H. Rachesky, M.D.*
Daniel Sanchez*
Daryl Simm*
Hardwick Simmons*
David M. Zaslav*
Meetings held in fiscal 2019 (in person or via teleconference)	4	5	1	0
*	Independent Director	Chairperson	Member	Financial Expert
Audit & Risk Committee
Messrs. Simmons (Chairman) and Sanchez and Ms. Fine are the current members of the Audit & Risk Committee. The Audit & Risk Committee held four meetings during fiscal 2019 (in person or via teleconference) and did not take action via unanimous written consent.
The Audit & Risk Committee is governed by a written charter adopted by the Board, which is available on our website at http://investors.lionsgate.com/governance/governance-documents, or may be obtained in print, without charge, by any shareholder upon request to our Corporate Secretary, at either of our principal executive offices.

Pursuant to its charter, the duties and responsibilities of the Audit & Risk Committee include, among other things, the following:
•
overseeing the integrity of the Company’s financial statements;

•
overseeing the Company’s exposure to risk and compliance with legal and regulatory requirements;

•
overseeing the independent auditor’s qualifications and independence;

•
overseeing the performance of the Company’s internal audit function and independent auditor;

•
overseeing the development, application and execution of all the Company’s risk management and risk assessment policies and programs, and the discussion of such as they are reviewed in the Company’s financial statements; and

•
preparing the reports required by applicable SEC and Canadian securities commissions’ disclosure rules.

38   Lions Gate 2019 Proxy Statement

The Board has determined that each member of the Audit & Risk Committee qualifies as an “independent” director under the NYSE listing standards and the enhanced independence standards applicable to audit committees members pursuant to Rule 10A-3(b)(1) under the Exchange Act, and that each member of the Audit & Risk Committee is “independent” and “financially literate” as prescribed by Canadian securities laws, regulations, policies and instruments. Additionally, the Board has determined that Mr. Simmons is an “audit committee financial expert” under applicable SEC rules and has “accounting or related financial management expertise” under the NYSE listing standards.

Compensation Committee
Messrs. Evrensel (Chairman), Fries, Rachesky, Simm and Ms. McCaw are the current members of the Compensation Committee. The Compensation Committee held five meetings during fiscal 2019 (in person or via teleconference) and took action via unanimous written consent eleven times.
The Compensation Committee is governed by a written charter adopted by the Board, which is available on our website at http://investors.lionsgate.com/
governance/governance-documents, or may be obtained in print, without charge, by any shareholder upon request to our Corporate Secretary, at either of our principal executive offices.

Pursuant to its charter, the duties and responsibilities of the Compensation Committee include, among other things, the following:
•
reviewing, evaluating and making recommendations to the Board with respect to management’s proposals regarding the Company’s overall compensation policies and practices and overseeing the development and implementation of such policies and practices;

•
evaluating the performance of and reviewing and approving the level of compensation for our Chief Executive Officer and Vice Chairman;

•
in consultation with our Chief Executive Officer, considering and approving the selection, retention and remuneration arrangements for other executive officers and employees of the Company with compensation arrangements that meet the requirements for Compensation Committee review, and establishing, reviewing and approving compensation plans in which such executive officers and employees are eligible to participate;

•
reviewing and recommending for adoption or amendment by the Board and, when required, the Company’s shareholders, incentive compensation plans and equity compensation plans and administering such plans and approving award grants thereunder to eligible persons; and

•
reviewing and recommending to the Board compensation for Board and committee members.

Lions Gate 2019 Proxy Statement   39

The Compensation Committee is also authorized, after considering such independence factors as may be required by the NYSE rules or applicable SEC rules, to retain independent compensation consultants and other outside experts or advisors as it believes to be necessary or appropriate to carry out its duties. See Compensation Discussion and Analysis for additional discussion of the Compensation Committee’s role and responsibilities, including a discussion on the role of our compensation consultant in fiscal 2019. Our executive officers, including the Named Executive Officers, do not have any role in determining the form or amount of compensation paid to the Named Executive Officers and our other senior executive officers (other than our Chief Executive Officer, who makes recommendations to the Compensation Committee with respect to compensation paid to the other Named Executive Officers (other than the Vice Chairman)).
The Board has determined that each member of the Compensation Committee qualifies as an “independent” director under the NYSE listing standards and the enhanced independence standards applicable to compensation committee members under the NYSE listing standards. In making its independence determination for each member of the Compensation Committee, our Board considered whether the director has a relationship with the Company that is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member.

Nominating and Corporate Governance Committee
Messrs. Simm (Chairman), Grainge, Zaslav and Ms. Fine are the current members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held one meeting during fiscal 2019 (in person or via teleconference) and took action via unanimous written consent one time.
The Nominating and Corporate Governance Committee is governed by a written charter adopted by the Board which is available on our website at http://investors.lionsgate.com/governance/governance-documents, or may be obtained in print, without charge, by any shareholder upon request to our Corporate Secretary, at either of our principal executive offices.

Pursuant to its charter, the duties and responsibilities of the Nominating and Corporate Governance Committee include, among other things, the following:
•
identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board, including those recommended by our shareholders;

•
considering and recommending to the Board the director nominees for each annual meeting of shareholders, the Board committees and the Chairpersons thereof;

•
developing and recommending to the Board a set of corporate governance guidelines applicable to the Company; and

•
overseeing the evaluation of the Board and management.

The Board has determined that each member of the Nominating and Corporate Governance Committee qualifies as an “independent” director under the NYSE listing standards.
40   Lions Gate 2019 Proxy Statement

The nominees for the Annual Meeting were recommended for selection by the Nominating and Corporate Governance Committee and were selected by the Board. The Nominating and Corporate Governance Committee did not engage a third party to identify or assist it in identifying or evaluating potential nominees to the Board.

Strategic Advisory Committee
Messrs. Crawford (Co-Chairman), Rachesky (Co-Chairman), Fries and Simmons are the current members of the Strategic Advisory Committee. The Strategic Advisory Committee did not hold any formal meetings during fiscal 2019 or take any action via unanimous written consent. Instead, the committee discussed the Company’s strategic plan and certain proposed strategic transactions with the Company’s management throughout the year and then met with the entire Board at all five meetings of the Board in fiscal 2019.
The Strategic Advisory Committee is responsible for reviewing the Company’s strategic plan, meeting with management on a periodic basis to review operations against the plan, as well as overseeing preliminary negotiations regarding strategic transactions and, when applicable, acting as a pricing and approval committee on certain transactions.
Each member of the Strategic Advisory Committee qualifies as an “independent” director under the NYSE listing standards.

Determining Board Composition

The Board nominates directors for election at each annual meeting of shareholders and elects new directors to fill vacancies when they arise. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board for nomination or election. In considering candidates for the Board, the Nominating and Corporate Governance Committee reviews the entirety of each candidate’s credentials. In particular, the committee’s assessment of potential candidates for election includes, but is not limited to, consideration of:
(i)
relevant knowledge and diversity of background and experience;

(ii)
understanding of the Company’s business;

(iii)
roles and contributions valuable to the business community;

(iv)
personal qualities of leadership, character, judgment and whether the candidate possesses and maintains, throughout service on the Board, a reputation in the community at large of integrity, trust, respect, competence and adherence to the highest ethical standards;

(v)
whether the candidate is free of conflicts and has the time required for preparation, participation and attendance at all meetings;

(vi)
compatibility with our Chief Executive Officer, senior management and the culture of the Board; and

(vii)
other factors deemed relevant.

The Nominating and Corporate Governance Committee assesses the Board’s current and anticipated strengths and needs based upon the Board’s then-current profile and the Company’s current and future needs, and screens the slate of candidates to identify the individuals who best fit the criteria listed above. During the selection process, the Nominating and Corporate Governance Committee seeks inclusion and diversity within the Board. Although we do not currently have a policy with regard to the consideration of diversity in identifying candidates for election to the board, the Nominating and Corporate Governance Committee recognizes the benefits associated with a diverse board, and takes diversity considerations into account when identifying candidates. The Nominating and Corporate Governance Committee utilizes a broad concept of diversity, including diversity of professional experience, employment history, prior experience on other boards of directors, and more familiar diversity concepts such as race, gender and national origin.
Lions Gate 2019 Proxy Statement   41

These factors, and others considered useful by the Nominating and Corporate Governance Committee, will be reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time. Prior to the nomination of a new director, the Nominating and Corporate Governance Committee follows prudent practices, such as interviews of the potential nominee conducted by members of the Board and senior management.
Additionally, the Board has not established term limits, as we believe that directors who have developed insight into the Company and its operations over time provide an increasing contribution to the Board as a whole. To ensure the Board continues to generate new ideas and operate effectively, the Nominating and Corporate Governance Committee evaluates individual Board member performance and takes steps as necessary regarding continuing director tenure.
For instructions on how shareholders may submit recommendations for director nominees to the Nominating and Corporate Governance Committee, see Shareholder Communications below. The Nominating and Corporate Governance Committee assesses the director nominees recommended by shareholders using the same criteria as described above.

Director Commitments

Our Board believes that each of our directors has demonstrated the ability to devote sufficient time and attention to Board duties and to otherwise fulfill the responsibilities required of directors. We understand, however, that certain institutional investors and proxy advisory firms have deemed Messrs. Fries and Zaslav as overboarded based on the criteria of such institutional investors and proxy advisory firms, based on the number of public company boards on which they serve while serving as Chief Executive Officers of public companies.
Our Nominating and Corporate Governance Committee and our Board do not believe that Messrs. Fries’ and Zaslav’s outside boards or other commitments limit their ability to devote sufficient time and attention to their duties as directors of the Company. Indeed, at our 2018 Annual General and Special Meeting of Shareholders, nearly 86% and 90% of the votes cast were in favor of Messrs. Fries’ and Zaslav’s re-election, respectively. Our Nominating and Corporate Governance Committee and our Board believe that Messrs. Fries and Zaslav have demonstrated, and will continue to demonstrate, their expertise and ability to dedicate sufficient time to carry out Board duties effectively for the following reasons
•
Messrs. Fries’ and Zaslav’s attendance record demonstrates their commitment to our Board, each participating in 100% of Board meetings and 100% of their respective committee meetings in fiscal 2019.

•
Messrs. Fries and Zaslav are consistently prepared and have exemplary participation at meetings of the Board, and have regularly and appropriately engaged with management and the other members of the Board outside of meetings of the Board.

•
Mr. Fries’ membership on the boards of Liberty Global and Liberty Latin America Ltd. do not require much additional time as the boards of these companies generally meet at the same time and belong to the same group of companies.

•
Mr. Fries’ contributions to discussions and decision making as a member of the Board, the Compensation Committee and the Strategic Advisory Committee are valuable based on his experience as the Chief Executive Officer of Liberty Global and a member of the board of directors of other public companies.

•
Mr. Zaslav’s contributions to discussions and decision making as a member of the Board and the Nominating and Corporate Governance Committee are valuable based on his experience as the Chief Executive Officer of Discovery, a member of the board of directors of other public companies and as a member of the Nominating and Corporate Governance Committee of Sirius XM Holdings Inc.

•
Messrs. Fries’ and Zaslav’s vast experience in the entertainment industry provide significant industry knowledge and operational and management expertise to our Board.

Shareholder Communications

The Board recognizes the importance of providing our shareholders and interested parties with a means of direct communication with the members of the Board. Shareholders and interested parties who would like to communicate with the Chairman of the Board or our Non-Employee Directors may do so by writing to the Board or our Non-Employee Directors, care of our Corporate Secretary, at either of our principal executive offices. Additionally, shareholder recommendations for director nominees are welcome and should be sent to our Executive Vice President and General Counsel at 2700 Colorado Avenue, Santa Monica, California 90404, who will forward such recommendations to the Chairman of the Nominating and Corporate Governance Committee. Please see About the Annual Meeting—May I propose actions or recommend director nominees for consideration at next year’s Annual General and Special Meeting of Shareholders? for further information as to timing of submission of such recommendations. The full text of our Policy on Shareholder Communications is available on our website at http://investors.lionsgate.com/governance/governance-documents.
42   Lions Gate 2019 Proxy Statement

Codes of Conduct and Ethics

We have a Code of Business Conduct and Ethics that applies to all our directors, officers and employees that is available on our website at http://investors.lionsgate.com/governance/governance-documents, or may be obtained in print, without charge, by any shareholder upon request to our Corporate Secretary, at either of our principal executive offices. We will disclose on our website any waivers of, or amendments to, the code that applies to our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer or persons performing similar functions.

Annual Director Evaluations

Pursuant to our Corporate Governance Guidelines and the charter of the Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee oversees an annual evaluation of the performance of the Board, its committees and each director in order to assess the overall effectiveness of the Board and its committees, director performance and Board dynamics. The evaluation process is designed to facilitate ongoing, systematic examination of the Board’s effectiveness and accountability, and to identify opportunities for improving its operations and procedures. The effectiveness of individual directors is considered each year when the directors stand for re-nomination. In May 2019, detailed surveys were used for the evaluations conducted for the Board and each committee. The surveys were designed to provide information pertaining to the competencies, behaviors and effectiveness of the Board, the committees and the directors, and suggested areas for improvement. The Nominating and Governance Committee reviewed the results of the assessments and shared them with the Board. Members of senior management who regularly interact with the Board and/or its committees are also surveyed to solicit their input and perspective on the operation of the Board and its committees, as applicable, and how each might improve its effectiveness.

Director Independence

It is the policy of the Board that, as required by the requirements of the NYSE listing standards, a majority of directors be “independent” of the Company and its management. For a director to be deemed “independent,” the Board will affirmatively determine that the director has no material relationship with the Company or its affiliates or any member of the senior management of the Company or his/her affiliates.
Pursuant to our Corporate Governance Guidelines, the Board undertook its annual review of director independence in July 2019. During the annual review, the Board considered transactions and relationships between each director or any member of his/her immediate family and the Company and its subsidiaries and affiliates, including those reported under the heading Certain Relationships and Related Transactions below. The Board also examined transactions and relationships with the Company between directors or their affiliates and members of the Company’s senior management or their affiliates. As provided in our Corporate Governance Guidelines, the purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is “independent.” The Nominating and Corporate Governance Committee, with assistance from counsel, regularly reviews our Corporate Governance Guidelines to ensure their compliance with Canadian law, SEC and NYSE regulations. The full text of our Corporate Governance Guidelines is available on our website at http://investors.lionsgate.com/governance/governance-documents, or may be obtained in print, without charge, by any shareholder upon request to our Corporate Secretary, at either of our principal executive offices.
As a result of this review, the Board affirmatively determined that 11 of our directors, including each of Messrs. Crawford, Evrensel, Fries, Grainge, Rachesky, Sanchez, Simm, Simmons, Zaslav and Mmes. Fine and McCaw, are “independent” under our Standards for Director Independence, Canadian standards, SEC rules and regulations (for Audit & Risk Committee members) and the NYSE listing standards (including the enhanced independence requirements for Compensation Committee members).
A number of our independent Board members are currently serving or have served as directors or as members of senior management of other public companies. All of the committees of the Board are comprised solely of independent directors, each with a different independent director serving as chairperson of the committee. We believe that the number of independent experienced directors that make up the Board, along with the independent oversight of the Board by the non-executive Chairman, benefits the Company and our shareholders.
Lions Gate 2019 Proxy Statement   43

Non-Management Director Meetings

We have taken steps to ensure that adequate structures and processes are in place to permit the Board to function independently of management. The Chairman position is held by Dr. Rachesky, an independent director. In matters that require independence of the Board from management, only the independent board members take part in the decision-making and evaluation. Additionally, at each of our regularly scheduled Board and certain committee meetings, the non-management, independent directors participate in an executive session, led by the Chairman, without any members of the Company’s management present.

Director Compensation

Compensation Program.   For Fiscal 2019, compensation for Non-Employee Directors was as follows:
Type of Compensation	Compensation Amount
Annual Retainer	$50,000
Annual Retainer for Audit & Risk Committee Chair	$15,000
Annual Retainer for Other Committee Chairs	$10,000
Committee Meeting Retainer	$1,400 per meeting
Annual Retainer for Chairman of the Board	$52,000
Annual Equity Award	$50,000
The annual equity award consists of restricted share units awarded on the date of our Annual General and Special Meeting of Shareholders (with $25,000 of the value based on the closing price of Class A voting shares and $25,000 of the value based on the closing price of Class B non-voting shares on the last trading day prior to the grant date and the number of units rounded to the nearest whole unit), although the award may instead be granted by the Board as a fixed amount of cash vesting in annual installments over three years following the date of grant. The restricted share units vest in annual installments over three years following the date of grant and are paid in an equivalent number of Class A voting shares and Class B non-voting shares.
The retainers are paid, at the director’s election, in all cash, 50% in cash and 50% in the form of the Company’s common shares (with the 50% portion that will be paid in shares to be paid 50% in Class A voting shares and 50% in Class B non-voting shares), or 100% in the form of the Company’s common shares (with 50% to be paid in Class A voting shares and 50% in Class B non-voting shares). However, the Board retains discretion to provide for the retainers for one or more directors to be paid in a different mix of cash and the Company’s common shares (whether in Class A voting shares, Class B non-voting shares or a combination thereof) as it determines appropriate. Retainers are paid in two installments each year, with the number of the Company’s common shares to be delivered in payment of any retainer to be determined by dividing the dollar amount of the retainer to be paid in the form of the Company’s common shares by the average closing price of the Company’s common shares (either Class A voting shares or Class B non-voting shares, as applicable) for the previous five business days prior to payment, and are fully vested at the time of payment.
Directors are also reimbursed for reasonable expenses incurred in the performance of their duties.
Education.   The Company encourages the participation of all directors in continuing education programs that are relevant to the business and affairs of the Company and the fulfillment of the directors’ responsibilities as members of the Board and any of its committees.
44   Lions Gate 2019 Proxy Statement

Fiscal 2019 Director Compensation.   The following table presents information regarding compensation earned or paid to each of our Non-Employee Directors for services rendered during fiscal 2019.
Name (a)	Fees Earned or Paid in Cash ($)1 (b)	Stock Awards ($)23 (c)	Option Awards ($)3 (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Gordon Crawford	$55,522	$50,098	$—	$—	$—	$—	$105,620
Arthur Evrensel	$67,000	$50,098	$—	$—	$—	$—	$117,098
Emily Fine	$57,000	$50,098	$—	$—	$—	$—	$107,098
Michael T. Fries	$90,334	$—	$—	$—	$—	$—	$90,334
Sir Lucian Grainge	$83,334	$—	$—	$—	$—	$—	$83,334
Susan McCaw	$31,810	$50,098	$—	$—	$—	$—	$81,908
Mark H. Rachesky, M.D.	$114,522	$50,098	$—	$—	$—	$—	$164,620
Daniel Sanchez	$30,410	$50,098	$—	$—	$—	$—	$80,508
Daryl Simm	$68,400	$50,098	$—	$—	$—	$—	$118,498
Hardwick Simmons	$68,361	$50,098	$—	$—	$—	$—	$118,459
David M. Zaslav	$84,734	—	$—	$—	$—	$—	$84,734

1
The amounts reported in column (b) represent director annual retainer, Chairman fees and meeting fees for fiscal 2019, paid, at the director’s election, either 50% in cash and 50% in the form of our common shares, 100% in the form of our common shares, or 100% in cash, as described above. The value of the common shares is calculated using the average closing price of our common shares for the last five business days prior to payment. Payments of common shares are made twice a year in April and October of each year. During fiscal 2019, our Non-Employee Directors who elected to receive 50% of their retainers and fees in the form of common shares received the following number of shares: Mr. Evrensel, 1,862 shares, Mrs. McCaw, 1,006 shares, Mr. Sanchez, 974 shares, Mr. Simm, 1,895 shares and Mr. Simmons, 1,919 shares. During fiscal 2019, our Non-Employee Directors who elected to receive 100% of their retainers and fees in the form of common shares received the following number of shares: Mr. Crawford, 3,142 shares, Ms. Fine, 3,166 shares and Dr. Rachesky, 6,939 shares. For fiscal 2019, the Board determined that Messrs. Fries, Grainge and Zaslav would receive 100% of their retainers and fees in the form of cash.

2
Each Non-Employee Director then in office received a grant of 1,115 restricted stock units with respect to our Class A voting shares and 1,174 restricted stock units with respect to our Class B non-voting shares units on September 11, 2018 at our 2018 Annual General and Special Meeting of Shareholders (other than Messrs. Fries, Grainge and Zaslav, who receive cash in lieu of equity grants). The amounts reported in column (c) reflect the fair value of these awards on the grant date as determined under the principles used to calculate the value of equity awards for purposes of the Company’s financial statements. For a discussion of the assumptions and methodologies used to calculate the amounts referred to above, see the discussion of stock awards contained in Note 13 to the Company’s Audited Consolidated Financial Statements, included as part of the Company’s 2019 Annual Report filed on Form 10-K filed with the SEC on May 23, 2019.

Lions Gate 2019 Proxy Statement   45

3
The following table presents the number of unvested stock awards held by each of our Non-Employee Directors as of March 31, 2019. No Non-Employee Directors held any outstanding stock option awards as of that date.

	Number of Unvested Restricted Share Units as of March 31, 2019
Director	Class A Voting Shares	Class B Non-Voting Shares
Gordon Crawford	2,072	2,155
Arthur Evrensel	2.072	2,155
Emily Fine	2,072	2,155
Michael T. Fries	—	—
Sir Lucian Grainge	—	—
Susan McCaw	1,115	1,174
Mark H. Rachesky, M.D.	2,072	2,155
Daniel Sanchez	1,115	1,174
Daryl Simm	2,072	2,155
Hardwick Simmons	2,072	2,155
David M. Zaslav	—	—
46   Lions Gate 2019 Proxy Statement

Management

Biographical Information

The following is a list of our executive officers followed by their biographical information (other than for Messrs. Feltheimer and Burns, whose biographical information appears above). Ages are as of July 22, 2019.
Name	Age	Position
Jon Feltheimer	67	Chief Executive Officer and Director
Michael Burns	60	Vice Chairman and Director
James W. Barge	63	Chief Financial Officer
Corii D. Berg	50	Executive Vice President and General Counsel
Brian Goldsmith	47	Chief Operating Officer
James W. Barge	Mr. Barge has been our Chief Financial Officer since October 2013. From October 2010 to November 2012, Mr. Barge served as the Executive Vice President, Chief Financial Officer of Viacom, Inc. (having served as its Executive Vice President, Controller, Tax and Treasury since January 2008), where he was responsible for overseeing all aspects of the company’s global finances and capital structure, as well as information technology, risk management and internal audit activities. Prior to joining Viacom, Mr. Barge served as Senior Vice President, Controller and Chief Accounting Officer (from October 2002 to December 2007) and Vice President and Controller (from February 2000 to October 2002) of Time Warner Inc., where he was responsible for the company’s overall financial planning, reporting and analysis, including budgeting and long range planning, and led several shared service and global process improvement initiatives. Mr. Barge joined Time Warner in March 1995 as Assistant Controller. Prior to joining Time Warner, Mr. Barge held several positions at Ernst & Young, including Area Industry Leader of the Consumer Products Group and National Office Partner, where he was responsible for the resolution of SEC accounting and reporting issues.

Corii D. Berg	Mr. Berg has been our Executive Vice President and General Counsel since June 2018. Prior to that, Mr. Berg served as Senior Executive Vice President, Business Affairs, Sony Pictures Television from September 2009 through April 2018.

Brian Goldsmith	Mr. Goldsmith has been our Chief Operating Officer since October 2012, and served as our Executive Vice President, Corporate Development and Strategy, from September 2008 to October 2012. Prior to that, Mr. Goldsmith served as the Chief Operating Officer and Chief Financial Officer of Mandate Pictures, LLC, a wholly-owned subsidiary of the Company since September 2007.

Appointment of Executive Officers

Our officers are appointed and serve at the discretion of the Board. The employment agreements for the Named Executive Officers (as defined under Executive Compensation below) are described in Executive Compensation Information—Description of Employment Agreements below.
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Compensation Discussion and Analysis

Named Executive Officers

This Compensation Discussion and Analysis is designed to provide shareholders with an understanding of the Company’s executive compensation philosophy and objectives, as well as the analysis that the Compensation Committee performs in setting executive compensation. In doing so, it describes the material elements of compensation awarded to, earned by, or paid to, the individuals who served as our principal executive officer or our principal financial officer during fiscal 2019, and our three other most highly compensated executive officers for fiscal 2019 (the “Named Executive Officers”). The Named Executive Officers for fiscal 2019 include the following:
Name	Position
Jon Feltheimer	Chief Executive Officer and Director
Michael Burns	Vice Chairman and Director
James W. Barge	Chief Financial Officer
Brian Goldsmith	Chief Operating Officer
Corii D. Berg	Executive Vice President and General Counsel

Executive Summary

48   Lions Gate 2019 Proxy Statement

Lions Gate 2019 Proxy Statement   49

For more information on the compensation of our Named Executive Officers, please see the Summary Compensation Table on page 72 of this proxy statement.
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Shareholder Engagement

We believe that regular, transparent communication with shareholders is important to our long-term success, and we value and solicit shareholder input. Our shareholder outreach program, led by members of our Investor Relations department, crafts our shareholder outreach strategies, manages our profile at investor conferences, spearheads investor marketing initiatives and directs daily communications with equity holders, debt holders, and analysts. Through this outreach, we solicit feedback on corporate strategy, management performance, corporate governance and executive compensation.
In fiscal 2019, we:
✓
Presented at nearly 20 investor conferences, including at the 26th Annual Deutsche Bank Leveraged Finance Conference, 47th Annual Cowen Technology, Media & Telecom Conference, and the 2018 SunTrust Internet and Digital Media Conference;

✓
Attended over 20 analyst road shows and other “fireside chats” with current and potential shareholders;

✓
Held more than 40 analyst and investor meetings, representing virtually all of our analysts and top 30 shareholders;

✓
Included our stock in the Bloomberg Gender-Equality Index, which measures gender equality across internal company statistics, employee policies, external community support and engagement, and gender-conscious product offerings; and

✓
Provided additional disclosure regarding STAZRPLAY, our international premium branded streaming video-on-demand service, including separately breaking out STARZPLAY International within the Media Networks segment and disclosing international subscribers and future expectations.

Lions Gate 2019 Proxy Statement   51

Our 2018 Say-On-Pay Vote

At our 2018 Annual General and Special Meeting of Shareholders held in September 2018, 64.1% of votes cast at that meeting voted in favor of the Company’s executive compensation program (referred to as a “say-on-pay proposal”), down slightly from 67.1% in the previous year. As a result of our 2018 say-on-pay proposal, we initiated engagement with approximately 65 of our top 100 shareholders owning approximately 48 million (or 83%) of our Class A voting shares (not including shares held by officers and directors) and had meetings led by our Investor Relations team which included Messrs. Feltheimer, Burns, Barge and Goldsmith, and members of our senior management from our Motion Picture, Television Production and Media Networks segments. In response to such engagement, the Company took the following steps in designing our executive compensation program in fiscal 2019:
What We Heard from Shareholders	How We Responded
→ The Company’s historic compensation structure does not align with the Company’s peer group.
✓ Engaged Pay Governance to conduct a competitive analysis of total compensation spend (on an aggregate annualized target and actual basis) for senior executives of the Company for fiscal years 2014 to 2018.
✓ For corporate roles, the competitive market reflected the Company’s peer group. For roles within the Motion Picture, Television Production and Media Networks segments, the competitive market reflected practices at other television networks or film/television production studios from entertainment industry compensation surveys.
✓ Pay Governance concluded that while competitive positioning of aggregate compensation spend (on both a target and actual basis) varied by year, positioning for fiscal 2018 approximated the 50th percentile of the Company’s peer group.

→ The Company’s current compensation structure does not align with the Company’s peer group.
✓ Engaged Pay Governance to develop a compensation structure that aligns with competitive practices and delivers target total compensation at the 50th percentile of market levels (see Compensation Components—Revised Framework for Executive Compensation below).

→ The Company grants a majority of long-term incentive awards subject only to time-based vesting.
✓ Decreased proportion of long-term incentive awards subject only to time-based vesting issued in connection with new employment agreements to 25%. Long-term incentive awards are granted primarily in the form of restricted share units and stock options/SARs, one-half of which are subject to time-based vesting and one-half of which are subject to performance-based vesting.
Although stock options/SARs are subject to time-based vesting, their exercise prices represent the fair market value of the Company’s stock on their grant dates. Thus, they have value only to the extent that shares held by shareholders also increase in value, making them inherently performance-based. Even so, half of long-term incentive awards in the form of stock options/SARs are also subject to performance-based vesting requirements other than stock price.
✓ In May 2018 and November 2018, the Company entered into employment agreements with Messrs. Berg and Goldsmith. Each were granted restricted share units and stock options, one-half of which would be subject to time-based vesting and one-half of which would be subject to performance-based vesting and subject to a three-year vesting schedule (see Process for Determining Executive Compensation—Employment Agreements below).
✓ Half of the one-time equity awards of stock options granted to Messrs. Feltheimer and Burns in fiscal 2019 were awarded with an exercise price at a 125% premium to our stock price a time of grant and subject to a three-year vesting schedule.
✓ Half of fiscal 2019 annual executive bonuses were paid in the form of equity (half of which were awarded as SARs) vesting over one year from the date of grant (See Payout of Fiscal 2019 Annual Incentive Bonuses below).

52   Lions Gate 2019 Proxy Statement

What We Heard from Shareholders	How We Responded
→ The Company does not grant long-term incentive equity awards on an annual basis; rather, grants are made only in connection with new employment agreements.
✓ New and amended executive employment agreements provide for long-term incentive awards to be granted on an annual basis, one-half of which are subject to time-based vesting and one-half of which are subject to performance-based vesting.

→ The Company does not disclose the financial performance metrics used in determining annual incentive bonuses.
✓ Utilized segment profit, segment revenue and Adjusted OIBDA as performance metrics to determine annual incentive bonuses for fiscal 2019 (see Compensation Components—Fiscal 2019 Company Financial Performance below).

→ The Company’s proxy statement should continue to include best practices in its disclosure.
✓ Continued to make improvements from previous years, including providing more information in tables and charts rather than within lengthy narrative form in order to make the presentation easier to read and information more accessible.

✓ Added information regarding certain corporate governance practices including disclosure about stock ownership guidelines (See Stock Ownership Guidelines above), board and executive diversity (see Determining Board Composition above and Statement of Corporate Governance Practices below) and corporate social responsibility programs (see Social Responsibility below).

Key Features of Our Executive Compensation Program

The Compensation Committee believes that our executive compensation program includes key features that align the interests of the Named Executive Officers with the Company’s long-term strategic direction and the interests of our shareholders. Our program’s key features include:
✓
Competitive pay using peer group data as background information for compensation decisions.

✓
Significant pay is at risk:

•
The Company provides both annual incentive opportunities and long-term equity awards to motivate performance and constitute a substantial portion of each executive’s total compensation opportunity.

•
The Compensation Committee retains discretion in assessing performance and awarding payouts under the annual incentive plan and performance-based equity grants.

✓
Compensation is balanced:

•
The compensation program provides a mix of fixed compensation and short-term and long-term variable compensation to mitigate excessive risk taking behavior.

✓
Limited benefits and perquisites are provided.

We have entered into employment agreements with each of our Named Executive Officers and believe these agreements have helped create stability for our management team. These agreements have been structured to incorporate a number of features that we believe represent best practices in executive compensation and are generally favored by shareholders. In particular, these agreements do not provide for any accelerated vesting of equity awards or other payments or benefits that are triggered solely by a change in control (i.e., there are no “single-trigger” benefits) or any rights for the executive to be grossed up for any taxes imposed on excess parachute payments in connection with a change in control or any other benefits. These agreements also do not include any right for the executive to voluntarily terminate employment in connection with a change in control and receive severance (other than certain “good reason” terminations that we believe would constitute a constructive termination of the executive’s employment).
As noted below, equity award grants to Named Executive Officers are generally determined in connection with the executive entering into a new or amended employment agreement with the Company. The Company typically does not consider equity-based awards to its executive officers at any other time, but may pay annual bonuses in cash and/or equity awards, and retains discretion to grant equity awards to executives at other times as the Compensation Committee may determine appropriate.
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Revised Framework for Executive Compensation
In fiscal 2018, the Compensation Committee retained Pay Governance to assist the Company in developing a total compensation structure for the Company. The two key principles towards its development were to align compensation with competitive market practices and to provide a consistent framework for administration of the Company’s pay program. Pay Governance conducted a competitive pay analysis of total pay for various functions and levels within the Company, utilizing competitive data from the Willis Towers Watson Entertainment Compensation Survey and the Croner Entertainment Compensation Survey, focusing on other studios, where available. The structure was designed to deliver total target compensation at the 50th percentile of market levels, including defined salary levels, long-term incentive compensation ranges and target bonuses commencing fiscal 2019. Following such analysis, the Company refined its compensation structure and positioned its base salary, total cash compensation, and total direct compensation to generally fall within +/-15% of the midpoint to be “competitive” for executive positions. For more senior executives, including the named Executive Officers, total compensation would be administered on an individualized basis, with a more detailed analysis to be provided by Pay Governance, as needed.

Program Objectives

The goal of the Company’s executive compensation program is to facilitate the creation of long-term value for the Company’s shareholders by attracting, motivating, and retaining qualified senior executive talent. To this end, the Compensation Committee has designed and administered the Company’s compensation program to reward its executives for sustained financial and operating performance, to align their interests with those of the Company’s shareholders, and to encourage them to remain with the Company for long and productive careers. The majority of the Company’s senior executives’ compensation is “at risk” in the form of annual and long-term incentive awards that are paid, if at all, based upon performance.
54   Lions Gate 2019 Proxy Statement

Compensation Practices

Below are examples of executive compensation practices the Company has implemented because the Compensation Committee considers them to be effective at driving performance and supporting long-term growth for the Company’s shareholders while mitigating risk and practices the Company does not engage in because the Compensation Committee believes they are inconsistent with the Compensation Committee’s philosophy, best practices in corporate governance, and the interests of the Company’s shareholders.
Practices the Company Has Implemented	Practices the Company Does Not Engage In

✓ Pay for Performance:   A significant portion of the Named Executive Officers’ total compensation is “at risk” in the form of annual and long-term incentive awards that are linked to performance and/or the value of the Company’s common shares.
✓ Use Multiple Performance Metrics:   The Company’s annual bonus and long-term incentive programs rely on diversified performance metrics, including individual and group contributions and the Company’s financial and operating performance.
✓ Mitigate Undue Risk:   The Company’s compensation programs include risk mitigation features, such as significant Compensation Committee discretion and oversight, a balance of annual and long-term incentives for senior executives and the use of multiple performance metrics.
✓ Maintain a Clawback Policy:   The Board maintains policies requiring the recoupment, under certain circumstances, of performance-based compensation paid to the Named Executive Officers.
✓ Competitive Peer Group:   The Company’s peer group generally consists of companies with which we directly compete for executive talent and are generally similar to the Company in terms of revenues, market-capitalization and focus of its business.
✓ Independent Compensation Consultant:   The Compensation Committee retained Pay Governance to serve as its independent executive compensation consultant for fiscal 2019.

No Excise Tax Gross-ups:   Employment agreements and other compensation arrangements with the Named Executive Officers do not provide for any gross-up payments to cover excise taxes incurred by the executive.
No Tax Gross-ups for Personal Benefits:   No Named Executive Officer is entitled to receive gross-ups for taxes on personal benefits.
No Single-Trigger Change in Control Agreements:   None of the Named Executive Officers’ employment agreements or arrangements provide benefits triggered solely by a change in control of the Company.
No Hedging/Pledging:   The Company prohibits all directors and employees, including the Named Executive Officers, from certain collateral pledging and margin practices involving the Company’s common shares.
No Repricing of Stock Options or SARs:   The Compensation Committee may not reprice stock options or SARs without the approval of the Company’s shareholders.
Underwater Stock Options or SARs:   The Company does not provide for cash buyouts of underwater stock option or SARs.

Process for Determining Executive Compensation

Role of the Compensation Committee
The Company’s executive compensation program is administered by the Compensation Committee. The Compensation Committee, working with management, determines and implements the Company’s executive compensation philosophy, structure, policies and programs, and administers the Company’s compensation and benefit plans. The Compensation Committee is ultimately responsible for determining the compensation arrangements for the Company’s executive officers. The Compensation Committee reports to the Board on all compensation matters regarding our executives and other key salaried employees.
Role of Management
The Compensation Committee reviews information provided by management in order to help align the design and operation of the executive compensation program with the Company’s business strategies and objectives. At various times during fiscal 2019, our Chief Executive Officer and other executives attended relevant portions of the Compensation Committee meetings in order to provide information and answer questions regarding the Company’s strategic objectives and financial performance that may be relevant to the Compensation Committee’s decisions.
Lions Gate 2019 Proxy Statement   55

Generally, the Chief Executive Officer makes recommendations to the Compensation Committee with respect to base salary, bonus, and long-term incentive awards for other executive officers (other than himself and the Vice Chairman), taking into account competitive market information, the Company’s compensation strategy, his qualitative assessment of the particular executive’s individual performance, and the experience level of the particular executive. The Compensation Committee discusses with the Chief Executive Officer his recommendations and either approves or modifies the recommendations in its discretion. The Compensation Committee is solely responsible for determining the compensation of the Chief Executive Officer and the Vice Chairman. None of the Named Executive Officers are members of the Compensation Committee or otherwise have any role in determining their own compensation.
Role of Compensation Consultant
The Compensation Committee retains the services of outside compensation consultants to assist in its review and determination of the Company’s executive compensation program. For fiscal 2019, the Compensation Committee engaged Pay Governance as its independent compensation consultant. Pay Governance assists the committee in the development and evaluation of the Company’s executive compensation program, policies and practices and its determination of executive compensation, and provides advice to the Compensation Committee on other matters related to its responsibilities. Pay Governance reports directly to the Compensation Committee and the Compensation Committee has the sole authority to retain and terminate the consultant and to review and approve the consultant’s fees and other retention terms. In fiscal 2019, the Company paid Pay Governance $68,173 for various engagement services.
Consultant Independence
During fiscal 2019, Pay Governance did not perform work for the Company other than pursuant to its engagement by the Compensation Committee. The Compensation Committee has assessed the independence of Pay Governance and concluded that its engagement of Pay Governance does not raise any conflict of interest with the Company or any of its directors or executive officers.
Peer Group Analysis
The Compensation Committee selects a peer group to make comparisons to the compensation of similarly situated executives in order to help ensure that the Company’s compensation packages are competitive with the broader market and aligned with shareholder interests. The peer group is generally comprised of competitors focused on television programming, film production and digital content creation, which the Compensation Committee considers to be similar to the Company in terms of revenue, market capitalization and business focus. Pay Governance determined a proposed peer group for the Compensation Committee’s consideration using the following systematic screening process:
56   Lions Gate 2019 Proxy Statement

First, Pay Governance reviewed companies that operate in similar GICS industries as the Company, which only includes U.S. publicly traded companies in the movies and entertainment, cable and satellite, broadcasting, home entertainment software and Internet software and services. Next, Pay Governance reviewed companies within a relevant range of the Company’s revenue and market capitalization at that time. Finally, using companies identified using this screening process, a peer group was selected based on the assessment of each company’s core business relative to the Company’s core business strategy of entertainment content and distribution, including key industry competitors. Based on its review, the Compensation Committee utilizes the following peer group of companies:
AMC Networks	Discovery
Electronic Arts	Live Nation Entertainment
Netflix	Sirius XM
Take-Two Interactive Software	Tribune Media Company
The Company also utilizes industry survey data to provide compensation data for studio/entertainment specific roles that may not be reflected within the peer group. The participants in this survey may include NBC Universal, Paramount, Sony Pictures Entertainment, Twentieth Century Fox, Walt Disney Studios and Warner Bros. While most of the studios in the survey may have larger revenues than the Company, the Compensation Committee determined that it would be appropriate to consider this survey data for executive positions, as such companies reflect critical competitors for talent. In using this survey data, the Compensation Committee does not focus on any particular companies in the survey (other than the peer companies listed above). As used in this Compensation Discussion and Analysis, the term “market” as used for comparison purposes generally refers to the peer companies and the survey data described above.
Use of Market Data
Utilizing the data provided by Pay Governance with respect to the Company’s peer group, as well as industry survey data, the Compensation Committee evaluates the amount and proportions of base salary, annual incentive pay and long-term compensation, as well as the target total direct compensation value for a select number of the Company’s officers, including each of the Named Executive Officers, relative to the compensation of similarly situated executives among these companies. As noted below, the Company’s standard practice is to grant equity awards to the Named Executive Officers only in connection with the executive’s entering into a new or amended employment agreement with the Company (although the Compensation Committee does award annual bonuses from time to time in the form of equity awards and retains discretion to grant equity awards at other times as it deems appropriate). In assessing the executives’ compensation levels for market comparison purposes, the Compensation Committee allocates the grant date value of the equity awards over the term of the contract so that the executive’s compensation is not disproportionately high in the initial year of the contract and disproportionately low for the remaining years of the contract term.
In general, the Compensation Committee uses this data as background information for its compensation decisions and does not “benchmark” compensation at any particular level relative to the peer companies. Except as otherwise noted in this Compensation Discussion and Analysis, decisions by the Compensation Committee are qualitative and the result of the Compensation Committee’s business judgment, which is informed by the experiences of the members of the Compensation Committee as well as analysis and input from, and peer group and survey data provided by, Pay Governance. The Compensation Committee believes that the compensation opportunities provided to our Named Executive Officers are appropriate in light of competitive considerations. The Compensation Committee continues to monitor current trends and issues in the Company’s competitive landscape and will modify its programs as it determines appropriate.
Employment Agreements
We have employment agreements with each of the Named Executive Officers, described below under Description of Employment Agreements. Each employment agreement specifies the annual base salary that the executive will be entitled to receive during the term of the agreement, as well as the Company benefit plans in which the executive will participate and, in certain cases, perquisites that the executive will receive. In addition, each agreement sets forth the annual and long-term incentive compensation opportunities that the executive officer will be eligible to receive, with the amount of annual incentives and performance-based long-term incentives awarded, subject in all instances to the discretion of the Compensation Committee. Each agreement also specifies the post-termination benefits that will be received by each executive (including the treatment of any unvested equity awards) upon certain terminations of employment.
Lions Gate 2019 Proxy Statement   57

We believe that it is in the best interests of the Company to enter into multi-year employment agreements with the Named Executive Officers. Such multi-year agreements, which are typical in the Company’s industry, assist in retention and recruiting efforts, foster long-term retention and promote stability among the management team, while still allowing the Compensation Committee to exercise considerable discretion in designing incentive compensation programs and rewarding performance.
Brian Goldsmith
In November 2015, we entered into an employment agreement with Mr. Goldsmith to serve as the Company’s Co-Chief Operating Officer for a term ending September 30, 2019.
In November 2018, the Compensation Committee engaged Pay Governance to assist the committee in structuring and analyzing terms for a new employment agreement with Mr. Goldsmith. The Company proposed an increase to his base salary, an increase to his target annual bonus and the grant of long-term equity incentives, as described below. Pay Governance provided an analysis of the proposed compensation structure for Mr. Goldsmith utilizing compensation levels for Chief Operating Officers at other studios. Based on its assessment, Pay Governance concluded that the proposed level for Mr. Goldsmith’s annualized target total compensation was positioned above the 50th percentile of market but within the range of total compensation for Company executives. Pay Governance noted that Mr. Goldsmith’s previous annualized target compensation was 6% below the 50th percentile of studio Chief Operating Officers and 23% below market average for his position.
Accordingly, on November 12, 2018, we entered into a new employment agreement with Mr. Goldsmith to serve as the Company’s Chief Operating Officer for a term ending September 30, 2022. The base salary increase, target bonus and equity awards (including the grant levels, types of awards and vesting provisions) provided in the agreement were established by the Compensation Committee based on its qualitative assessment of Mr. Goldsmith’s performance, negotiations with Mr. Goldsmith, and taking into account data provided by Pay Governance. The Compensation Committee determined that Mr. Goldsmith’s new long-term incentives would be granted primarily in the form of restricted share units and stock options (with an exercise price equal to the fair market value on the date of grant), one-half of which would be subject to time-based vesting and one-half of which would be subject to performance-based vesting. Each of the performance-based awards would be subject to the achievement of performance criteria approved by the Compensation Committee for the 12-month period ending on the applicable vesting date. Additionally, each of the incentive awards provide a long-term retention incentive as they vest equally on the 18-month, two-year and three-year anniversaries of the grant date.

Corii D. Berg
In May 2018, with the assistance of an executive search firm, and in consultation with the Board, the Company entered into an employment agreement with Mr. Berg to serve as the Company’s Executive Vice President and General Counsel for a two-year term commencing June 11, 2018, with an option to extend until June 10, 2021. The base salary, target bonus and equity awards (including the grant levels, types of awards and vesting provisions) provided in the agreement were established by the Compensation Committee based on the Company’s recommendation, negotiations with Mr. Berg, and taking into account compensation data provided by the executive search firm.
The Compensation Committee determined that Mr. Berg’s long-term incentives would be granted primarily in the form of restricted share units and stock options (with an exercise price equal to the fair market value on the date of grant), one-half of which would be subject to time-based vesting and one-half of which would be subject to performance-based vesting. Each of the performance-based awards would be subject to the achievement of performance criteria approved by the Compensation Committee for the 12-month period ending on the applicable vesting date. Additionally, each of these awards provide a long-term retention incentive as they vest equally over a three year period from the grant date.

For more information on the terms of these agreements, see Description of Employment Agreements below and the narrative descriptions accompanying Potential Payments upon Termination or Change in Control below.
58   Lions Gate 2019 Proxy Statement

Compensation Components

The Company’s executive compensation program is generally based on three components, which are designed to be consistent with the Company’s compensation philosophy as outlined above:
(1)
Base salary;

(2)
Annual incentive bonuses; and

(3)
Long-term incentive awards that are subject to time-based and/or performance-based vesting.

The Company also provides certain perquisites and personal benefits to the Named Executive Officers pursuant to their employment agreements, and severance benefits if the Named Executive Officer’s employment terminates under certain circumstances. In structuring executive compensation packages, the Compensation Committee considers how each component of compensation promotes retention and/or motivates performance by the executive. Our compensation packages are designed to promote teamwork, initiative and resourcefulness by key employees whose performance and responsibilities directly affect our results of operations.
Base Salary
We provide our executive officers and other employees with an annual base salary as a component of compensation that is fixed. Annual base salaries, along with perquisites and personal benefits are the elements of our executive compensation program where the value of the benefit in any given year is not dependent on performance and the marketplace. We believe that in order to attract and retain highly qualified executives, we need to provide them with certain predictable compensation levels that reward their continued service.
Annual base salaries are established when we hire or otherwise enter into an employment agreement with one of our executives. They are based on negotiations with the executive, taking into account market compensation data for that position. In determining base salary, the Compensation Committee primarily considers market data and compensation levels of executive officers of companies in competing businesses, an internal review of the executive’s compensation (both individually and relative to other executive officers) and the individual performance of the executive. Our practice has been to establish base salaries that are generally lower than the salaries of comparable positions at our peer companies, with the majority of the executive’s compensation being delivered in the form of performance-based incentive compensation.
The Compensation Committee believes that the base salary levels of each of the Named Executive Officers are reasonable in view of the Compensation Committee’s assessment of peer group data for similar positions and the committee’s assessment of the Company’s overall performance and the contribution of those officers to that performance.
Annual Incentive Bonuses
Annual incentive bonuses are primarily intended to motivate executive offices to achieve annual financial, operational and individual performance objectives and focus on promotion of and contribution to achievement of the Company’s business strategy. The Company has entered into employment agreements with each of the Named Executive Officer that generally provide for annual incentive bonuses to be determined in the discretion of the Compensation Committee, as recommended by our Chief Executive Officer (other than for himself and the Vice Chairman), based on performance criteria established by the Compensation Committee. Annual incentive bonus payments are typically paid in June based on performance for the prior fiscal year.
Fiscal 2019 Annual Incentive Bonuses
The Compensation Committee considered the individual target bonus amounts and target metrics discussed below in determining fiscal 2019 incentive bonuses to be granted to employees of the Company, including the Named Executive Officers (and including, for the Company’s Chief Executive Officer and Vice Chairman, market levels of compensation provided by Pay Governance).
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Annual incentive bonus target amounts for each Named Executive Officers are set as a percentage of base salary, as set forth below (other than for Messrs. Feltheimer and Burns, which were set at 100% of each executive’s actual bonus amount awarded for fiscal 2018). This percentage generally is set in the negotiation of each executive’s employment agreement. If an executive works only part of the year, the bonus amount generally is subject to proration based on the period of employment.
Name	Target Opportunity	Fiscal 2019 Target Bonus
Jon Feltheimer	100%	$7,000,000
Michael Burns	100%	$5,000,000
James W. Barge	100%	$1,000,000
Brian Goldsmith	100%	$1,000,000
Corii D. Berg	50%	$331,130*

*
Amount prorated based on service in fiscal 2019.

The percentage of each executive’s fiscal 2019 incentive bonus to be awarded was then determined by reviewing the Company’s financial performance and the Compensation Committee’s qualitative assessment of the various operating and individual performance achievements set forth below. The Compensation Committee believes that it is important to retain discretion to recognize strong individual and divisional performance in awarding annual incentive bonuses, as is valuable and effective in motivating executives to achieve the Company’s business strategy. The Compensation Committee believes that this discretionary element is also appropriate for the following reasons:
•
We are a growth company that attempts to execute strategic, accretive transactions that are expected to positively affect future financial results that the Company believes may not be reflected in near-term and/or yearly corporate performance;

•
The Company believes that investments in new businesses or increased investment in current lines of business will further generate significant long-term shareholder value, but may not be reflected in near-term and/or yearly corporate performance;

•
Intangible achievements reflecting the unique nature of the Company’s business significantly bolster the Company’s brand and standing in the creative community, but may not be reflected in near-term and/or yearly corporate performance;· For Named Executive Officers other than the Chief Executive Officer and the Vice Chairman, awarding annual incentive bonuses solely according to overall corporate performance may penalize certain executives for financial results of other business units that may not have performed as well during the fiscal year; and

•
Discretion ensures that the impact of events over which management has little or no influence or items that were not considered at the beginning of the fiscal year are excluded such as:

•
unplanned acquisitions and divestitures (and related expenses and revenues);

•
unplanned programming or new business investment; and

•
corporate transactions and legal expenses (including corporate debt transactions, accounting or legal changes that resulted in unforeseen changes, and significant legal and consulting fees for unbudgeted matters).

Fiscal 2019 Company Financial Performance
The tables below highlight our financial performance on the following key metrics utilized for fiscal 2019 annual incentive bonuses (see Appendix B for definitions, adjustments and related reconciliations):
(i)
Segment revenue for fiscal 2019 compared to segment revenue for fiscal 2018;

(ii)
Segment profit for fiscal 2019 compared to segment profit for fiscal 2018;

(iii)
Segment revenue for fiscal 2019 compared to estimated segment revenue in the Company’s fiscal 2019 plan and budget;

(iv)
Segment profit for fiscal 2019 compared to estimated segment profit in the Company’s fiscal 2019 plan and budget;

(v)
Adjusted OIBDA for fiscal 2019 compared to Adjusted OIBDA for fiscal 2018; and

(vi)
Adjusted OIBDA for fiscal 2019 compared to estimated Adjusted OIBDA in the Company’s fiscal 2019 plan and budget.

60   Lions Gate 2019 Proxy Statement

	Year Ended March 31,
	2018 Actual	2019 Plan	2019 Actual
	(amount in millions)
Segment Revenue
Motion Picture	$1,822.1	$1,575.2	$1,464.4
Television Production	1,033.2	1,096.3	920.9
Media Networks	1,411.2	1,478.2	1,461.0
Intersegment eliminations	(137.4)	(216.6)	(165.8)
Total Revenue	4,129.1	3,933.1	3,680.5
Segment Profit
Motion Picture	179.4	130.8	128.5
Television Production	111.0	94.6	66.1
Media Networks	429.1	440.2	436.3
Intersegment eliminations	(5.5)	(16.9)	(6.3)
Total Segment Profit	714.0	648.7	624.6
Corporate general and administrative expenses	(110.3)	(107.0)	(104.2)
Adjusted OIBDA	$603.7	$541.7	$520.4
Fiscal 2019 Company Operating Performance
The following highlights certain of the Company’s operating achievements in fiscal 2019:
Corporate
•
Refilled its film and television content pipelines, continued to expand existing franchises while creating new ones, achieved strong over-the-top subscriber growth at Starz and, as of July 1, 2019, expanded the Starz platform to 51 countries around the world.

•
Continued to generate robust free cash flow with $637.7 million in Adjusted Free Cash Flow.

•
Streamlined a modern business positioned for profitable growth with the restructuring of the Motion Picture and Television Production groups, achieving significant Company-wide cost savings.

•
Continued to monetize non-core assets with the sale of the Company’s 50% stake in Pop.

•
Executed a “360 degree” talent strategy designed to drive the successful growth of its content businesses with a majority investment in 3 Arts Entertainment as well as several major film and television production deals with leading creators.

•
Achieved a record pay television deal with Hulu and FX for Lionsgate theatrical titles through calendar year 2021.

•
Continued to leverage top film and television properties into location-based entertainment and live stage events around the world, with a planned July 2019 opening of the Lionsgate Entertainment World indoor theme park in Hengqin, China, launch of the Now You See Me live stage show, opening of the Hunger Games Exhibition in Las Vegas, planned Broadway adaptations of the hit film Wonder and the television series Nashville, and the continued success of the Lionsgate Zone of the Motiongate theme park in Dubai.

Motion Picture
•
With a new leadership team in place, restructured the Motion Picture group and aligned the studio’s film development slate with a refocused and targeted content strategy.

•
Achieved domestic box office market share of 6.8% for the first half of calendar year 2019, ranking fourth among major studios, and increased box office revenues by 93% from the comparable period last year.

•
Established John Wick as one of the premier action franchises in the world, with John Wick: Chapter 3 - Parabellum grossing over $300 million worldwide, nearly doubling the box office performance of its predecessor.

•
Formed new film and television talent partnerships with Seth Rogen, Evan Goldberg and James Weaver’s Point Grey Pictures and, on the heels of the Company’s biggest faith-based hit, I Can Only Imagine, leading faith-based creators the Erwin Brothers.

Lions Gate 2019 Proxy Statement   61

Television Production
•
Refocused and executed a development and production strategy oriented around top-tier partnerships with 3 Arts Entertainment, Courtney Kemp, Universal Music Group, BBC Studios, The Tannenbaum Company and Paul Feig, leading to one of the Television Production group’s strongest development slates ever while reducing overhead.

•
44 of 51 television series recently placed with network partners came from the Company’s leading production partnerships.

•
Relying on its ability to create different business models for different platforms, the Company readied the launch of new series Mythic Quest: Raven’s Banquet for Apple, Love Life for WarnerMedia, Zoey’s Extraordinary Playlist for NBC, Chasing the Cure for Turner and The Rook for Starz, among others.

•
Renewed and expanded the talent deal with Power creator and showrunner Courtney Kemp, expanding the Power franchise by greenlighting a prequel and preparing two additional spinoffs.

Media Networks
•
Grew Starz’s overall subscribers from 23.5 million to 24.7 million during the fiscal year despite headwinds in the multichannel video programming distributor ecosystem.

•
Grew Starz domestic over-the-top subscribers to more than 4 million.

•
Continued to expand Starz’s distribution footprint in the U.S. with successful launches on Hulu, Roku, YouTube TV, AT&T Watch and other platforms.

•
Partnered with Amazon Prime in Germany and the UK, Bell Media in Canada, Liberty Global’s Virgin Media in the UK, Vodafone and Orange in Spain, the STARZPLAY Arabia joint venture in the Middle East and North Africa, as well as Apple worldwide, expanding Starz into 51 countries around the world.

•
Closed unique Starz cross-promotional initiative with Disney.

Fiscal 2019 Financial Performance Framework
For each Named Executive Officer, as well as for all employees of the Company, the percentage of the individual’s fiscal 2019 target incentive bonus to be awarded was determined by using three equally weighted criteria: corporate performance, divisional performance and individual performance. In the cases of Messrs. Feltheimer and Burns, the Compensation Committee believed that it was appropriate to combine corporate and divisional performance measures, as the roles of Chief Executive Officer and Vice Chairman oversee all divisions within the Company.
Corporate Performance
In determining corporate performance, the Compensation Committee first reviewed the Company’s financial performance discussed in Fiscal 2019 Company Financial Performance above to determine the change in the applied key metrics. The Compensation Committee then reviewed the Company’s operational performance discussed in Fiscal 2019 Company Operating Performance above to determine whether such change be adjusted in the committee’s discretion based the Company’s performance. A percentage was then applied to determine the performance measure for each criteria.

In reviewing financial performance, the Compensation Committee noted the following:

62   Lions Gate 2019 Proxy Statement

In reviewing operational performance, the Compensation Committee noted that the Company spent fiscal 2019 positioning itself for profitable growth. It not only streamlined its business, but also replenished its film and television content pipelines, refocused the Company’s business on extracting maximum value from franchises and launched Starz’s global expansion. The Company also generated $637.7 million in Adjusted Free Cash flow during fiscal 2019 driven by operating results and working capital improvements.
Based on such performance, the Compensation Committee determined to award 90% as the corporate performance measure for fiscal 2019 (for all employees of the Company, including the Named Executive Officers).

Divisional Performance
In determining divisional performance, the Compensation Committee first reviewed the divisional financial performance discussed above to determine the change in the applied metric. Such change was then adjusted in the Compensation Committee’s discretion based the divisional operational performance also discussed above. A percentage was then applied to determine the performance measure, based on the factors set forth below.

In determining divisional performance, the Compensation Committee first reviewed the division’s financial performance discussed in Fiscal 2019 Company Financial Performance above to determine the change in the applied key metrics. The Compensation Committee then reviewed the division’s operational performance discussed in Fiscal 2019 Company Operating Performance above to determine whether such change be adjusted in the committee’s discretion based the division’s performance. A percentage was then applied to determine the division’s performance measure.
Motion Picture Segment
In reviewing financial performance for the Motion Picture segment, the Compensation Committee noted the following:

In reviewing operational performance for the Motion Picture segment, the Compensation Committee noted that the Motion Picture segment made numerous strategic investments in fiscal 2019 to derive content creation for upcoming years, including ramping up production with a strong and balanced film slate and closing major talent deals that touch every part of the Company. The Company also closed the fiscal year with five straight profitable releases in the fourth quarter of fiscal 2019 (including A Madea Family Funeral, Cold Pursuit, Five Feet Apart, No Manches Frida 2, and The Kid), a 42% increase in box office from the prior-year quarter, despite an industrywide box office decline.
Based on such results, the Compensation Committee determined to award 80% as the divisional performance measure for fiscal 2019 for the Motion Picture segment.
Lions Gate 2019 Proxy Statement   63

Television Production Segment
In reviewing financial performance for the Television Production segment, the Compensation Committee noted the following:

In reviewing operational performance for the Television Production segment, the Compensation Committee noted that the Television Production segment spent fiscal 2019 replenishing its television pipeline to begin fiscal 2020 with one of the Company’s strongest development slates in recent years. Indeed, the segment had a development slate of over 50 properties, including over 40 from newly created content partnerships and was preparing to launch new series with a broad spectrum of streaming, broadcast and cable partners (including Apple, Warner Media, HBO, NBC, Starz, and Turner).
Based on such results, the Compensation Committee determined to award 40% as the divisional performance measure for fiscal 2019 for the Television Production segment.
Media Networks Segment
In reviewing financial performance for the Media Networks segment, the Compensation Committee noted the following:

In reviewing operational performance for the Media Networks segment, the Compensation Committee noted that Starz had launched its premium content offering into 51 countries around the world, which investment the Company believes is an exciting next step in creating an asset with lasting and incremental long term value. Starz also continued to expand its distribution footprint in the U.S. with successful launches on Hulu, Roku, YouTube TV, AT&T Watch and other platforms, growing overall subscribers to 24.7 million during the fiscal year, including domestic over-the-top subscribers to more than 4 million.
Based on such results, the Compensation Committee determined to award 100% as the divisional performance measure for fiscal 2019 for the Media Networks segment.

Individual Performance
In determining individual performance in fiscal 2019, the Compensation Committee took into account the executive officers’ performance achievements, contributions, leadership and execution with respect to the Company’s key strategic objectives. Within this context, achievements and performance that the Compensation Committee noted for each executive, are set forth under Fiscal 2019 Annual Incentive Bonuses for Named Executive Officers below.

64   Lions Gate 2019 Proxy Statement

Payout of Fiscal 2019 Annual Incentive Bonuses
In order to reflect its commitment to aligning executive and shareholder interests, the Compensation Committee decided that a significant portion of fiscal 2019 executive bonuses would be paid in the form of an equity award vesting over one year from the date of grant. The significant reduction in the cash portion of executive bonuses also reflected the Company’s financial and stock price performance in fiscal 2019 compared to fiscal 2018. Specifically, Company employees would be paid fiscal 2019 incentive bonuses as follows:
Employee Title	Fiscal 2019 Bonus Granted in Cash	Fiscal 2019 Bonus Granted in Equity*
		Restricted Share Units	Share Appreciation Rights
Named Executive Officers	50%	25%	25%
Executive Vice President and above	50%	25%	25%
Senior Vice President	50%	50%	0%

*
Vesting on the first anniversary of the grant date

Issuing a portion on the Company’s fiscal 2019 annual incentive bonuses in the form of equity awards served to accomplish both goals—the need to incentivize executives to focus on building long-term value for stockholders, while at the same time acknowledging that it is imperative to retain our executives, particularly in this stage of our growth.
The number of shares subject to each of these equity awards was determined, in the case of restricted share units, by dividing the applicable dollar amount by the closing price of our Class B non-voting shares on the grant date and, in the case of share appreciation rights, by dividing the applicable dollar amount by the per-share value of the award based on the methodology and assumptions we use to value stock options and share appreciation rights for accounting purposes. Under applicable SEC rules, equity awards are reporting the executive compensation tables as compensation for the year in which the award is granted. Accordingly, as these grants were made after the end of fiscal 2019, they will be reflected in the compensation tables in next year’s annual proxy statement as compensation for each executive for fiscal 2020.
Fiscal 2019 Annual Incentive Bonuses for Named Executive Officers
Jon Feltheimer and Michael Burns
Name	Fiscal 2019 Target Bonus	Corporate Performance (%)	Divisional Performance (%)	Individual Performance (%)	Fiscal 2019 Cash Bonus	Equity Award (Granted in Early Fiscal 2020)1
						RSUs2	SARs3
Jon Feltheimer	$7,000,000	90%	90%	85%	$3,091,667	$1,545,834	$1,545,834
Michael Burns	$5,000,000	90%	90%	80%	$2,166,667	$1,083,334	$1,083,334

1
Granted in fiscal 2020 and vesting on the first anniversary of grant.

2
Represents 105,879 and 74,201 restricted share units for Messrs. Feltheimer and Burns, respectively.

3
Represents 418,245 and 293,110 share appreciation rights with respect to Class B non-voting shares (with an exercise price of  $14.60), for Messrs. Feltheimer and Burns, respectively.

For fiscal 2019, the Compensation Committee noted that Messrs. Feltheimer and Burns continued to demonstrate great leadership in driving the Company’s execution on key strategic initiatives noted above, that the Company expects will drive future growth. Specifically, Messrs. Feltheimer and Burns refocused the Company on extracting maximum value from its franchises, guided the restructuring and streamlining of the Company’s organization structure across content creation, distribution, and corporate functions and oversaw the launch of Starz’s global expansion. Additionally, under their leadership, senior management continued to foster a diverse and inclusive corporate culture. Based on the factors listed above, the Compensation Committee determined that Messrs. Feltheimer and Burns would be awarded 85% and 80% respectively, for their individual performance measures for fiscal 2019.
The Compensation Committee also engaged Pay Governance to assist it in assessing its proposed annual incentive bonus amounts for Messrs. Feltheimer and Burns. In its review, Pay Governance summarized highlights of the Company’s business and strategic performance achieved during fiscal 2019, reviewed the executives’ historic annual incentive bonuses relative to the Company’s financial performance, illustrated historic bonus pool information and as a
Lions Gate 2019 Proxy Statement   65

percentage of the Company’s financial performance, illustrated the competitive position of Messrs. Feltheimer’s and Burns’ fiscal 2019 compensation relative to the Company’s peer group, and illustrated total return to shareholders relative to peer group companies with publicly available compensation information.
Accordingly, in June 2019, after consideration of Pay Governance’s analysis and in light of all of the performance described above, the Compensation Committee approved the following:
•
For Mr. Feltheimer for fiscal 2019, (i) a cash bonus of  $3,091,667, (i) a number of restricted shares units of the Company with value equal to $1,545,834 (vesting on the first anniversary of grant) and (iii) and number of share appreciation rights of the Company with value equal to $1,545,834 (vesting on the first anniversary of grant); and

•
For Mr. Burns for fiscal 2019, (i) a cash bonus of  $2,166,667, (i) a number of restricted shares units of the Company with value equal to $1,083,334 (vesting on the first anniversary of grant) and (iii) and number of share appreciation rights of the Company with value equal to $1,083,334 (vesting on the first anniversary of grant).

James W. Barge
Name	Fiscal 2019 Target Bonus	Corporate Performance (%)	Divisional Performance (%)	Individual Performance (%)	Fiscal 2019 Cash Bonus	Equity Award (Granted in Early Fiscal 2020)1
						RSUs2	SARs2
James W. Barge	$1,000,000	90%	90%	150%	$550,000	$275,000	$275,000

1
Vesting on the first anniversary of grant.

2
Represents 18,836 restricted share units and 74,405 share appreciation rights with respect to Class B non-voting shares (with an exercise price of  $14.60).

For fiscal 2019, the Compensation Committee noted that Mr. Barge, as the Company’s Chief Financial Officer, provided solid leadership in executing the Company’s financial and operational goals. Mr. Barge continued to prioritize and reduce the Company’s net corporate debt and strengthen the Company’s financial position by restructuring the Company’s debt portfolio. Mr. Barge oversaw meaningful cost savings across the Company by coordinating procurement services and maintained effective internal control over financial reporting and enhanced existing internal control processes. Mr. Barge successfully communicated an effective message to the investment community and achieved significant savings from strategic tax planning and restructuring. Mr. Barge also provided valued leadership and direction for the Company’s finance, accounting, tax, internal audit and participations departments.
Accordingly, in June 2019, based on its review and in light of all of the performance described above, the Compensation Committee approved for Mr. Barge for fiscal 2019, (i) a cash bonus of  $550,000, (i) a number of restricted shares units of the Company with value equal to $275,000 (vesting on the first anniversary of grant) and (iii) and number of share appreciation rights of the Company with value equal to $275,000 (vesting on the first anniversary of grant).
Brian Goldsmith
Name	Fiscal 2019 Target Bonus	Corporate Performance (%)	Divisional Performance (%)	Individual Performance (%)	Fiscal 2019 Cash Bonus	Equity Award (Granted in Early Fiscal 2020)1
						RSUs2	SARs2
Brian Goldsmith	$1,000,000	90%	90%	150%	$550,000	$275,000	$275,000

1
Vesting on the first anniversary of grant.

2
Represents 18,836 restricted share units and 74,405 SARs with respect to Class B non-voting shares (with an exercise price of  $14.60).

The Compensation Committee noted that Mr. Goldsmith, as the Company’s Chief Operating Officer, provided excellent leadership in fiscal 2019. Mr. Goldsmith led all corporate development activities during 2019, continuing to focus on executing the Company’s strategic growth initiatives domestically and throughout the world, including management of the Company’s joint ventures and investments. Mr. Goldsmith also effectively led the Company’s overall overhead reduction, continued Starz integration efforts across all business areas, and helped managed the Company’s sale of Pop, as well as the launch of Starz’s global expansion.
66   Lions Gate 2019 Proxy Statement

Accordingly, in June 2019, based on its review and in light of all of the performance described above, the Compensation Committee approved for Mr. Goldsmith for fiscal 2019, (i) a cash bonus of  $550,000, (i) a number of restricted shares units of the Company with value equal to $275,000 (vesting on the first anniversary of grant) and (iii) and number of share appreciation rights of the Company with value equal to $275,000 (vesting on the first anniversary of grant).
Corii D. Berg
Name	Fiscal 2019 Target Bonus	Corporate Performance (%)	Divisional Performance (%)	Individual Performance (%)	Fiscal 2019 Cash Bonus	Equity Award (Granted in Early Fiscal 2020)1
						RSUs2	SARs2
Corii D. Berg	$331,130	90%	90%	~230%	$225,000	$112,500	$112,500

1
Vesting on the first anniversary of grant.

2
Represents 7,705 restricted share units and 30,438 SARs with respect to Class B non-voting shares (with an exercise price of  $14.60).

For fiscal 2019, the Compensation Committee noted that Mr. Berg successfully led a number of acquisitions and other transactions and partnerships in 2019, including closing the Company’s investment in Quibi, the Company’s sale of Pop, and the Company’s joint venture with Point Grey Pictures. Additionally, Mr. Berg handled the settlement of the Company’s shareholder class action and dissenter lawsuits, and provided outstanding legal support for the Company and solid leadership of business affairs.
Accordingly, in June 2019, based on its review and in light of all of the performance described above, the Compensation Committee approved for Mr. Berg for fiscal 2019, (i) a cash bonus of  $225,000, (i) a number of restricted shares units of the Company with value equal to $112,500 (vesting on the first anniversary of grant) and (iii) and number of share appreciation rights of the Company with value equal to $112,500 (vesting on the first anniversary of grant).
Long-term Incentive Awards
The Company believes that providing a meaningful equity stake in our business is essential to create compensation opportunities that are competitive relative to market levels. In addition, the Company believes that by providing compensation in the form of equity awards, we align the executive’s incentives with our shareholders’ interests in a manner that we believe drives superior performance over time. Therefore, we have historically made periodic grants of stock options, restricted share units and SARs to provide further incentives to our executives to increase shareholder value. The Compensation Committee bases its award grants to executives each year on a number of factors, including:
•
The executive’s position with the Company and total compensation package;

•
The executive’s performance of his or her individual responsibilities;

•
The equity participation levels of comparable executives at peer companies; and

•
The executive’s contribution to the success of the Company’s financial performance.

Award grants to the Named Executive Officers are generally made by the Compensation Committee in connection with the executive’s entering into a new employment agreement with the Company. As noted above, the equity grants provided in each executive’s employment agreement are intended to provide incentives for the entire term of the agreement, and the Company typically does not grant equity-based awards to its executive officers at any other time. The Company has, however, granted equity-based awards in recent years to certain executive officers as part of their annual bonus and retains discretion to grant equity awards to its executives from time to time as the Compensation Committee may determine.
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Restricted Share Units
The Company grants long-term incentive awards to the Named Executive Officers in the form of restricted share units that are subject to time-based and performance-based vesting requirements. Awards of time-based restricted share units vest over a period of several years following the date of grant and, upon vesting, are paid in Class A voting shares or Class B non-voting shares (although awards may also be structured to be payable in cash based on the value of the underlying shares). Thus, the units are designed both to link executives’ interests with those of our shareholders as the units’ value is based on the value of Class A voting shares or Class B non-voting shares and to provide a long-term retention incentive for the vesting period, as they generally have value regardless of share price volatility.
Awards of performance-based restricted share units also cover multiple years, with a percentage of the units subject to the award becoming eligible to vest each year based on the Company’s and the individual’s performance during that year relative to performance goals established by the Compensation Committee. Before any performance-based restricted share unit is paid, the Compensation Committee must certify that the performance target(s) have been satisfied. The Compensation Committee has discretion to determine the performance target(s) and any other restrictions or other limitations of performance-based restricted share units and may reserve discretion to reduce payments below maximum award limits. Thus, the performance units are designed both to motivate executives to maximize the Company’s performance each year and to provide a long-term retention incentive for the entire period covered by the award.

Stock Options	A stock option is the right to purchase a Class A voting share or a Class B non-voting share at a future date at a specified price per share. The Company grants stock options to the Named Executive Officers with an exercise price that is equal to (i) the closing price of a Class A voting share or a Class B non-voting share on the date of grant and (ii) in certain cases, as a percentage premium to the closing price of a Class A voting share or a Class B non-voting share on the date of grant. Thus, the Named Executive Officers will only realize value on their stock options if our shareholders realize value on their shares and, for that reason, the Compensation Committee considers all stock options to be performance-based awards. These stock options may be subject to time-based or performance-based vesting requirements. The stock options function as a retention incentive for our executives as the executive generally must remain employed with us through the vesting period and, in the case of performance-based stock options, provide an additional incentive to achieve performance goals considered important to the growth of the Company and the creation of value for our shareholders. The maximum term of a stock option is ten years from the date of grant.

Share Appreciation Rights	A share appreciation right (or SAR) is the right to receive payment of an amount equal to the excess of the fair market value of a Class A voting share or Class B non-voting share on the date of exercise of the SAR over the base price of the SAR. The Company has in past years made a portion of its long-term incentive grants to the Named Executive Officers in the form of SARs. Upon exercise of a SAR, the holder receives a payment in cash or shares with a value equal to the excess, if any, of the fair market value of a Class A voting share or a Class B non-voting share on the date of exercise of the SAR over the base price of the SAR. Because the base price of the SAR is not less than the closing price of a Class A voting share or a Class B non-voting share (as applicable) on the grant date, SARs provide the same incentives as stock options because the holder will only realize value on their SARs if our share price increases after the date of grant. Thus, similar to stock options, the Compensation Committee considers SARs to be performance-based awards. The maximum term of a SAR is ten years from the date of grant.
68   Lions Gate 2019 Proxy Statement

Granting of Equity Awards in Fiscal 2019
In June 2018, the Compensation Committee approved one-time grants of non-qualified stock options to purchase Class B non-voting shares to Messrs. Feltheimer, Burns, Barge and Goldsmith in recognition of achievement of annual financial, operational and individual performance objectives and the promotion of, and contribution to, achievement of the Company’s business strategy in fiscal 2018. To provide additional incentives to create value for our shareholders, one-half of the stock options granted to Messrs. Feltheimer and Burns have an exercise price that is 25% higher than our stock price on the grant date. Each of these stock options also has a three-year vesting period to provide an additional retention incentive. For more information on this grant, please see the executive compensation tables and narratives that follow this Compensation Discussion and Analysis.
Additionally, in connection with entering into new employment agreements in fiscal 2019, the Compensation Committee approved the grants of restricted share units and stock options (one-half of which would be subject to time-based vesting and one-half of which would be subject to performance-based vesting) to Messrs. Goldsmith and Berg as an additional retention incentives. For more information on these grants, please see the Employment Agreements section of this Compensation Discussion and Analysis above and the executive compensation tables and narratives that follow this Compensation Discussion and Analysis.
In November 2018, the Compensation Committee determined the vesting of a tranche of an award of performance-based SARs granted to Mr. Barge in December 2016 that was eligible to vest during fiscal 2019. This tranche covered 106,250 SARs with respect to Class B non-voting shares that were eligible to vest based on the Compensation Committee’s assessment of the Company’s and Mr. Barge’s performance during the 12-month period covered by that tranche. For these purposes, the Compensation Committee reviewed the Company’s corporate performance discussed above, and in the Company’s 2018 proxy statement and reflected in the Company’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2018 and September 30, 2018, and also acknowledged the contributions of Mr. Barge cited above under the heading Annual Incentive Bonuses and in the Company’s 2018 proxy statement. Accordingly, based on its review, the Compensation Committee approved the vesting of 100% of the performance-based SARs that were subject to this vesting tranche.
Severance and Other Benefits upon Termination of Employment
The Company believes that severance protections, particularly in the context of a change in control transaction, can play a valuable role in attracting and retaining key executive officers. Accordingly, we provide such protections for the Named Executive Officers under their respective employment agreements. The Compensation Committee determines the level of severance benefits on a case-by-case basis, and, in general, we consider these protections an important part of an executive’s compensation and consistent with competitive practices.
As described in more detail under Potential Payments Upon Termination or Change in Control below, the Named Executive Officers would be entitled to severance benefits under their employment agreements in the event of a termination of employment by the Company “without cause” or, in certain cases, for “good reason,” as such terms are defined in the executive’s employment agreement. The Company has determined that it is appropriate to provide these executives with severance benefits under these circumstances in light of their positions with the Company and as part of their overall compensation package. The severance benefits for these executives are generally determined as if they continued to remain employed by the Company through the remainder of the term covered by their employment agreement (or, in the case of Named Executive Officers other than Messrs. Feltheimer and Burns, a specified number of months following termination).
The Company also believes that the occurrence, or potential occurrence, of a change in control transaction will create uncertainty regarding the continued employment of our executive officers. This uncertainty results from the fact that many change in control transactions result in significant organizational changes, particularly at the senior executive level. In order to encourage our executive officers to remain employed with the Company during an important time when their prospects for continued employment following the transaction are often uncertain, we provide certain Named Executive Officers with enhanced severance benefits if their employment is terminated by the Company “without cause” or, in certain cases, by the executive for “good reason” in connection with a change in control. We believe that such enhanced severance benefits the Company and the shareholders by incentivizing the executives to be receptive to potential transactions that are in the best interest of shareholders even if the executives face great personal uncertainty in the change in control context. The severance benefits for these executives are generally determined as if they continued to remain employed by the Company through the remainder of the term covered by their employment agreement (or, if greater, a specified amount or number of months following termination). In addition, the Company believes it is appropriate to provide these benefits to certain Named Executive Officers (other than Messrs. Feltheimer and Burns) if their employment is terminated in circumstances described above following a change in the senior management of the Company as specified in their respective employment agreements.
Lions Gate 2019 Proxy Statement   69

As noted above, we do not provide any benefits to our Named Executive Officers that would be payable solely because a change in control occurs or any right to receive a gross-up payment for any parachute payment taxes that may be imposed in connection with a change in control.
Perquisites and Other Benefits
We provide certain Named Executive Officers with limited perquisites and other personal benefits, such as a car allowance, life insurance policy contributions and club membership dues that the Compensation Committee believes are reasonable and consistent with our overall compensation program, to better enable us to attract and retain superior employees for key positions. Additionally, we own an interest in an aircraft through a fractional ownership program for use related to film promotion and other corporate purposes. This enables our executive officers and other service providers to fly more efficiently and to conduct business in privacy while traveling. As we own an interest in and maintain this aircraft for business purposes, we believe it is reasonable to afford limited personal use of the aircraft consistent with regulations of the Internal Revenue Service, the SEC and the Federal Aviation Administration. Messrs. Feltheimer and Burns reimburse the Company for a portion of the costs incurred for their limited personal use of the aircraft. All of these perquisites are reflected in the All Other Compensation column of the Summary Compensation table and the accompanying footnotes above.
In July 2018, we adopted a nonqualified deferred compensation plan to allow our Named Executive Officers and certain other key employees the opportunity to defer a portion of their compensation without regard to the tax code limitations applicable to tax-qualified plans. The deferred compensation plan is intended to promote retention by providing participants with an opportunity to save for retirement in a tax-efficient manner. Please see the Non-Qualified Deferred Compensation section below for a description of the plan.
Policy with Respect to Section 162(m)
Federal income tax law generally prohibits a publicly-held company from deducting compensation paid to a current or former named executive officer that exceeds $1 million during the tax year. Certain awards granted before November 2, 2017 that were based upon attaining pre-established performance measures that were set by the Compensation Committee under a plan approved by the Company’s shareholders, as well as amounts payable to former executives pursuant to a written binding contract that was in effect on November 2, 2017, may qualify for an exception to the $1 million deductibility limit. As one of the factors in its consideration of compensation matters, the Compensation Committee notes this deductibility limitation. However, the Compensation Committee has the flexibility to take any compensation-related actions that it determines are in the best interests of the Company and its shareholders, including awarding compensation that may not be deductible for tax purposes. There can be no assurance that any compensation will in fact be deductible.

Compensation Committee Report On Executive Compensation

The following Report of the Compensation Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of our other filings under the Securities Act or the Exchange Act, except to the extent we specifically incorporate the report by reference in that filing.
The Compensation Committee has certain duties and powers as described in its charter. The Compensation Committee is currently composed of the five Non-Employee Directors named at the end of this report, each of whom the Board has determined is independent as defined by the NYSE listing standards. The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this report. Based upon this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis section be included in this proxy statement to be filed with the SEC.
Compensation Committee of the Board of Directors
Arthur Evrensel (Chairman)
Michael T. Fries
Susan McCaw
Mark H. Rachesky, M.D.
Daryl Simm
70   Lions Gate 2019 Proxy Statement

Company’s Compensation Policies and Risk Management
The Compensation Committee has reviewed the design and operation of the Company’s current compensation structures and policies as they pertain to risk and has determined that the Company’s compensation programs do not create or encourage the taking of risks that are reasonably likely to have a material adverse effect on the Company.
Compensation Committee Interlocks and Insider Participation
During fiscal 2019, the Compensation Committee consisted of Messrs. Evrensel, Fries, Simm, Dr. Rachesky and Ms. McCaw. No member who served on the Compensation Committee at any time during fiscal 2019 is or has been a former or current executive officer of the Company, or had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of certain relationships and related-party transactions (other than certain transactions relating to investment funds affiliated with Dr. Rachesky as set forth under Certain Relationships and Related Transactions below). None of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of the Compensation Committee during fiscal 2019.
Lions Gate 2019 Proxy Statement   71

Executive Compensation Information

Summary Compensation Table

The Summary Compensation table below quantifies the value of the different forms of compensation earned by or awarded to the Named Executive Officers for fiscal 2019. The primary elements of each Named Executive Officer’s total compensation reported in the table are base salary, an annual bonus, and long-term equity incentives. The Named Executive Officers also received the other benefits listed in column (i) of the Summary Compensation table, as further described in footnote 3 to the table.
The Summary Compensation table should be read in conjunction with the tables and narrative descriptions that follow. The Grants of Plan-Based Awards table and the accompanying description of the material terms of equity awards granted in fiscal 2019 provide information regarding the long-term equity incentives awarded to the Named Executive Officers in fiscal 2019. The Outstanding Equity Awards at Fiscal 2019 Year-End and Option Exercises and Stock Vested tables provide further information on the Named Executive Officers’ potential realizable value and actual value realized with respect to their equity awards.

Summary Compensation—Fiscals 2019, 2018 and 2017

Name and Principal Position (a)	Fiscal Year (b)	Salary ($) (c)	Bonus ($)1 (d)	Stock Awards ($)2 (e)	Option Awards ($)2 (f)	Non-Equity Incentive Plan Compensation ($)1 (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($)3 (i)	Total ($) (j)
Jon Feltheimer4 Chief Executive Officer	2019	1,500,000	3,091,667	0	1,858,0055	0	0	165,547	6,615,219
	2018	1,500,000	3,000,000	0	2,739,337**	7,000,000	0	175,884	14,415,221
	2017	1,500,000	0	5,400,008	16,287,450	12,000,000	0	149,158	35,336,616*
Michael Burns4 Vice Chairman	2019	1,000,000	2,166,667	0	1,917,5275	0	0	92,652	5,176,846
	2018	1,000,000	2,000,000	0	882,606**	5,000,000	0	91,379	8,973,985
	2017	1,000,000	0	4,666,663	12,222,700	9,000,000	0	55,576	26,944,939*
James W. Barge Chief Financial Officer	2019	1,000,000	650,000	0	1,118,050	0	0	16,140	2,784,190
	2018	1,000,000	0	197,031	3,808,896**	1,100,000	0	10,533	6,116,460
	2017	925,000	0	3,636,026	4,127,162	2,100,000	0	4,477	10,792,665*
Brian Goldsmith Chief Operating Officer	2019	950,000	550,000	729,572	1,887,736	0	0	5,527	4,122,835*
	2018	900,000	0	591,094	245,777	1,100,000	0	6,420	2,843,290
	2017	900,000	0	1,093,876	154,885	1,900,000	0	4,477	4,053,238
Corii D. Berg6 Executive Vice President and General Counsel	2019	666,346	225,000	66,380	109,794	0	0	17,738	1,085,258

*
The Company entered into new or amended employment agreements with Messrs. Feltheimer, Burns and Barge during fiscal 2017 and Mr. Goldsmith in fiscal 2019. Accordingly, the compensation for these executives reported in the table for such fiscal year was significantly higher than the compensation reported for the other fiscal years covered by the table.

**
As previously discussed, we amended our outstanding stock options and SARs effective March 23, 2018 to provide an extended period to exercise the vested awards following the holder’s retirement. For the Named Executive Officers who may meet the age and service requirements for retirement while their stock options and SARs are outstanding, the “Option Awards” amounts reported in the table for fiscal 2018 include the incremental fair value adjustment due to the modification of their outstanding stock options and SARs at March 23, 2018 to add this retirement provision in the following amounts: for Mr. Feltheimer, $2,739,337, for Mr. Burns, $882,606 and for Mr. Barge, $2,229,782.

1
In accordance with SEC rules, any portion of a Named Executive Officer’s annual bonus that the Compensation Committee determined would be paid in the form of an equity award is reported in the Summary Compensation Table as compensation for the fiscal year after the year in which the bonus was earned (i.e., compensation for the fiscal year in which the equity award was approved by the Compensation Committee). Accordingly, the fiscal 2016 bonuses for each Named Executive Officer that the Compensation Committee determined after the end of fiscal

72   Lions Gate 2019 Proxy Statement

2016 would be paid in the form of an equity award are reported as compensation for fiscal 2017. For fiscal 2017, the amount in the Non-Equity Incentive Plan compensation column includes both cash bonuses awarded to the Named Executive Officer under the Company’s annual bonus program for fiscal 2017 and cash bonuses awarded to the Named Executive Officers based on achievement of certain performance goals following the closing of the acquisition of Starz. For fiscal 2018, the amount in the Non-Equity Incentive Plan Compensation column includes cash bonuses awarded to the Named Executive Officer for that fiscal year. As explained in the Compensation Discussion and Analysis above, each Named Executive’s Officer’s bonus for fiscal 2019 was awarded partly in cash and partly in the form of equity-based awards with a one-year vesting schedule. In accordance with SEC rules, the cash portion of the bonus is reported in the Bonus column for fiscal 2019 for each executive, and the grant date fair value of the equity portion of the bonus for each executive will be reported as compensation for fiscal 2020 in next year’s annual proxy statement (as these equity awards were approved by the Compensation Committee during fiscal 2020).
2
The amounts reported in columns (e) and (f) reflect the fair value of these awards on the grant date as determined under the principles used to calculate the value of equity awards for purposes of the Company’s financial statements. Under SEC rules, the entire grant date value of these awards is reported as compensation for the Named Executive Officer for the fiscal year in which the award was granted. Accordingly, these columns include amounts for awards that have not yet vested and for which the executive may not have realized any financial benefit. For a discussion of the assumptions and methodologies used to calculate the amounts referred to above, see the discussion of stock awards and stock option awards contained in Note 13 to the Company’s Audited Consolidated Financial Statements, included as part of the Company’s 2019 Annual Report filed on Form 10-K filed with the SEC on May 23, 2019. As described in the Compensation Discussion and Analysis below under Long-Term Incentive Awards, the Compensation Committee approved certain grants of stock options and/or restricted stock units to Messrs. Barge, Berg and Goldsmith that would vest based on such Company and/or individual performance criteria determined by the Compensation Committee in consultation with Mr. Feltheimer for each of the 12-month performance periods covered by these awards (with a tranche of each award being allocated to each of the performance periods for that award). The grant date for accounting purposes for each portion of the award occurs at the end of the applicable performance period when it is determined whether the performance criteria applicable to that portion of the award have been met. Under SEC rules, the value of equity awards is reported as compensation for the fiscal year in which the grant date (as determined for accounting purposes) occurs. Accordingly, to the extent the Compensation Committee’s determined during a particular fiscal year the performance level achieved for a particular performance period under the award, the portion of the award that relates to that performance period is reported as compensation for the fiscal year in which the determination was made.

3
The following table outlines the amounts included in All Other Compensation in column (i) of the Summary Compensation table for the Named Executive Officers in fiscal 2019:

Name	Year	401(k) Contribution	Term Life Insurance Premiums	Automobile Allowance	Miscellaneous	Tax Payments for Disability Benefits	Total
			(a)		(b)
Jon Feltheimer	2019	$11,000	$1,076	$—	$152,671	$800	$165,547
Michael Burns	2019	$11,000	$1,656	$13,332	$65,864	$800	$92,652
James W. Barge	2019	$13,692	$1,656	$—	$—	$792	$16,140
Brian Goldsmith	2019	$3,079	$1,656	$—	$—	$792	$5,527
Corii D. Berg	2019	$15,556	$1,656	$—	$—	$526	$17,738

(a)
The Company is not the beneficiary of the life insurance policies, and the premiums that the Company pays are taxable as income to the applicable officer. This insurance is not split-dollar life insurance.

(b)
For Mr. Feltheimer, the amount in this column for fiscal 2019 includes $38,089 in club membership dues and $114,582 in incremental costs for the personal use of the Company-leased aircraft (net of approximately $50,700 reimbursed to the Company by Mr. Feltheimer). For Mr. Burns, the amount in this column for fiscal 2019 includes $65,864 in incremental costs for the personal use of the Company-leased aircraft (net of approximately $31,650 reimbursed to the Company by Mr. Burns). Personal use of the aircraft is valued using an incremental cost method that takes into account variable cost per flight hour, as well as other direct operating costs to the Company, including fuel costs, crew fees and travel expenses, trip-related repairs and maintenance, landing fees and other direct operating costs. Incremental costs do not include certain fixed

Lions Gate 2019 Proxy Statement   73

costs that do not change based on usage (e.g., maintenance not related to personal trips, flight crew salaries and depreciation).
4
Does not receive compensation for services as a director.

5
Represents an award of stock options to purchase an aggregate of 250,000 Class B non-voting shares made on June 7, 2018 (half of which were awarded at a 25% premium to then current stock price) that vest over a three-year period measured from the grant date.

6
Mr. Berg commenced employment with the Company on June 11, 2018 and was not a Named Executive Officer in fiscal 2017 and 2018.

Description of Employment Agreements

We have entered into employment agreements with each of the Named Executive Officers. These employment agreements are briefly described below. Provisions of these agreements relating to post-termination of employment benefits are discussed below under Potential Payments Upon Termination or Change in Control.
Jon Feltheimer	Employment Agreement:	October 11, 2016
	Title:	Chief Executive Officer
	Term Ending:	May 22, 2023
	Base Salary:	$1,500,000
Bonus:
Eligible to receive an annual performance bonus based on such performance criteria as established by the Compensation Committee, with the target of 100% of base salary. Any portion that exceeds $1,500,000 for a particular year may be paid in the form of fully vested common shares of the Company.

Other Benefits:
Eligible to participate in the Company’s usual benefit programs for executives at same level, as well as Company-provided life and disability insurance coverage, reasonable club membership dues and limited use of the Company’s private aircraft.

Michael Burns	Employment Agreement:	November 3, 2016
	Title:	Vice Chairman
	Term Ending:	October 30, 2022
	Base Salary:	$1,000,000
Bonus:
Eligible to receive an annual performance bonus based on such performance criteria established by the Compensation Committee, with the target of 75% of base salary. Any portion that exceeds $1.5 million for a particular year (and, at Mr. Burns’ election, 50% of any annual bonus awarded up $1.5 million) will be paid in the form of either an award of the Company’s common shares or an option to purchase the Company’s common shares, as determined by the Compensation Committee (any such award to be fully vested on grant and the number of shares subject to such award to be determined based on the Company’s then-current share price and, in the case of a stock option, the assumptions then used to value stock options for purposes of the Company’s financial reporting).

Other Benefits:
Eligible to participate in the Company’s usual benefit programs for executives at same level, as well as Company-provided life and disability insurance coverage, a car allowance and limited use of the Company’s private aircraft.

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James W. Barge	Employment Agreement:	December 28, 2016
	Title:	Chief Financial Officer
	Term Ending:	September 30, 2020
	Base Salary:	$1,000,000
Bonus:
Eligible for an annual incentive bonus be determined at the full discretion of the Compensation Committee in consultation with the Company’s Chief Executive Officer, with the target of 100% of base salary.

	Other Benefits:	Eligible to participate in the Company’s usual benefit programs for executives at same level.
Brian Goldsmith	Employment Agreement:	November 12, 2018
	Title:	Chief Operating Officer
	Term Ending:	September 30, 2022
	Base Salary:	$1,000,000
Bonus:
Eligible to receive an annual incentive bonus to be determined at the full discretion of the Compensation Committee in consultation with the Company’s Chief Executive Officer, with the target of 100% of base salary.

	Other Benefits:	Eligible to participate in the Company’s usual benefit programs for executives at same level.
Annual Equity Awards
Eligible to receive annual grants as to Class B non-voting shares each year from fiscal 2020 through fiscal 2023 with a grant date value of  $3,500,000, each such grant to consist 50% of time-based and performance-based stock options and 50% of time-based and performance-based restricted stock units and to have a three-year vesting period.

Corii D. Berg	Employment Agreement:	May 16, 2018
	Title:	Executive Vice President and General Counsel
	Term Ending:	June 10, 2020 (with a Company option to extend until June 10, 2021).
	Base Salary:	$825,000
Bonus:
Eligible for an annual incentive bonus to be determined at the full discretion of the Compensation Committee in consultation with the Company’s Chief Executive Officer, with the target of 50% of base salary.

	Other Benefits:	Eligible to participate in the Company’s usual benefit programs for executives at same level.
Annual Equity Awards
Eligible to receive annual grants as to Class B non-voting shares each year from fiscal 2019 through fiscal 2021 with a grant date value of 50% of Mr. Berg’s base salary, each such grant to consist 50% of time-based and performance-based stock options and 50% of time-based and performance-based restricted stock units and to have a three-year vesting period.

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Grants of Plan-Based Awards

The following table presents information regarding the incentive awards granted to the Named Executive Officers during fiscal 2019. Each of the equity-based awards was granted under the Lions Gate Entertainment Corp. 2017 Performance Incentive Plan (the “2017 Plan”), which has been approved by our shareholders. Detailed information on each equity award is presented in the narrative that follows the table.

Grants of Plan-Based Awards—Fiscal 2019

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/sh) (k)	Grant Date Fair Value of Stock and Option Awards ($)1 (l)
Name (a)	Grant Date (b)2	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Jon Feltheimer	6/7/2018	—	—	—	—	—	—	—	125,0003	23.02	914,795
	6/7/2018	—	—	—	—	—	—	—	125,0003 5	28.78	943,210
Michael Burns	6/7/2018	—	—	—	—	—	—	—	125,0003	23.02	974,317
	6/7/2018	—	—	—	—	—	—	—	125,0003 5	28.78	943,210
James W. Barge	6/7/2018	—	—	—	—	—	—	—	95,0003	23.02	739,681
	11/12/2018	—	—	—	—	106,250	—	—	—	25.22	378,369
Brian Goldsmith	6/7/2018	—	—	—	—	—	—	—	95,0003	23.02	694,092
	11/12/2018	—	—	—	—	—	—	—	157,6863 5	18.11	1,193,644
	11/12/2018	—	—	—	—	—	—	48,31635	—	—	729,572
Corii D. Berg	7/1/2018	—	—	—	—	—	—	—	13,8503	23.46	109,794
	7/1/2018	—	—	—	—	—	—	4,3963	—	—	66,380

1
The amounts reported in column (l) reflect the fair value of these awards on the grant date as determined under the principles used to calculate the value of equity awards for purposes of the Company’s financial statements. For a discussion of the assumptions and methodologies used to value the awards reported in column (l), see footnote (2) to the Summary Compensation table.

2
These awards were granted with respect to Class B non-voting shares.

3
These awards are subject to a three-year vesting schedule.

4
These awards were granted at a 125% premium to then current stock price, and subject to a three-year vesting schedule.

5
These awards vest equally on the 18-month, two-year and three-year anniversaries of the grant date.

Description of Plan-Based Awards
Each of the equity-based awards reported in the Grants of Plan-Based Awards table was granted under, and is subject to, the terms of the 2017 Plan. The 2017 Plan is administered by the Compensation Committee, which has authority to interpret the plan provisions and make all required determinations under the plan. This authority includes, subject to the provisions of the 2017 Plan, selecting participants and determining the type(s) of award(s) that they are to receive, determining the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award, accelerating or extending the vesting or exercisability or extend the term of any or all outstanding awards, making certain adjustments to an outstanding award and authorizing the conversion, succession or substitution of an award, determining the manner in which the purchase price of an award or the Company’s common shares may be paid making required proportionate adjustments to outstanding awards upon the occurrence of certain corporate events such as reorganizations, mergers and stock splits, and making provisions to ensure that any tax withholding obligations incurred in respect of awards are satisfied. Awards granted under the plan are generally only transferable to a beneficiary of a Named Executive Officer upon his death or, in certain cases, to family members for tax or estate planning purposes.
Under the terms of the 2017 Plan, a change in control of the Company does not automatically trigger vesting of the awards then outstanding under the plan. If there is a change in control, each participant’s outstanding awards granted under the plan will generally be assumed by the successor company, unless the Compensation Committee provides that the award will not be assumed and will become fully vested and, in the case of stock options, exercisable. Any stock options that become vested in connection with a change in control will generally terminate to the extent they are not exercised prior to the change in control.
76   Lions Gate 2019 Proxy Statement

As described below under Potential Payments upon Termination or Change in Control, certain equity awards granted to the Named Executive Officers are subject to accelerated vesting under the terms of their respective employment agreements in the event of a termination of their employment under certain circumstances.
Restricted Share Units
Column (i) in the table above reports awards of restricted share units that are treated as granted to the Named Executive Officers during fiscal 2019 under applicable accounting rules. Each restricted share unit represents a contractual right to receive, upon vesting of the unit, payment equal to the value of our Class A voting shares or Class B non-voting shares, as applicable. The Named Executive Officer does not have the right to vote or dispose of the restricted share units, but will be credited with additional share units under the award as dividend equivalents based on the amount of dividends (if any) paid by the Company during the term of the award on a number of shares equal to the number of outstanding and unpaid restricted share units then subject to the award. Such dividend equivalents will only be paid if and when vesting requirements applicable to the underlying share units are met.
Time-Based Units.   For Mr. Goldsmith, the 48,316 restricted share units with respect to Class B non-voting shares made in November 2018 and reported in column (i) in the table above represent a grant made in connection with his entering into a new employment agreement with the Company. This award vests equally on the 18-month, two-year and three-year anniversaries of the grant date, subject to Mr. Goldsmith’s continued employment with us through the vesting dates.
For Mr. Berg, the 4,396 restricted share units with respect to Class B non-voting shares made in July 2018 and reported in column (i) in the table above represent a grant made in connection with his entering into a new employment agreement with the Company. This award is subject to a three-year vesting schedule, subject to Mr. Berg’s continued employment with us through the vesting dates.
Performance-Based Units.   No performance-based restricted share units were granted to the Named Executive Officer in fiscal 2019.
Options
Column (j) in the table above reports awards of stock options treated as granted to the Named Executive Officers during fiscal 2019 under applicable accounting rules. Once vested, each stock option will generally remain exercisable until its normal expiration date. Stock options granted to our Named Executive Officers generally have a term of ten years. However, vested stock options may terminate earlier in connection with a change in control transaction or a termination of the Named Executive Officer’s employment. Subject to any accelerated vesting that may apply in the circumstances, the unvested portion of the stock option will immediately terminate upon a termination of the Named Executive Officer’s employment. The Named Executive Officer will generally have six months to exercise the vested portion of the stock option following a termination of employment. However, stock options held by our employees (including the Named Executive Officers) generally provide an extended period for the employee to exercise his or her vested stock options if the employee meets certain age and service requirements upon his or her retirement from employment with us. If the Named Executive Officer is terminated by us for cause, the stock option (whether or not) vested will immediately terminate. Stock options granted to our employees (including the Named Executive Officers) do not include any dividend rights.
For Messrs. Feltheimer and Burns, the options to purchase an aggregate of 250,000 Class B non-voting shares made in June 2018 (half of which were awarded at a 25% premium to then current stock price, as reflected in the table above) and reported in column (j) in the table above represent a one-time grant for achievement of fiscal 2018 annual financial, operational and individual performance objectives and the promotion of, and contribution to, achievement of the Company’s business strategy (as described in more detail in the Compensation Discussion and Analysis above). These awards are subject to a three-year vesting schedule, subject to continued employment through the vesting dates.
For Messrs. Barge and Goldsmith, the options to purchase 95,000 Class B non-voting shares made in June 2018 and reported in column (j) in the table above represent a one-time grant for achievement of fiscal 2018 annual financial, operational and individual performance objectives and the promotion of, and contribution to, achievement of the Company’s business strategy (as described in more detail in the Compensation Discussion and Analysis above). These awards are subject to a three-year vesting schedule, subject to continued employment through the vesting dates.
For Mr. Goldsmith, the options to purchase 157,686 Class B non-voting shares made in November 2018 and reported in column (j) in the table above represent a grant made in connection with his entering into a new employment agreement with the Company. This award vests equally on the 18-month, two-year and three-year anniversaries of the grant date, subject to Mr. Goldsmith’s continued employment with us through the vesting dates.
Lions Gate 2019 Proxy Statement   77

For Mr. Berg, the options to purchase 13,850 Class B non-voting shares made in July 2018 and reported in column (j) in the table above represent a grant made in connection with his entering into a new employment agreement with the Company. This award is subject to a three-year vesting schedule, subject to Mr. Berg’s continued employment with us through the vesting date.
Share Appreciation Rights
Column (g) in the table above also reports awards of performance-based SARs treated as granted to the Named Executive Officers during fiscal 2019 under applicable accounting rules. Once vested, each SAR will generally remain exercisable until its normal expiration date. SARs granted to our Named Executive Officers generally have a term of ten years. However, vested SARs may terminate earlier in connection with a change in control transaction or a termination of the Named Executive Officer’s employment. Subject to any accelerated vesting that may apply in the circumstances, the unvested portion of the SARs will immediately terminate upon a termination of the Named Executive Officer’s employment. The Named Executive Officer will generally have six months to exercise the vested portion of the SARs following a termination of employment. However, SARs held by our employees (including the Named Executive Officers) generally provide an extended period for the employee to exercise his or her vested SARs if the employee meets certain age and service requirements upon his or her retirement from employment with us. If the Named Executive Officer is terminated by us for cause, the SAR (whether or not) vested will immediately terminate. The SARs granted to our employees (including the Named Executive Officers) do not include any dividend rights.
For Mr. Barge, the grant of 106,250 SARs with respect to Class B non-voting shares made in November 2018 and reported in column (g) in the table above represents the portion of an award of SARs that vested during fiscal 2019 based on Mr. Barge’s and the Company’s performance. This grant was originally approved by the Compensation Committee in December 2016 and covers a four-year period, with one-fourth of the total award being eligible to vest based on Mr. Barge’s and the Company’s performance over a specified twelve-month period. This grant is treated as four separate annual awards for accounting purposes and, in each case, is treated as granted for accounting purposes on the date the Compensation Committee determines the level of performance achieved for the particular performance period. Accordingly, only the SARs eligible to vest during fiscal 2019 based on Mr. Barge’s and the Company’s performance are reflected in the table above.
78   Lions Gate 2019 Proxy Statement

Outstanding Equity Awards

The following table presents information regarding the outstanding equity awards held by each of the Named Executive Officers as of March 31, 2019, including the vesting dates for the portions of these awards that had not vested as of that date.

Outstanding Equity Awards at Fiscal 2019 Year-end

		Option Awards					Stock Awards
Name (a)	Securities Covered By Award	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)1 (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)1 (j)
Jon Feltheimer	LGF.A	982,674	—	—	$27.48	5/23/2023	—	—	—	—
	LGF.B	982,674	—	—	$26.57	5/23/2023	—	—	—	—
	LGF.A	614,171	—	—	$32.83	5/23/2023	—	—	—	—
	LGF.B	614,171	—	—	$31.74	5/23/2023	—	—	—	—
	LGF.A	294,802	—	—	$31.80	5/8/2020	—	—	—	—
	LGF.B	294,802	—	—	$30.74	5/8/2020	—	—	—	—
	LGF.A	—	565,0372	—	$20.37	10/11/2026	—	—	—	—
	LGF.B	—	565,0373	—	$19.69	10/11/2026	—	—	—	—
	LGF.A	—	565,0372	—	$25.46	10/11/2026	—	—	—	—
	LGF.B	—	565,0373	—	$24.61	10/11/2026	—	—	—	—
	LGF.B	—	125,0004	—	$23.02	6/7/2028	—	—	—	—
	LGF.B	—	125,0004	—	$28.78	6/7/2028	—	—	—	—
Michael Burns	LGF.A	912,483	—	—	$16.66	10/30/2022	—	—	—	—
	LGF.B	912,483	—	—	$16.10	10/30/2022	—	—	—	—
	LGF.A	294,802	—	—	$31.80	5/8/2020	—	—	—	—
	LGF.B	294,802	—	—	$30.74	5/8/2020	—	—	—	—
	LGF.A	93,354	373,4165	—	$24.59	11/3/2026	—	—	—	—
	LGF.B	93,354	373,4166	—	$23.77	11/3/2026	—	—	—	—
	LGF.A	93,354	373,4165	—	$19.68	11/3/2026	—	—	—	—
	LGF.B	93,354	373,4166	—	$19.02	11/3/2026	—	—	—	—
	LGF.B	—	125,0004	—	$23.02	6/7/2028	—	—	—	—
	LGF.B	—	125,0004	—	$28.78	6/7/2028	—	—	—	—
James W. Barge	LGF.A	169,814	—	—	$38.76	9/16/2023	—	—	—	—
	LGF.B	169,814	—	—	$37.47	9/16/2023	—	—	—	—
	LGF.A	24,566	—	—	$31.80	5/8/2020	—	—	—	—
	LGF.B	24,566	—	—	$30.74	5/8/2020	—	—	—	—
	LGF.B	425,000	212,5007	—	$25.22	12/28/2026	—	—	—	—
	LGF.B	—	—	—	—	—	50,0008	$755,000	—	—
	LGF.B	—	95,0009	—	$23.02	6/7/2028	—	—	—	—
Brian Goldsmith	LGF.A	122,833	—	—	$16.31	10/3/2022	—	—	—	—
	LGF.B	122,833	—	—	$15.77	10/3/2022	—	—	—	—
	LGF.A	24,566	—	—	$31.80	5/8/2020	—	—	—	—
	LGF.B	24,566	—	—	$30.74	5/8/2020	—	—	—	—
	LGF.A	74,620	8,29110	—	$39.16	11/13/2025	—	—	—	—
	LGF.B	74,620	8,29111	—	$37.86	11/13/2025	—	—	—	—
	LGF.A	—	—	—	—	—	4,68712	$73,305	—	—
	LGF.B	—	—	—	—	—	4,68713	$70,774	—	—
	LGF.B	—	95,0009	—	$23.02	6/7/2028	—	—	—	—
	LGF.B	—	157,68614	—	$18.11	11/12/2028	—	—	—	—
	LGF.B	—	—	—	—	—	48,31615	$729,572	—	—
Corii D. Berg	LGF.B	—	13,85016	—	$23.46	7/1/2028	—	—	—	—
	LGF.B	—	—	—	—	—	4,39617	$66,380	—	—

1
The dollar amounts shown in columns (h) and (j) are determined by multiplying either the number of Class A voting shares or units (LGF.A) or Class B non-voting shares or units (LGF.B) reported in columns (g) and (i),

Lions Gate 2019 Proxy Statement   79

respectively, by $15.64 and $15.10, respectively, the closing price of LGF.A and LGF.B on March 29, 2019 (the last trading day of fiscal 2019).
2
Represents an unvested option to purchase 565,037 Class A voting shares, which are scheduled to vest in five equal annual installments on May 22, 2019, May 22, 2020, May 22, 2021, May 22, 2022 and May 22, 2023.

3
Represents an unvested option to purchase 565,037 Class B non-voting shares, which are scheduled to vest in five equal annual installments on May 22, 2019, May 22, 2020, May 22, 2021, May 22, 2022 and May 22, 2023.

4
Represents an unvested option to purchase 125,000 Class B non-voting shares, which are scheduled to vest in three equal annual installments on June 7, 2019, June 7, 2020 and June 7, 2021.

5
Represents an unvested option to purchase 373,416 of Class A voting shares, which are scheduled to vest in four equal annual installments on October 30, 2019, October 30, 2020, October 30, 2021 and October 30, 2022.

6
Represents an unvested option to purchase 373,416 of the Class B non-voting shares, which are scheduled to vest in four equal annual installments on October 30, 2019, October 30, 2020, October 30, 2021 and October 30, 2022.

7
Represents 212,500 unvested SARs with respect to Class B non-voting shares, which are scheduled to vest in two equal annual installments on September 30, 2019 and September 30, 2020.

8
Represents 50,000 time-based Class B non-voting restricted share units, which are scheduled to vest in two equal annual installments on September 30, 2019 and September 30, 2020.

9
Represents an unvested option to purchase 95,000 Class B non-voting shares, which are scheduled to vest in three equal annual installments on June 7, 2019, June 7, 2020 and June 7, 2021.

10
Represents an unvested option to purchase 8,291 Class A voting shares which are scheduled to vest on September 30, 2019.

11
Represents an unvested option to purchase 8,291 Class B non-voting shares which are scheduled to vest on September 30, 2019.

12
Represents 4,687 time-based Class A voting restricted share units, which are scheduled to vest on September 30, 2019.

13
Represents 4,687 time-based Class B non-voting restricted share units, which are scheduled to vest on September 30, 2019.

14
Represents an unvested option to purchase 157,686 of Class B non-voting shares, which are scheduled to vest in three equal installments on March 11, 2020, September 11, 2020 and September 11, 2021.

15
Represents 48,316 time-based Class B non-voting restricted share units, which are scheduled to vest in three equal installments on March 11, 2020, September 11, 2020 and September 11, 2021.

16
Represents an unvested option to purchase 13,850 of Class B non-voting shares, which are scheduled to vest in three equal annual installments on July 1, 2019, July 1, 2020 and July 1, 2021.

17
Represents 4,396 time-based Class B non-voting restricted share units, which are scheduled to vest in three equal annual installments on July 1, 2019, July 1, 2020 and July 1, 2021.

80   Lions Gate 2019 Proxy Statement

Option Exercises and Stock Vested

The following table presents information regarding the exercise of stock options by the Named Executive Officers during fiscal 2019 and on the vesting during fiscal 2019 of other stock awards previously granted to the Named Executive Officers.

Option Exercises and Stock Vested—Fiscal 2019

		Option Awards		Stock Awards
Name (a)	Securities Covered By Award	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($)1 (e)
Jon Feltheimer	LGF.A	—	—	—	—
	LGF.B	—	—	—	—
Michael Burns	LGF.A	—	—	5,425	128,573
	LGF.B	—	—	5,425	118,916
James W. Barge	LGF.A	—	—	—	—
	LGF.B	—	—	25,000	582,500
Brian Goldsmith	LGF.A	—	—	4,687	114,316
	LGF.B	—	—	4,687	109,207
Corii D. Berg	LGF.A	—	—	—	—
	LGF.B	—	—	—	—

1
The dollar amounts shown in column (c) above for stock option awards are determined by multiplying (i) the number of our common shares to which the exercise of the stock option related, by (ii) the difference between the per-share closing price of the applicable class of our common shares on the date of exercise and the exercise price of the stock options. The dollar amounts shown in column (e) above for stock awards are determined by multiplying the number of shares or units, as applicable, that vested by the per-share closing price of the applicable class of our common shares on the vesting date.

Non-Qualified Deferred Compensation

We permit our Named Executive Officers and certain other key employees to elect to receive a portion of their compensation reported in the Summary Compensation—Fiscals 2019, 2018 and 2017 table above on a deferred basis under our Deferred Compensation Plan. Under the plan, we are also permitted to make additional discretionary contributions with respect to amounts deferred under the plan.
For cash amounts deferred under the plan, the participant may elect one or more measurement funds to be used to determine investment gains or losses to be credited to his or her account balance, including certain mutual funds. Amounts may be deferred until a specified date, retirement or other termination of service, disability or death. At the participant’s election, compensation deferred until a specified date or termination of service may be paid as a lump sum or in annual installments as specified in the plan document. If the participant’s employment terminates due to death or disability, the participant’s deferred compensation balance will be paid in a single lump sum. Emergency hardship withdrawals are also permitted under the plan.
As of the last day of fiscal 2019, none of the Named Executive Officers had deferred any amount under the plan, and the Company had not made any contributions with respect to any Named Executive Officer under the plan.
Lions Gate 2019 Proxy Statement   81

Potential Payments Upon Termination or Change in Control
The following section describes the benefits that may become payable to the Named Executive Officers in connection with a termination of their employment with us pursuant to the terms of their respective employment agreements with the Company. In addition to the benefits described below, outstanding equity-based awards held by the Named Executive Officers may also be subject to accelerated vesting in connection with a change in control of the Company under the terms of our equity incentive plans if the awards are not assumed or otherwise continued upon the transaction, as noted under Grants of Plan-Based Awards above. None of the Named Executive Officers are entitled to any reimbursement or gross-up payment for any excise taxes imposed under Section 280G of the U.S. Internal Revenue Code of 1986. The Named Executive Officers also do not have a right to voluntarily terminate employment (other than for “good reason” in certain cases) following a change in control and receive severance and are not entitled to any “single-trigger” vesting of equity awards or other benefits upon a change in control unless the executive’s employment terminates in the circumstances described below. In each case, the Named Executive Officer’s right to receive the severance benefits described below in connection with a termination of the executive’s employment (other than as a result of death or disability) is subject to his execution of a release of claims in favor of the Company.
Jon Feltheimer	Severance Benefits—Termination of Employment. In the event Mr. Feltheimer’s employment is terminated by the Company “without cause” or by him for “good reason” (as such terms are defined in Mr. Feltheimer’s employment agreement), Mr. Feltheimer would be entitled to a lump sum cash severance payment equal to the present value of his remaining base salary through May 22, 2023, as well as Company payment of his premiums for continued health coverage for up to six months following his termination and his premiums for continued life and disability insurance through May 22, 2023. In addition, Mr. Feltheimer would be entitled to a prorated amount of the annual bonus that Mr. Feltheimer would have otherwise received for the fiscal year in which his termination occurs, and Mr. Feltheimer’s equity awards granted by the Company pursuant to his employment agreement (including the amendment to his employment agreement), to the extent then outstanding and unvested, would become fully vested upon his termination.
Severance Benefits—Termination of Employment in Connection with Change in Control.
If Mr. Feltheimer’s employment is terminated by the Company “without cause” or by him for “good reason” and such termination occurs on or within 12 months following a change in control of the Company (as such terms are defined in Mr. Feltheimer’s employment), Mr. Feltheimer would be entitled to the severance benefits described above, except that his lump sum cash severance would be the greater of the present value of his remaining base salary through May 22, 2023 or $6.0 million, and his prorated annual bonus amount for the fiscal year in which his termination occurs will be the greater of his target annual bonus or the bonus that Mr. Feltheimer would have otherwise received for such fiscal year.
Severance Benefits—Death or Disability. In the event Mr. Feltheimer’s employment with the Company terminates due to his death or “disability” (as such term is defined in Mr. Feltheimer’s employment agreement), the equity awards granted by the Company pursuant to Mr. Feltheimer’s employment agreement (including the amendment to the employment agreement), to the extent then outstanding and unvested, would become fully vested as of the date of such termination. In addition, in the event Mr. Feltheimer’s employment with the Company terminates due to his disability, the Company will continue to pay the premiums for his continued life and disability insurance through May 22, 2023.
82   Lions Gate 2019 Proxy Statement

Michael Burns	Severance Benefits—Termination of Employment. In the event Mr. Burns’ employment is terminated by the Company “without cause” or by him for “good reason” (as such terms are defined in Mr. Burns’ employment agreement), Mr. Burns would be entitled to a lump sum cash severance payment equal to the present value of his remaining base salary through October 30, 2022, as well as Company payment of his premiums for continued health coverage for up to six months following his termination and continued payment of his quarterly share grants through November 2, 2017. In addition, Mr. Burns’ equity awards granted by the Company pursuant to his employment agreement (including the amendment to his employment agreement), to the extent then outstanding and unvested, would become fully vested upon his termination.
Severance Benefits—Termination of Employment in Connection with Change in Control.
If Mr. Burns’ employment is terminated by the Company “without cause” or by him for “good reason” and such termination occurs on or within 12 months following a change in control of the Company (as such terms are defined in Mr. Burns’ employment agreement), Mr. Burns would be entitled to the severance benefits described above, except that his lump sum cash severance would be the greater of the present value of his remaining base salary through October 30, 2022 or $3.5 million.
Severance Benefits—Death or Disability. In the event Mr. Burns’ employment with the Company terminates due to his death or “disability” (as such term is defined in Mr. Burns’ employment agreement), his equity awards granted by the Company pursuant to Mr. Burns’ employment agreement (including the amendment to his employment agreement), to the extent then outstanding and unvested, would become fully vested as of the date of such termination.

James W. Barge	Severance Benefits—Termination of Employment. In the event that Mr. Barge’s employment is terminated by the Company “without cause” (as such term is defined in Mr. Barge’s employment agreement), Mr. Barge will be entitled to a lump sum severance payment equal to 50% of his remaining base salary through September 30, 2020, but in no event less than the greater of 12 months of his base salary or the amount he would receive under the Company’s severance policy for non-contract employees that is in effect at the time of termination (the “severance policy”), a prorated amount of the bonus that Mr. Barge would have received for the fiscal year in which his termination occurs and payment of his COBRA premiums for up to six months. In addition, Mr. Barge’s equity awards granted by the Company pursuant to his employment agreement (and any other equity awards granted to Mr. Barge by the Company prior to or during the term of the employment agreement), to the extent then outstanding and unvested, would become fully vested upon his termination.
Severance Benefits—Termination of Employment in Connection with Change in Control. In the event that Mr. Barge’s employment is terminated by the Company “without cause” or by him for “good reason” and such termination occurs on or within 12 months following a change in control or a “change in management” of the Company (as such terms are defined in Mr. Barge’s employment agreement), Mr. Barge would be entitled to the severance benefits described above, except that his lump sum cash severance payment would be equal to 100% of his remaining base salary through September 30, 2020 (but in no event less than the greater of 12 months of his base salary (or $2,500,000 in the case of such a termination following a change in control) or the amount he would receive under the severance policy).
Severance Benefits—Death or Disability. In the event Mr. Barge’s employment is terminated due to his death or “disability” (as such term is defined in Mr. Barge’s employment agreement), Mr. Barge will be entitled to receive a prorated bonus for the fiscal year in which his termination occurs and payment of his COBRA premiums for up to six months. In addition, Mr. Barge’s equity awards granted by the Company pursuant to his employment agreement (and any other equity awards granted to Mr. Barge by the Company prior to or during the term of the employment agreement), to the extent then outstanding and unvested, would become fully vested.

Lions Gate 2019 Proxy Statement   83

Brian Goldsmith	Severance Benefits—Termination of Employment. In the event Mr. Goldsmith’s employment is terminated by the Company “without cause” (as such term is defined in Mr. Goldsmith’s employment agreement), Mr. Goldsmith will be entitled to a lump sum severance payment equal to 50% of his remaining base salary through September 30, 2022, but in no event less than the greater of either 15 months’ base salary or the amount Mr. Goldsmith would receive under the Company’s severance policy, a prorated annual bonus for the fiscal year in which his termination occurs, and payment of COBRA premiums for up to 12 months. Additionally, in the event Mr. Goldsmith’s employment is terminated by the Company “without cause” or if Mr. Goldsmith resigns for “good reason” within 12 months following a “change in management” (as such terms are defined in Mr. Goldsmith’s employment agreement), (i) any portion of his equity awards (to the extent such awards have been granted prior to his termination and are then outstanding) that are scheduled to vest within 12 months following his termination date and prior to the expiration of the term of the employment agreement will accelerate and become fully vested, and (ii) 50% percent of any portion of his equity grants (to the extent such awards have been granted prior to his termination and are then outstanding) that are scheduled to vest more than 12 months and less than 24 months following his termination date and prior to the expiration of the term of the employment agreement will accelerate and become fully vested.
Severance Benefits—Termination of Employment in Connection with Change in Control. In the event Mr. Goldsmith’s employment is terminated by the Company “without cause” or by him for “good reason” within twelve (12) months following the date of a change in control or a “change in management” (as such terms are defined in Mr. Goldsmith’s employment agreement), Mr. Goldsmith would be entitled to a lump sum severance payment equal to 100% of his remaining base salary through September 30, 2022 (but not less than the greater of either 18 months of his base salary or the amount Mr. Goldsmith would receive under the Company’s severance policy), as well as a prorated annual bonus for the fiscal year in which his termination occurs, and payment of COBRA premiums for up to 12 months. Additionally, if such termination occurs within 12 months following a change in control (but not a change in management), (a) any portion of Mr. Goldsmith’s equity grants (to the extent such awards have been granted prior to his termination and are then outstanding) that are scheduled to vest prior to the expiration of the term of the employment agreement will accelerate and be fully vested on his termination date and (b) Mr. Goldsmith will be entitled to receive a payment equal to 50% of the value of the portion of each annual equity award grant contemplated by his employment agreement (as referred to above under Description of Employment Agreements) that (i) has not previously been granted and is otherwise scheduled to be granted after his termination date, and (ii) is scheduled to vest on or before the last day of the term of the employment agreement, with the value of each annual grant for these purposes to be based on the grant date value of the award specified in the employment agreement and such payment to be made in cash or, at the Company’s election, in Class B common shares.
Severance Benefits—Death or Disability. In the event Mr. Goldsmith’s employment is terminated due to his death or disability (as described in Mr. Goldsmith’s employment agreement), Mr. Goldsmith (or his estate) would be entitled to a prorated annual bonus for the fiscal year in which his termination occurs, and any portion of his equity grants (to the extent such awards have been granted prior to his termination and are then outstanding) that are scheduled to vest within 24 months following his termination date and prior to the expiration of the term of the employment agreement will accelerate and be fully vested on his termination date.
84   Lions Gate 2019 Proxy Statement

Corii D. Berg	Severance Benefits—Termination of Employment. In the event that Mr. Berg’s employment is terminated by the Company “without cause” (as such term is defined in Mr. Berg’s employment agreement), Mr. Berg will be entitled to a lump sum severance payment equal to 50% of his remaining base salary through June 10, 2020 (but not less than 9 months of his base salary), a prorated amount of the bonus that Mr. Berg would have received for the fiscal year in which his termination occurs and payment of his COBRA premiums for up to 12 months. In addition, any portion of Mr. Berg’s equity awards granted pursuant to his employment agreement (to the extent such awards have been granted prior to his termination and are then outstanding) that are scheduled to vest within 12 months following his termination date and prior to the expiration of the term of the employment agreement will accelerate and become fully vested. Mr. Berg’s right to receive the severance payments described above would be subject to his execution of a release of claims in favor of the Company.
Severance Benefits—Termination of Employment in Connection with Change in Control. In the event Mr. Berg’s employment is terminated by the Company “without cause” within nine (9) months following the date of a change of control, Mr. Berg shall be entitled to receive: a severance payment equal to fifty percent (50%) of his remaining base salary through June 10, 2020 (but not less than twelve (12) months of his base salary). Mr. Berg shall also be entitled to receive a prorated amount of the bonus that Mr. Berg would have received for the fiscal year in which his termination occurs and payment of his COBRA premiums for twelve (12) months. Additionally, if such termination occurs, (a) any portion of Mr. Berg’s equity grants granted pursuant to his employment agreement that are scheduled to vest within the period of twelve (12) months following the date of his termination (to the extent such awards have been granted and not yet vested on Mr. Berg’s termination date and are scheduled to vest on or prior to the term of the employment agreement) will accelerate and be fully vested on his termination date, and (b) Mr. Berg will entitled to receive a payment equal to 75% of the value of the portion of each annual equity award grant contemplated by his employment agreement (as referred to above under Description of Employment Agreements) that (i) has not previously been granted and is otherwise scheduled to be granted after his termination date, and (ii) is scheduled to vest on or before the last day of the term of the employment agreement, with the value of each annual grant for these purposes to be based on the grant date value of the award specified in the employment agreement and such payment to be made in cash or, at the Company’s election, in Class B non-voting shares.
Severance Benefits—Death or Disability. In the event Mr. Berg’s employment is terminated due to his death or disability (as described in Mr. Berg’s employment agreement), Mr. Berg (or his estate) would be entitled to a prorated annual bonus for the fiscal year in which his termination occurs, and any portion of Mr. Berg’s equity granted pursuant to his employment agreement (to the extent such awards have been granted prior to his termination and are then outstanding) that are scheduled to vest within 24 months following his termination date and prior to the expiration of the term of the employment agreement will accelerate and be fully vested on his termination date.
Lions Gate 2019 Proxy Statement   85

Estimated Severance and Change in Control Benefits

Severance Benefits.   The following chart presents our estimate of the amount of the dollar value of the benefits each of the Named Executive Officers would have been entitled to have, had his employment terminated under the circumstances described above (other than in connection with a change in control of the Company) on March 31, 2019 (with the value of equity awards calculated based on the $15.64 and $15.10 closing prices of LGF.A and LGF.B, respectively, on March 29, 2019, the last trading day of fiscal 2019).
	Termination by the Company Without Cause1
Name	Cash Severance	Equity Acceleration2	COBRA Premium	Total
Jon Feltheimer	$5,564,102	$0	$273,0843	$5,837,186
Michael Burns	$3,248,059	$0	$16,305	$3,264,364
James W. Barge	$1,000,000	$755,000	$16,305	$1,771,305
Brian Goldsmith	$1,750,685	$1,738,197	$32,611	$3,521,493
Corii D. Berg	$637,500	$44,263	$32,611	$714,374

1
As described above, Messrs. Feltheimer and Burns would also be entitled to these benefits pursuant to their respective employment agreements if their employment is terminated by the executive for good reason.

2
These columns report the intrinsic value of the unvested portions of each executive’s awards that would accelerate in the circumstances. For stock options and SARs, this value is calculated by multiplying the amount (if any) by which the closing price of the applicable class of our common shares on the last trading day of the fiscal year exceeds the exercise price or base price of the award by the number of shares subject to the accelerated portion of the award. No value is included in the table for stock options and SARs with a per-share exercise price that is greater than or equal to the closing price of the applicable class of our shares on the last trading day of the fiscal year. For restricted share unit awards, this value is calculated by multiplying the closing price of the applicable class of our common shares on the last trading day of the fiscal year by the number of units subject to the accelerated portion of the award.

3
Includes $16,305 for payment of COBRA premiums and $256,779 for payment of continued life and disability insurance premiums.

	Termination Due to Executive’s Death or Disability
Name	Equity Acceleration1	COBRA Premium	Total
Jon Feltheimer	$0	$273,0842	$273,084
Michael Burns	$0	$16,305	$16,305
James W. Barge	$755,0003	$16,305	$771,305
Brian Goldsmith	$1,981,3773	$32,611	$2,013,988
Corii D. Berg	$44,2633	$34,611	$78,874

1
See note (2) to the table above for the valuation of these benefits.

2
Includes $16,305 for payment of COBRA premiums for a termination due to executive’s death or disability, and $256,779 for payment of continued life and disability insurance premiums for a termination due to executive’s disability.

3
Equity acceleration only applies to a termination due to executive’s death.

86   Lions Gate 2019 Proxy Statement

Change in Control Severance Benefits.   The following chart presents our estimate of the dollar value of the amount of the benefits to which each of the Named Executive Officers would have been entitled to receive had a change in control of the Company, or, in the case of Messrs. Barge and Goldsmith, a change in management of the Company, occurred on March 31, 2019 and the executive’s employment with us had terminated by the Company without cause or by the executive for good reason as described above on such date.
Name	Cash Severance	Equity Acceleration1	COBRA Premium	Total
Jon Feltheimer	$6,000,000	$0	$273,0842	$6,273,084
Michael Burns	$3,500,000	$0	$16,305	$3,516,305
James W. Barge	$2,500,000	$755,000	$16,305	$3,271,305
Brian Goldsmith	$3,501,370	$5,967,7533	$32,611	$9,501,734
Corii D. Berg	$825,000	$44,263	$32,611	$901,874

1
See note (2) to the Termination by the Company without Cause table above for the valuation of these benefits. For Mr. Goldsmith, the amount reported in this column includes $3,500,000 that would be payable in connection with such a termination of his employment in respect of annual award grants for fiscal years after fiscal 2019 as contemplated by his employment agreement and described above. For purposes of this presentation, we have assumed that outstanding equity awards will be assumed by the acquirer or otherwise continue following a change in control and would vest if the executive’s employment had terminated in the circumstances described above. If the awards were not assumed or otherwise continued following a change in control transaction (that is, the awards were to be terminated in connection with the transaction), they would generally accelerate and become fully vested pursuant to our equity incentive plans in connection with the transaction regardless of whether the executive’s employment terminated. In these cases, the value of the accelerated equity award vesting would be the same as set forth above for each executive under Equity Acceleration (other than the amount included in this column for Mr. Goldsmith in respect of annual award grants for fiscal years after fiscal 2019, which would be payable to him only upon a termination of his employment in the circumstances described above)

2
Includes $16,305 for payment of COBRA premiums and $256,779 for payment of continued life and disability insurance premiums.

3
In the case of a termination of Mr. Goldsmith’s employment without cause or for good reason following a “change in management” as described above, the equity acceleration value would be $1,738,197.

Lions Gate 2019 Proxy Statement   87

Pay Ratio Disclosure

Pursuant to the Securities Exchange Act of 1934, as amended, we are required to disclose in this proxy statement the ratio of the total annual compensation of our Chief Executive Officer to the median of the total annual compensation of all of our employees (excluding our Chief Executive Officer). Based on SEC rules for this disclosure and applying the methodology described below, we have determined that our Chief Executive Officer’s total compensation for fiscal 2019 was $6,615,219, and the median of the total compensation of all of our employees (excluding our Chief Executive Officer) for fiscal 2019 was $117,628. Accordingly, we estimate the ratio of our Chief Executive Officer’s total compensation for fiscal 2019 to the median of the total compensation of all of our employees (excluding our Chief Executive Officer) for fiscal 2019 to be 56.2 to 1.
We selected March 31, 2019, which is a date within the last three months of fiscal 2019, as the date we would use to identify our median employee. To find the median of the annual total compensation of all our employees (excluding our Chief Executive Officer), we used the amount of each employee’s total cash compensation (i.e., base salary, wages, overtime and bonus) from our payroll records. In making this determination, we did not annualize compensation for those employees who did not work for the Company for the entire fiscal year. We also did not make any cost-of-living adjustments in identifying the median employee. We believe total cash compensation for all employees is an appropriate measure because total cash compensation data is readily available and the Company considers this a reasonable measure of employees’ overall compensation.
As of March 31, 2019, we had a total of 1,482 employees, of whom 1,380 were based in the U.S. and 102 were based outside of the U.S. In making the determination of the median employee, we did not include four employees based in Canada, two employees based in China, nine employees based in India, two employees based in Luxembourg and four employees based in Hong Kong, in accordance with SEC rules permitting exclusion of a de minimis number of non-U.S. employees (so that all U.S.-based employees and 81 employees based outside of the U.S. were included in this determination).
This pay ratio is an estimate calculated in a manner consistent with SEC rules based on the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
88   Lions Gate 2019 Proxy Statement

Security Ownership of Certain Beneficial Owners
The following table presents certain information about beneficial ownership of our Class A voting shares and Class B non-voting shares as of July 22, 2019 (unless otherwise indicated) by each person (or group of affiliated persons) who is known by us to own beneficially more than 5% of the outstanding shares of any class of our common stock. All of such information is based on publicly available filings. The security ownership information is given as of July 22, 2019 and, in the case of percentage ownership information, is based upon 82,650,146 Class A voting shares and 135,050,084 Class B non-voting shares, in each case, outstanding on that date. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and dispositive power with respect to all shares shown as beneficially owned by them, subject to community property laws, where applicable.
	Class A Voting Shares		Class B Non-Voting Shares
Beneficial Owner1	Number of Shares	% of Class2	Number of Shares	% of Class2
Mark H. Rachesky, M.D.3	15,926,617	19.3%	15,147,192	11.2%
Vanguard Group, Inc.4	5,221,836	6.3%	9,354,338	6.9%
FMR LLC5	2,981,824	3.6%	8,363,040	6.2%
Shapiro Capital Management LLC6	0	0%	14,441,085	10.7%

1
The addresses for the listed beneficial owners are as follows: Mark H. Rachesky, M.D. c/o MHR Fund Management, 1345 Avenue of the Americas, 42nd Floor, New York, NY 10105; Vanguard Group, Inc., PO Box 2600, V26, Valley Forge PA 19482-2600; FMR, LLC, 245 Summer Street, Boston, Massachusetts 02210; and Shapiro Capital Management LLC, 3060 Peachtree Road NW, Suite 1555, Atlanta, GA 30305.

2
The percentage of total common shares beneficially owned by each person (or group of affiliated persons) is calculated by dividing: (1) the number of common shares deemed to be beneficially held by such person (or group of affiliated persons) as of July 22, 2019 (unless otherwise indicated), as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by (2) the sum of (A) 82,650,146 or 135,050,084 which are the number of Class A voting shares and Class B non-voting shares outstanding as of July 22, 2019, respectively; plus (B) the number of common shares issuable upon the exercise of stock options and other derivative securities, if any, exercisable as of July 22, 2019 or within 60 days thereafter, held by such person (or group of affiliated persons) (i.e., September 19, 2019).

3
The information is based solely on the information in a Form 4 filed with the SEC on April 3, 2019 by Dr. Rachesky. According to the information in the Form 4: MHR Capital Partners Master Account LP has sole voting and dispositive power over 1,377,775 Class A voting shares and 698,383 Class B non-voting shares; MHR Capital Partners (100) LP has sole voting and dispositive power over 193,816 Class A voting shares and 93,308 Class B non-voting shares; MHR Advisors LLC and MHRC, LLC each has sole voting and dispositive power over 1,571,591Class A voting shares and 791,691 Class B non-voting shares; MHR Institutional Partners II LP has sole voting and dispositive power over 693,137 Class A voting shares and 693,137 Class B non-voting shares; MHR Institutional Partners IIA LP has sole voting and dispositive power over 1,746,221 Class A voting shares and 1,746,221 Class B non-voting shares; MHR Institutional Advisors II LLC and MHRC II LLC each has sole voting and dispositive power over 2,439,358 Class A voting shares and 2,439,358 Class B non-voting shares; MHR Institutional Advisors III LLC and MHR Institutional Partners III LP each have sole voting and dispositive power over 11,874,473 Class A voting shares and 11,874,473 Class B non-voting shares; MHR Fund Management LLC, MHR Holdings LLC and Dr. Rachesky each has sole voting and dispositive power over 15,924,952 Class A voting shares and 15,145,444 Class B non-voting shares. Includes 1,054 Class A voting restricted share units and 1,085 Class B non-voting restricted share units that will vest on or before September 19, 2019. See also Proposal 1—Election of Directors—Investor, Voting and Standstill Agreements.

4
The information is based solely on a Schedule 13F-HR filed with the SEC on May 15, 2019 by Vanguard Group Inc.

5
The information is based solely on a Schedule 13F-HR filed with the SEC on May 13, 2019 by FMR, LLC.

6
The information is based solely on a Schedule 13F-HR filed with the SEC on May 15, 2019 by Shapiro Capital Management LLC.

Lions Gate 2019 Proxy Statement   89

Security Ownership of Management
The table below presents certain information about beneficial ownership of our Class A voting shares and Class B non-voting shares as of July 22, 2019 (unless otherwise indicated) by (i) each current director, nominee for director and current Named Executive Officers and (ii) all current directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and dispositive power with respect to all shares shown as beneficially owned by them, subject to community property laws, where applicable.
	Class A Voting Shares		Class B Non-Voting Shares
	Number of Shares1	% of Class2	Number of Shares1	% of Class2
James W. Barge3	231,662	*	736,564	*
Corii D. Berg4	0	*	11,151	*
Michael Burns5	2,431,739	2.9%	2,564,194	1.9%
Gordon Crawford6	248,509	*	208,738	*
Arthur Evrensel6	24,522	*	24,670	*
Jon Feltheimer7	2,796,987	3.3%	2,872,685	2.1%
Emily Fine6	6,488	*	6,725	*
Michael T. Fries	0	*	0	*
Brian Goldsmith8	294,875	*	324,133	*
Sir Lucian Grainge	1,221	*	1,221	*
Susan McCaw9	5,865	*	904	*
Mark H. Rachesky, M.D.10	15,926,617	19.3%	15,147,192	11.2%
Daniel Sanchez9	849	*	525	*
Daryl Simm6	39,594	*	39,746	*
Hardwick Simmons6	47,856	*	48,013	*
David M. Zaslav	0	*	0	*
All current executive officers and directors and director nominees, as a group (16 persons)	22,056,784	25.5%	21,986,461	15.7%

*
Less than 1%

1
Pursuant to Rule 13d-3(d)(1) of the Exchange Act, amount includes vested restricted share units, and restricted share units vesting and stock options and share appreciation rights exercisable, within 60 days of July 22, 2019 (i.e., September 20, 2019).

2
The percentage of total common shares beneficially owned by each person (or group of affiliated persons) is calculated by dividing: (1) the number of common shares deemed to be beneficially held by such person (or group of affiliated persons) as of July 22, 2019 (unless otherwise indicated), as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by (2) the sum of (A) 82,650,146 or 135,050,084 which are the number of Class A voting shares and Class B non-voting shares outstanding as of July 22, 2019, respectively; plus (B) the number of common shares issuable upon the exercise of stock options and other derivative securities, if any, exercisable as of July 22, 2019 or within 60 days thereafter, held by such person (or group of affiliated persons) (i.e., September 20, 2019).

3
Includes 194,380 Class A voting shares and 651,047 Class B non-voting shares subject to stock options/SARs that are currently exercisable.

4
Includes 9,234 Class B non-voting shares subject to stock options that are currently exercisable.

5
Includes 1,393,993 Class A voting shares and 1,477,326 Class B non-voting shares subject to stock options that are currently exercisable.

6
Includes 1,054 Class A voting restricted share units and 1,085 Class B non-voting restricted share units that will vest on or before September 20, 2019.

7
Includes 2,117,662 Class A voting shares and 2,200,995 Class B non-voting shares subject to stock options that are currently exercisable.

8
Includes 222,019 Class A voting shares and 253,686 Class B non-voting shares subject to stock options that are currently exercisable.

90   Lions Gate 2019 Proxy Statement

9
Includes 372 Class A voting restricted share units and 391 Class B non-voting restricted share units that will vest on or before September 20, 2019.

10
The information is based solely on the information in a Form 4 filed with the SEC on April 3, 2019 by Dr. Rachesky. According to the information in the Form 4: MHR Capital Partners Master Account LP has sole voting and dispositive power over 1,377,775 Class A voting shares and 698,383 Class B non-voting shares; MHR Capital Partners (100) LP has sole voting and dispositive power over 193,816 Class A voting shares and 93,308 Class B non-voting shares; MHR Advisors LLC and MHRC, LLC each has sole voting and dispositive power over 1,571,591Class A voting shares and 791,691 Class B non-voting shares; MHR Institutional Partners II LP has sole voting and dispositive power over 693,137 Class A voting shares and 693,137 Class B non-voting shares; MHR Institutional Partners IIA LP has sole voting and dispositive power over 1,746,221 Class A voting shares and 1,746,221 Class B non-voting shares; MHR Institutional Advisors II LLC and MHRC II LLC each has sole voting and dispositive power over 2,439,358 Class A voting shares and 2,439,358 Class B non-voting shares; MHR Institutional Advisors III LLC and MHR Institutional Partners III LP each have sole voting and dispositive power over 11,874,473 Class A voting shares and 11,874,473 Class B non-voting shares; MHR Fund Management LLC, MHR Holdings LLC and Dr. Rachesky each has sole voting and dispositive power over 15,924,952 Class A voting shares and 15,145,444 Class B non-voting shares. Includes 1,054 Class A voting restricted share units and 1,085 Class B non-voting restricted share units that will vest on or before September 20, 2019. See also Proposal 1—Election of Directors—Investor, Voting and Standstill Agreements.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. These persons are required by the Exchange Act to furnish us with copies of all Section 16(a) forms they file. As an administrative matter, we assist our executive officers and directors by monitoring transactions and filing Section 16 reports on their behalf. Based solely on a review of the copies of such forms we received, or written representations from certain reporting persons that no forms were required for those persons, we believe that during fiscal 2019, our executive officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements, other than the following: (i) a Form 4 filing for Mr. Berg reflecting a July 1, 2018 award of restricted share units and stock options equity vesting over three years (as per the terms of a new employment agreement) was inadvertently not filed until July 12, 2018; and (ii) a Form 4 filing for Mr. Sanchez reflecting the sale of common shares made for tax purposes on April 4, 2019 was inadvertently not filed until July 11, 2019 (which form also corrected Mr. Sanchez’s ownership of the Company’s common shares).
Report of the Audit & Risk Committee
The following Report of the Audit & Risk Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate the report by reference in that filing.
The members of the Audit & Risk Committee are all Non-Employee Directors. In addition, the Board has determined that each meets the current NYSE and SEC independence requirements. The full text of our current Audit & Risk Committee charter is available in the Corporate/Governance/Governance Documents section on our website at www.lionsgate.com or may be obtained in print, without charge, by any shareholder upon request to our Corporate Secretary.
The Audit & Risk Committee assists the Board in overseeing, among other things, (a) the integrity of the Company’s financial statements, (b) the Company’s exposure to risk and the Company’s compliance with legal and regulatory requirements, (c) the independent auditor’s qualifications and independence, (d) the performance of the Company’s internal audit function and independent auditors (e) review of the Company’s risk assessment and risk management and discussion of risks as they relate to its review of the Company’s financial statements and (f) preparing the reports required by applicable SEC and Canadian securities commissions’ disclosure rules.
The Audit & Risk Committee also recommends to the shareholders the selection of independent auditors. Management and our independent auditors are responsible for planning or conducting audits. Our management is responsible for determining that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles and for assuring compliance with applicable laws and regulations and our business conduct guidelines.
Lions Gate 2019 Proxy Statement   91

The Audit & Risk Committee is also directly responsible for the appointment, compensation (including approval of the audit fee), retention and oversight of the independent registered public accounting firm that audits our financial statements and our internal control over financial reporting. The committee selected Ernst & Young LLP as our independent auditor for fiscal 2019. Ernst & Young LLP has served as our independent auditor since August 2001.
In performing its oversight function, the Audit & Risk Committee reviewed and discussed our fiscal year ended March 31, 2019 audited consolidated financial statements with management and the independent auditors. The Audit & Risk Committee also discussed with our independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, which relates to the conduct of our audit, including our auditors’ judgment about the quality of the accounting principles applied in our fiscal 2019 audited consolidated financial statements. The Audit & Risk Committee received the written disclosures and the letter from our independent auditors required by the applicable requirements of the PCAOB regarding the independent auditor’s communication with the Audit & Risk Committee concerning independence, and has discussed with our auditors their independence from management and us. When considering the independent auditors’ independence, we considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the consolidated financial statements was compatible with maintaining their independence. We also reviewed, among other things, the amount of fees paid to the independent auditors for non-audit services.
The Audit & Risk Committee meets with our independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. The Audit & Risk Committee held four meetings during fiscal 2019 (in person or via teleconference).
Based upon the review and discussions described in this report, the Audit & Risk Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2019 for filing with the SEC.
The Audit & Risk Committee also recommends to the shareholders the re-appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2020.
The Audit & Risk Committee of the Board of Directors
Hardwick Simmons (Chairman)
Emily Fine
Daniel Sanchez
92   Lions Gate 2019 Proxy Statement

Statement of Corporate Governance Practices
National Instrument 58-101 Disclosure of Corporate Governance Practices (“NI 58-101”) adopted by the Canadian Securities Administrators requires us to disclose, on an annual basis, our approach to corporate governance. The Canadian Securities Administrators has also adopted National Policy 58-201 Corporate Governance Guidelines which includes recommendations on such matters as the constitution and independence of corporate boards, their functions, the effectiveness and education of board members, and other items dealing with sound corporate governance. The Board and senior management consider good corporate governance to be central to our effective and efficient operation. Set out below is a description of certain of our corporate governance practices, as required by NI 58-101.

Board of Directors

NI 58-101 defines “independence” of directors and requires disclosure as to whether a board of directors is composed primarily of independent directors. An “independent director” generally is one who is independent of management and is free from any interest and any other business or other material relationship with the Company which could, or could reasonably be expected to, interfere with the exercise of the director’s independent judgment.
The Board currently has 13 members. As of the date of this proxy statement, 11 directors are independent and two directors are non-independent as senior management of the Company. As permitted by Canadian law, the Board resolved to set the number of directors at 13 until the Company’s next annual meeting of shareholders. A majority of the members of the Board are independent. In addition, the Board undertakes an annual review of the independence of all Non-Employee Directors.
The Board is currently made up of the following directors:
Michael Burns	Non-Independent as Vice Chairman
Gordon Crawford	Independent
Arthur Evrensel	Independent
Jon Feltheimer	Non-Independent as Chief Executive Officer
Emily Fine	Independent
Michael T. Fries	Independent
Sir Lucian Grainge	Independent
Susan McCaw	Independent
Mark H. Rachesky, M.D.	Independent
Daniel Sanchez	Independent
Daryl Simm	Independent
Hardwick Simmons	Independent
David M. Zaslav	Independent
Lions Gate 2019 Proxy Statement   93

The Board held a total of five meetings in fiscal 2019. Additionally, the independent members of the Board held a total of five sessions in fiscal 2019 at which non-independent directors and members of management were not in attendance. The attendance, in person or via teleconference, of the current directors at such meetings was as follows:
Director	Board Meetings Attended	Independent Board Sessions Attended
Michael Burns	5/5	—
Gordon Crawford	4/5	5/5
Arthur Evrensel	5/5	5/5
Jon Feltheimer	5/5	—
Emily Fine	5/5	5/5
Michael T. Fries	5/5	5/5
Sir Lucian Grainge	4/5	4/5
Susan McCaw*	3/5	3/5
Mark H. Rachesky, M.D.	5/5	5/5
Daniel Sanchez*	3/5	3/5
Daryl Simm	5/5	5/5
Hardwick Simmons	5/5	5/5
David M. Zaslav	5/5	5/5

*
Joined the Board in September 2018; includes 100% attendance.

The following directors or director nominees serve on the board of directors of other Canadian and U.S. public companies listed below.
Director	Public Company Board Membership
Michael Burns	Hasbro, Inc.
Gordon Crawford	None
Arthur Evrensel	None
Jon Feltheimer	Grupo Televisa, S.A.B.
Emily Fine	None
Michael T. Fries	Grupo Televisa, S.A.B., Liberty Global, plc, Liberty Latin America Ltd.
Sir Lucian Grainge	None
Susan McCaw	None
Mark H. Rachesky, M.D.	Emisphere Technologies, Inc., Loral Space & Communications Inc., Navistar International Corporation, Titan International, Inc.
Daniel Sanchez	Discovery, Inc.
Daryl Simm	None
Hardwick Simmons	None
David M. Zaslav	Discovery, Inc., Grupo Televisa, S.A.B., Sirius XM Holdings Inc.

Board Mandate

Under the Corporate Governance Guidelines established by the Board, which includes the Board’s mandate, the Board has overall responsibility to review and regularly monitor the effectiveness of our fundamental operating, financial and other business plans, policies and decisions, including the execution of its strategies and objectives. Generally, the Board seeks to enhance shareholder value over the long term. The full text of our Corporate Governance Guidelines is available on our website at http://investors.lionsgate.com/governance/governance-documents, or may be obtained in print, without charge, by any shareholder upon request to our Corporate Secretary, at either of our principal executive offices.
94   Lions Gate 2019 Proxy Statement

Position Descriptions

To date, we have not developed position descriptions for the Chairman positions, the chair positions of each board committee or the Chief Executive Officer. The Board determines the appropriate roles for such positions from time-to-time as serves the best interests of the Company. With respect to the Chief Executive Officer, the Board currently sets our annual objectives that become the objectives against which the Chief Executive Officer’s performance is measured.

Orientation and Continuing Education

The Nominating and Corporate Governance Committee, with the assistance of senior management, is responsible for overseeing and making recommendations to the Board regarding the orientation of new directors and a continuing education program for existing directors. Currently, the Board has an informal process for the orientation of new directors regarding the role of the Board, its committees and its directors and the nature of operation of the business. New directors meet with senior management and incumbent directors. Due to the experience level of the members of the Board, no formal continuing education program is believed to be required at this time, but the Nominating and Corporate Governance Committee monitors both external developments and the Board’s composition to determine whether such a program may become useful in the future. However, directors are made aware of their responsibility to keep themselves up to date and the Nominating and Corporate Governance Committee advises all directors of major developments in corporate governance and important trends and new legal and regulatory requirements. Additionally, from time to time, members of the Board participate in various leadership workshops and programs concerning topics of interest to directors of public companies as well subjects they determine keep them informed with current issues relevant to their service as directors of the Company.

Ethical Business Conduct

We have a Code of Business Conduct and Ethics that applies to all our directors, officers and employees. The code is available on our website at http://investors.lionsgate.com/governance/governance-documents, on SEDAR at www.sedar.com, or may be obtained in print, without charge, by any shareholder upon request to our Corporate Secretary, at either of our principal executive offices. The code is administered by our compliance officer, or his/her designee, and our Office of the General Counsel, and is overseen by the Nominating and Corporate Governance Committee.

Nomination of Directors

The Nominating and Corporate Governance Committee, which is comprised of three independent directors, is responsible for reviewing proposed new members of the Board and establishing full criteria for board membership. The Nominating and Corporate Governance Committee is also responsible for evaluating the performance of the Board as a whole, as well as that of the individual members of the Board. The Nominating and Corporate Governance Committee is governed by a written charter adopted by the Board, which is available on our website at http://investors.lionsgate.com/governance/governance-documents, on SEDAR at www.sedar.com, or may be obtained in print, without charge, by any shareholder upon request to our Corporate Secretary, at either of our principal executive offices. For further information with respect to the Nominating and Corporate Governance Committee see Information Regarding the Board of Directors and Committees of the Board of Directors—Board Committees and Responsibilities above.

Compensation

The Board, through the Compensation Committee, which is comprised of five independent directors, periodically reviews the adequacy and form of the compensation of directors and officers. The Compensation Committee is governed by a written charter, which is available on our website at http://investors.lionsgate.com/governance/governance-documents, on SEDAR at www.sedar.com, or may be obtained in print, without charge, by any shareholder upon request to our Corporate Secretary, at either of our principal executive offices. For further information with respect to the Compensation Committee see Information Regarding the Board of Directors and Committees of the Board of Directors—Board Committees and Responsibilities above.
Lions Gate 2019 Proxy Statement   95

Other Board Committees

The Board also has a standing Audit & Risk Committee and Strategic Advisory Committee. For further information with respect to these committees see Information Regarding the Board of Directors and Committees of the Board of Directors—Board Committees and Responsibilities above.

Assessments

The Nominating and Corporate Governance Committee is responsible for developing our overall approach to a corporate governance system that is effective in the discharge of our obligations to our shareholders. The Nominating and Corporate Governance Committee has the mandate and responsibility to review, on a periodic basis, the performance and effectiveness of the Board as a whole, and each individual director. The Nominating and Corporate Governance Committee annually assesses and provides recommendations to the Board on the effectiveness of the committees of the Board and the contributions of the directors.

Term Limits

The Board has not established term limits as we believe that directors who have developed insight into the Company and its operations over time provide an increasing contribution to the Board as a whole. To ensure the Board continues to generate new ideas and operate effectively, the Nominating and Governance Committee evaluates individual Board member performance and takes steps, as necessary, regarding continuing director tenure.

Considerations of the Representation of Women on the Board

The Board has not adopted a specific written policy or set mandatory targets relating to the identification and nomination of women directors. However, the Nominating and Corporate Governance Committee recognizes the benefits associated with a diverse board, and takes diversity considerations into account when identifying candidates. The Nominating and Corporate Governance Committee utilizes a broad concept of diversity, including diversity of professional experience, employment history, prior experience on other boards of directors, and more familiar diversity concepts such as race, gender and national origin. These factors, and others considered useful by the Nominating and Corporate Governance Committee, will be reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time. Prior to the nomination of a new director, the Nominating and Corporate Governance Committee follows prudent practices, such as interviews of the potential nominee conducted by members of the Board and senior management.

Executive Officer Diversity

In appointing executive officers to the management team, the Company does not set targets with respect to diversity; however, the Company aggressively seeks to recruit, develop and promote a diverse group of executive talent, reflecting our community and customers, factoring in the background, competencies, skills and personal and other diverse qualities required for new executive officers, in order to add value to the Company and produce the most appealing content for our customers in light of opportunities and risks facing the Company.
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Social Responsibility

Commitment to Diversity

We believe that embracing diversity and inclusivity in all its forms is crucial to our success. As such, we maintain several recruitment and hiring initiatives to make Lionsgate a leader in workforce diversity, including, the following:

•
Lionsgate’s Project Enterprise:   An initiative committed to increasing the hiring, engagement, promotion, and retention of women in the workplace

•
Howard University Internship Program:   In partnership with the UCLA Anderson School, we have begun an internship program with Howard University in Washington, D.C., to increase inclusion across the entertainment industry by placing qualifying students in positions at Lionsgate and various other studios.

•
Targeted Recruitment:   We continue recruitment efforts that target college campus diversity organizations for underrepresented groups, as well as historically black colleges in our search for new employees and interns

These and other efforts have helped ensure that our commitment to diversity produces positive results. In the last year alone, representation of African-American, Asian, and Hispanic students among the Company’s interns has nearly doubled. Additionally, representation of women among interns has also increased to more than 75%. As a testament to these initiatives and accomplishments, we have received several recognitions, including the following:

•
The 2019 Bloomberg Gender Equality Index:   For the second year in a row, Bloomberg listed Lionsgate as one of the companies most committed to advancing women in the workplace; and

•
The 2019 Human Rights Campaign Corporate Equality Index:   the Index gave Lionsgate a perfect 100% score and listed Lionsgate as a “Best Place to Work for LGBTQ Equality.”

Community Involvement

We are committed to acting responsibly and making a positive difference in the local and global community through Lionshares, the umbrella for our companywide commitment to our communities. Lionshares is a volunteer program that seeks to provide opportunities for employees within the Lionsgate family to partner with a diverse range of charitable organizations. The program not only enriches the Lionsgate work experience through cultural and educational outreach, but also positively interacts and invests in the local and global community.

Employee Resource Groups

We are proud to provide our employees with an array of Employee Resource Groups which offer them the chance to establish a greater presence at Lionsgate and an opportunity to enhance cross-cultural awareness, develop leadership skills and network across the Company’s various business units and levels:

•
Lionsgate Multicultural Group engages in partnerships that promote diversity, equity and inclusion within the Company and the industry, allowing for an exchange of ideas and resources that contribute to overall innovation.

•
Lionsgate Pride supports, develops and inspires future LGBTQ leaders within the Company and the industry.

Lions Gate 2019 Proxy Statement   97

•
Lionsgate Women’s Empowerment Group creates a community that improves the prominence of female leaders and empowers women at all levels within the Company and the industry.

•
Lionsgate Vets creates a community of veterans and their supporters working together to enhance veteran presence and engage the industry from the unique perspective of a military background.

•
Early Career Group aims to inspire curiosity and networking to foster growth for professionals is early stages of their careers.

Corporate Responsibility

Lionsgate makes it a priority to operate business in a responsible and sustainable manner. Engaging in corporate responsibility not only helps us manage risks and maximize opportunities, but it also helps us understand and manage our social, environmental, and economic impact that enables us to contribute to society’s wider goal of sustainable development. This includes, but is not limited to, conducting business in a socially responsible and ethical manner, supporting human rights, and not engaging in activities that harm the environment. Lionsgate always recognizes the importance of always protecting our social, financial, informational, environmental, and reputational assets.

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Certain Relationships and Related Transactions

Review of Related Transactions

We recognize that transactions we may conduct with any of our directors or executive officers may present potential or actual conflicts of interest and create the appearance that decisions are based on considerations other than our best interests and those of our shareholders. We have established, and the Board has adopted, a written Related Person Transactions Policy to monitor transactions, arrangements or relationships, including any indebtedness or guarantee of indebtedness, in which the Company and any of the following have an interest: (i) any person who is or was an executive officer, director, or director nominee of the Company at any time since the beginning of the Company’s last fiscal year; (ii) a person who is or was an immediate family member (as defined in the policy) of an executive officer, director, or director nominee at any time since the beginning of the Company’s last fiscal year; (iii) any person who, at the time of the occurrence or existence of the transaction, is greater than 5% beneficial owner of our common shares; (iv) any person who, at the time of the occurrence or existence of the transaction, is an immediate family member (as defined in the policy) of the greater than 5% beneficial owner of our common shares; or (v) any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in which such person has a 10% or greater beneficial ownership interest (which we refer to in this report as a “related person”). The policy covers any transaction where the aggregate amount is expected to exceed $120,000 in which a related person has a direct or indirect material interest.
The full text of the Related Person Transaction Policy is available on our website at http://investors.lionsgate.com/governance/governance-documents or may be obtained in print, without charge, by any shareholder upon request to our Corporate Secretary.

Relationships and Transactions

Litigation Expenses
As previously reported, in the year ended March 31, 2019, we have incurred expenses on behalf of Dr. Malone and Mark H. Rachesky for reimbursement of certain litigation costs of approximately $3.3 million.
Transactions with Equity Method Investees
In the ordinary course of business, we are involved in related party transactions with equity method investees. These related party transactions primarily relate to the licensing and distribution of the Company’s films and television programs, for which the impact on the Company’s consolidated balance sheets and consolidated statements of operations is as shown in the tables below. In addition, during the year ended March 31, 2019, the Company made loans of  $20.7 million to certain of its equity method investees, $7.3 million of which are included in other assets, noncurrent in the Company’s consolidated balance sheet (net of equity interests losses applied against such loans), and included in the table below.
March 31, 2019
(Amounts in millions)
Consolidated Balance Sheets
Accounts receivable	$2.2
Other assets, noncurrent	7.3
Total due from related parties	$9.5
Participations and residuals, current	9.5
Participations and residuals, noncurrent	8.2
Deferred revenue, current	—
Total due to related parties	$17.7
Lions Gate 2019 Proxy Statement   99

Year Ended March 31, 2019
(Amounts in millions)
Consolidated Statements of Operations
Revenues	$4.7
Direct operating expense	$32.2
Distribution and marketing expense	$3.0
General and administrative expense1	$0.7
Interest and other income	$0.4

1
Amounts primarily represent reimbursement for certain shared services for equity method investees.

Accountants’ Fees
During fiscal 2018 and fiscal 2019, we retained our independent registered public accounting firm, Ernst & Young LLP, to provide services in the categories listed below. The following are the aggregate fees billed for each of the last two fiscal years for such services:
	Years Ended March 31,
	2019	2018
Audit Fees	$5,310,442	$5,059,211
Audit-Related Fees	$664,105	$612,612
Tax Compliance Fees	$1,833,724	$2,268,618
Tax Planning and Advisory Fees	$2,657,586	$2,323,573
Audit Fees includes fees associated with the annual audit of our financial statements, the audit of the effectiveness of internal control over financial reporting, reviews of our Quarterly Reports on Form 10-Q, statutory audits, and services that only the independent auditors can reasonably provide, such as services associated with SEC registration statements or other documents issued in connection with securities offerings (including consents and comfort letters). Audit-Related Fees includes fees associated with accounting consultations, due diligence services related to acquisitions, and attestation services not required by statute or regulation. Tax Fees consist of  $1,833,724 and $2,268,618 for professional services related to tax compliance, including foreign tax return preparation and transfer pricing studies and consultations, for the years ended March 31, 2019 and 2018, respectively, as well as $2,657,586 and $2,323,573 for professional services related to tax planning and tax advisory services for the years ended March 31, 2019 and 2018, respectively.
Pursuant to the Audit & Risk Committee’s policy to pre-approve all permitted audit and non-audit services, the Audit & Risk Committee pre-approved all professional services provided by Ernst & Young LLP during fiscal 2019 and fiscal 2018 and determined that the provision of non-audit services in fiscal 2019 and fiscal 2018 was compatible with maintaining Ernst & Young LLP’s independence.
The Audit & Risk Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the full Audit & Risk Committee at its next scheduled meeting.
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Other Information
Information regarding the Company is contained in its Annual Report on Form 10-K and other periodic reports required by Section 13(a) or 15(d) of the Exchange Act. The Company makes available, free of charge through its website (www.lionsgate.com), its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after such documents are electronically filed with or furnished to the SEC. These reports can be found under “SEC Filings” on our website at http://investors.lionsgate.com. The exhibits to our Annual Report on Form 10-K are available to any shareholder who (a) submits a written request to us at 2700 Colorado Avenue, Santa Monica, California 90404, Attn: Investor Relations and (b) provides payment of charges that approximate our cost of reproduction. The exhibits to our Annual Report on Form 10-K are also available at no charge on the SEC’s website at www.sec.gov and on SEDAR at www.sedar.com.
Other Business
The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.
Directors’ Approval
The contents and sending of this proxy statement to shareholders of the Company have been approved by the Board.
By Order of The Board of Directors,
Jon Feltheimer
Chief Executive Officer
Santa Monica, California
Vancouver, British Columbia
July 26, 2019
Lions Gate 2019 Proxy Statement   101

Exhibit A
Lions Gate Entertainment Corp.
2019 Performance Incentive Plan

1. PURPOSE OF PLAN

The purpose of this Lions Gate Entertainment Corp. 2019 Performance Incentive Plan (this “Plan”) of Lions Gate Entertainment Corp., a company continued under the laws of the Province of British Columbia (the “Corporation”), is to promote the success of the Corporation by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons and to enhance the alignment of the interests of the selected participants with the interests of the Corporation’s shareholders.

2. ELIGIBILITY

The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the United States Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3. PLAN ADMINISTRATION

3.1
The Administrator.   This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees (or subcommittees, as the case may be) appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by applicable law, to one or more officers of the Corporation, its authority under this Plan. The Board or another committee (within its delegated authority) may delegate different levels of authority to different committees or persons with administrative and grant authority under this Plan. Unless otherwise provided in the Articles of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

3.2
Powers of the Administrator.   Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within any express limits on the authority delegated to that committee or person(s)), including, without limitation, the authority to:

Lions Gate 2019 Proxy Statement   A-1

(a)
determine eligibility and, from among those persons determined to be eligible, determine the particular Eligible Persons who will receive an award under this Plan;

(b)
grant awards to Eligible Persons, determine the price (if any) at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons (in the case of securities-based awards), determine the other specific terms and conditions of awards consistent with the express limits of this Plan, establish the installment(s) (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance-based exercisability or vesting requirements, determine the circumstances in which any performance-based goals (or the applicable measure of performance) will be adjusted and the nature and impact of any such adjustment, determine the extent (if any) to which any applicable exercise and vesting requirements have been satisfied, establish the events (if any) on which exercisability or vesting may accelerate (which may include, without limitation, retirement and other specified terminations of employment or services, or other circumstances), and establish the events (if any) of termination, expiration or reversion of such awards;

(c)
approve the forms of any award agreements (which need not be identical either as to type of award or among participants);

(d)
construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, make any and all determinations under this Plan and any such agreements, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e)
cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f)
accelerate, waive or extend the vesting or exercisability, or modify or extend the term of, any or all such outstanding awards (in the case of options or share appreciation rights, within the maximum term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a retirement or other termination of employment or services or other circumstances) subject to any required consent under Section 8.6.5;

(g)
adjust the number of Common Shares subject to any award, adjust the price of any or all outstanding awards or otherwise waive or change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6 (and subject to the no repricing provision below);

(h)
determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action to approve the award (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action approving the award);

(i)
determine whether, and the extent to which, adjustments are required pursuant to Section 7.1 hereof and take any other actions contemplated by Section 7 in connection with the occurrence of an event of the type described in Section 7;

(j)
acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration (subject to the no repricing provision below); and

(k)
determine the fair market value of the Common Shares or awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3
Prohibition on Repricing.   Notwithstanding anything to the contrary in Section 3.2 and except for an adjustment pursuant to Section 7.1 or a repricing approved by shareholders, in no case may the Administrator (1) amend an outstanding stock option or SAR to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for an option or SAR with an exercise or base price that is less than the exercise or base price of the original award.

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3.4
Binding Determinations.   Any determination or other action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan (or any award made under this Plan) and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any other Administrator, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time. Neither the Board nor any other Administrator, nor any member thereof or person acting at the direction thereof, nor the Corporation or any of its Subsidiaries, shall be liable for any damages of a participant should an option intended as an ISO (as defined below) fail to meet the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to ISOs, should any other award(s) fail to qualify for any intended tax treatment, should any award grant or other action with respect thereto not satisfy Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or otherwise for any tax or other liability imposed on a participant with respect to an award.

3.5
Reliance on Experts.   In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. No director, officer or agent of the Corporation or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.

3.6
Delegation.   The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4. COMMON SHARES SUBJECT TO THE PLAN; SHARE LIMITS

4.1
Shares Available.   Subject to the provisions of Section 7.1, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Shares and any Common Shares held as treasury shares. For purposes of this Plan, “Common Shares” shall mean either the Class A Voting Common Shares of the Corporation (“Class A Shares”) or the Class B Non-Voting Common Shares of the Corporation (“Class B Shares”), as the context may require. For clarity, the Common Shares available for issuance under this Plan (for clarity, including any Common Shares that become available for issuance under this Plan pursuant to Section 4.2) may be either Class A Shares or Class B Shares, as determined by the Administrator in its sole discretion and set forth in the applicable award agreement, provided that in no event may the combined number of Class A Shares and Class B Shares issued under this Plan exceed the Share Limit set forth in Section 4.2. In addition, “Common Shares” as used herein shall also mean such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.

4.2
Aggregate Share Limit.   The maximum number of Common Shares that may be delivered pursuant to awards granted to Eligible Persons under this Plan (the “Share Limit”) is equal to the sum of the following:

(1)
6,100,000 Common Shares, plus

(2)
the number of Common Shares available for additional award grant purposes under the Corporation’s 2017 Performance Incentive Plan (the “2017 Plan”) as of the date of shareholder approval of this Plan (the “Shareholder Approval Date”) and determined immediately prior to the termination of the authority to grant new awards under the 2017 Plan as of the Shareholder Approval Date, plus

(3)
the number of any shares subject to stock options and share appreciation rights granted under the 2017 Plan, the Corporation’s 2012 Performance Incentive Plan, the Starz 2016 Omnibus Incentive Plan, or the Starz 2011 Incentive Plan (Amended and Restated as of October 15, 2013) (collectively, the “Prior Plans”) and outstanding on the Shareholder Approval Date which expire, or for any reason are cancelled or terminated, after the Shareholder Approval Date without being exercised, plus

(4)
the number of any shares subject to restricted stock and restricted stock unit awards granted under the Prior Plans that are outstanding and unvested on the Shareholder Approval Date that are forfeited, terminated, cancelled or otherwise reacquired by the Corporation after the Shareholder Approval Date without having become vested;

Lions Gate 2019 Proxy Statement   A-3

provided that in no event shall the Share Limit exceed 44,087,040 shares (which is the total number of shares available under the 2017 Plan for additional award grant purposes as of the Effective Date (as such term is defined in Section 8.6.1), plus the aggregate number of shares subject to all awards previously granted and outstanding under the Prior Plans as of the Effective Date). The Administrator may, in its sole discretion, provide for Common Shares available for issuance under this Plan to be used to settle awards granted under the 2017 Plan prior to the Shareholder Approval Date to the extent such awards become payable after the Shareholder Approval Date if there are not then sufficient shares remaining available for issuance under the 2017 Plan to settle the award, provided that any such Common Shares available for issuance under this Plan and used to settle any such 2017 Plan awards shall be charged against the Share Limit of this Plan.
4.3
Additional Share Limits.   The following limits also apply with respect to awards granted under this Plan. These limits are in addition to, not in lieu of, the aggregate Share Limit in Section 4.2.

(a)
The maximum number of Common Shares that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is 10,000,000 shares.

(b)
Awards that are granted under this Plan during any one calendar year to any person who, on the grant date of the award, is a non-employee director are subject to the limits of this Section 4.3(b). The maximum number of Common Shares subject to those awards that are granted under this Plan during any one calendar year to an individual who, on the grant date of the award, is a non-employee director is the number of shares that produce a grant date fair value for the award that, when combined with the grant date fair value of any other awards granted under this Plan during that same calendar year to that individual in his or her capacity as a non-employee director, is $250,000; provided that this limit is $400,000 as to (1) a non-employee director who is serving as the independent Chair of the Board or as a lead independent director at the time the applicable grant is made or (2) any new non-employee director for the calendar year in which the non-employee director is first elected or appointed to the Board; and provided, further, that the limits set forth in this Section 4.3(b) shall not apply to retainer and meeting fees that the non-employee director may elect to receive in the form of either cash or shares. For purposes of this Section 4.3(b), a “non-employee director” is an individual who, on the grant date of the award, is a member of the Board who is not then an officer or employee of the Corporation or one of its Subsidiaries. For purposes of this Section 4.3(b), “grant date fair value” means the value of the award as of the date of grant of the award and as determined using the equity award valuation principles applied in the Corporation’s financial reporting. The limits of this Section 4.3(b) do not apply to, and shall be determined without taking into account, any award granted to an individual who, on the grant date of the award, is an officer or employee of the Corporation or one of its Subsidiaries. The limits of this Section 4.3(b) apply on an individual basis and not on an aggregate basis to all non-employee directors as a group.

4.4
Share-Limit Counting Rules.   The Share Limit shall be subject to the following provisions of this Section 4.4:

(a)
Shares that are subject to or underlie awards granted under this Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall not be counted against the Share Limit and shall be available for subsequent awards under this Plan.

(b)
To the extent that Common Shares are delivered pursuant to the exercise of a SAR or stock option granted under this Plan, the number of underlying shares which are actually issued in payment of the award shall be counted against the Share Limit. (For clarity, if a SAR relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 15,000 shares shall be counted against the Share Limit with respect to such exercise.)

(c)
Shares that are exchanged by a participant or withheld by the Corporation as full or partial payment in connection with any award granted under this Plan, as well as any shares exchanged by a participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any award granted under this Plan, shall not be counted against the Share Limit and shall be available for subsequent awards under this Plan.

(d)
In addition, shares that are exchanged by a participant or withheld by the Corporation after the Shareholder Approval Date as full or partial payment in connection with any award granted under the Prior Plans, as well as any shares exchanged by a participant or withheld by the Corporation or one of

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its Subsidiaries after such date to satisfy the tax withholding obligations related to any award granted under the Prior Plans, shall be available for new awards under this Plan.
(e)
To the extent that an award granted under this Plan is settled in cash or a form other than Common Shares, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the Share Limit and shall be available for subsequent awards under this Plan.

(f)
In the event that Common Shares are delivered in respect of a dividend equivalent right granted under this Plan, the number of shares delivered with respect to the award shall be counted against the Share Limit. (For clarity, if 1,000 dividend equivalent rights are granted and outstanding when the Corporation pays a dividend, and 50 shares are delivered in payment of those rights with respect to that dividend, 50 shares shall be counted against the Share Limit). Except as otherwise provided by the Administrator, shares delivered in respect of dividend equivalent rights shall not count against any individual award limit under this Plan other than the aggregate Share Limit.

(g)
The Corporation may not increase the Share Limit by repurchasing Common Shares on the market (by using cash received through the exercise of stock options or otherwise).

Refer to Section 8.10 for application of the share limits of this Plan, including the limits in Sections 4.2 and 4.3, with respect to assumed awards. Each of the numerical limits and references in Sections 4.2 and 4.3, and in this Section 4.4, is subject to adjustment as contemplated by Section 4.3, Section 7 and Section 8.10.
4.5
No Fractional Shares; Minimum Issue.   Unless otherwise expressly provided by the Administrator, no fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan. The Administrator may from time to time impose a limit (of not greater than 100 shares) on the minimum number of shares that may be purchased or exercised as to awards (or any particular award) granted under this Plan unless (as to any particular award) the total number purchased or exercised is the total number at the time available for purchase or exercise under the award.

5. AWARDS

5.1
Type and Form of Awards.   The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1 Stock Options.   A stock option is the grant of a right to purchase a specified number of Common Shares during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The agreement evidencing the grant of an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the fair market value of a Common Share on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.
5.1.2 Additional Rules Applicable to ISOs.   To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of shares with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Shares subject to ISOs under this Plan and shares subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which Common Shares are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of
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each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) outstanding Common Shares possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted. If an otherwise-intended ISO fails to meet the applicable requirements of Section 422 of the Code, the option shall be a nonqualified stock option.
5.1.3 Share Appreciation Rights.   A share appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Shares, equal to the excess of the fair market value of a specified number of Common Shares on the date the SAR is exercised over the “base price” of the award, which base price shall be set forth in the applicable award agreement and shall be not less than 100% of the fair market value of a Common Share on the date of grant of the SAR. The maximum term of a SAR shall be ten (10) years.
5.1.4 Other Awards; Dividend Equivalent Rights.   The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, phantom stock or similar rights to purchase or acquire shares, whether at a fixed or variable price (or no price) or fixed or variable ratio related to the Common Shares, and any of which may (but need not) be fully vested at grant or vest upon the passage of time, the occurrence of one or more events, the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) cash awards. The types of cash awards that may be granted under this Plan include the opportunity to receive a payment for the achievement of one or more goals established by the Administrator, on such terms as the Administrator may provide, as well as discretionary cash awards. Dividend equivalent rights may be granted as a separate award or in connection with another award under this Plan; provided, however, that dividend equivalent rights may not be granted as to a stock option or SAR granted under this Plan. In addition, any dividends and/or dividend equivalents as to the portion of an award that is subject to unsatisfied vesting requirements will be subject to termination and forfeiture to the same extent as the corresponding portion of the award to which they relate in the event the applicable vesting requirements are not satisfied.
5.2
Award Agreements.   Each award shall be evidenced by a written or electronic award agreement or notice in a form approved by the Administrator (an “award agreement”), and, in each case and if required by the Administrator, executed or otherwise electronically accepted by the recipient of the award in such form and manner as the Administrator may require.

5.3
Deferrals and Settlements.   Payment of awards may be in the form of cash, Common Shares, other awards or combinations thereof as the Administrator shall determine, and with such restrictions (if any) as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

5.4
Consideration for Common Shares or Awards.   The purchase price (if any) for any award granted under this Plan or the Common Shares to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•
services rendered by the recipient of such award;

•
cash, check payable to the order of the Corporation, or electronic funds transfer;

•
notice and third party payment in such manner as may be authorized by the Administrator;

•
the delivery of previously owned Common Shares;

•
by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•
subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of  (or who otherwise facilitates) the purchase or exercise of awards.

In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable law. Common Shares used to satisfy the exercise price of an option shall be valued at their fair market value. The
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Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay any purchase or exercise price of any award or shares by any method other than cash payment to the Corporation.
5.5
Definition of Fair Market Value.   For purposes of this Plan, “fair market value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price (in regular trading) of a Common Share as reported on the composite tape for securities listed on the New York Stock Exchange (the “Exchange”) for the date in question or, if no sales of Common Shares were made on the Exchange on that date, the closing price (in regular trading) of a Common Share as reported on said composite tape for the next preceding day on which sales of Common Shares were made on the Exchange. The Administrator may, however, provide with respect to one or more awards that the fair market value shall equal the closing price (in regular trading) of a Common Share as reported on the composite tape for securities listed on the Exchange on the last trading day preceding the date in question or the average of the high and low trading prices of a Common Share as reported on the composite tape for securities listed on the Exchange for the date in question or the most recent trading day. If the Common Shares are no longer listed or are no longer actively traded on the Exchange as of the applicable date, the fair market value of the Common Shares shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances. The Administrator also may adopt a different methodology for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

5.6
Transfer Restrictions.

5.6.1 Limitations on Exercise and Transfer.   Unless otherwise expressly provided in (or pursuant to) this Section 5.6 or required by applicable law: (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.
5.6.2 Exceptions.   The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing. Any permitted transfer shall be subject to compliance with applicable federal and state securities laws and shall not be for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting interests are held by the Eligible Person or by the Eligible Person’s family members).
5.6.3 Further Exceptions to Limits on Transfer.   The exercise and transfer restrictions in Section 5.6.1 shall not apply to:
(a)
transfers to the Corporation (for example, in connection with the expiration or termination of the award),

(b)
the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c)
subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if received by the Administrator,

(d)
if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)
the authorization by the Administrator of  “cashless exercise” procedures with third parties who provide financing for the purpose of  (or who otherwise facilitate) the exercise of awards consistent with applicable laws and any limitations imposed by the Administrator.

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5.7
International Awards.   One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator from time to time. The awards so granted need not comply with other specific terms of this Plan, provided that shareholder approval of any deviation from the specific terms of this Plan is not required by applicable law or any applicable listing agency.

6. EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE ON AWARDS

6.1
General.   The Administrator shall establish the effect (if any) of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries, is not a member of the Board, and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.2
Events Not Deemed Terminations of Employment.   Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, or except as otherwise required by applicable law, the employment relationship shall not be considered terminated in the case of  (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law or the Administrator otherwise provides, such leave is for a period of not more than three months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of any applicable maximum term of the award.

6.3
Effect of Change of Subsidiary Status.   For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status unless the Subsidiary that is sold, spun-off or otherwise divested (or its successor or a direct or indirect parent of such Subsidiary or successor) assumes the Eligible Person’s award(s) in connection with such transaction.

7. ADJUSTMENTS; ACCELERATION

7.1
Adjustments.

(a)
Subject to Section 7.2, upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, conversion or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Shares; or any exchange of Common Shares or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Shares; then the Administrator shall equitably and proportionately adjust (1) the number and type of Common Shares (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of Common Shares (or other securities or property) subject to any outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any outstanding awards, and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding awards.

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(b)
Without limiting the generality of Section 3.4, any good faith determination by the Administrator as to whether an adjustment is required in the circumstances pursuant to this Section 7.1, and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

7.2
Corporate Transactions—Assumption and Termination of Awards.

(a)
Upon any event in which the Corporation does not survive, or does not survive as a public company in respect of its Common Shares (including, without limitation, a dissolution, merger, combination, consolidation, conversion, exchange of securities, or other reorganization, or a sale of all or substantially all of the business, stock or assets of the Corporation, in any case in connection with which the Corporation does not survive or does not survive as a public company in respect of its Common Shares), then the Administrator may make provision for a cash payment in settlement of, or for the termination, assumption, substitution or exchange of any or all outstanding awards or the cash, securities or property deliverable to the holder of any or all outstanding awards, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Common Shares upon or in respect of such event. Upon the occurrence of any event described in the preceding sentence in connection with which the Administrator has made provision for the award to be terminated (and the Administrator has not made a provision for the substitution, assumption, exchange or other continuation or settlement of the award): (1) unless otherwise provided in the applicable award agreement, each then-outstanding option and SAR shall become fully vested, all shares of restricted stock then outstanding shall fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall become payable to the holder of such award (with any performance goals applicable to the award in each case being deemed met, unless otherwise provided in the award agreement, at the “target” performance level); and (2) each award (including any award or portion thereof that, by its terms, does not accelerate and vest in the circumstances) shall terminate upon the related event; provided that the holder of an option or SAR shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding vested options and SARs (after giving effect to any accelerated vesting required in the circumstances) in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of the impending termination be required and any acceleration of vesting and any exercise of any portion of an award that is so accelerated may be made contingent upon the actual occurrence of the event).

(b)
Without limiting the preceding paragraph, in connection with any event referred to in the preceding paragraph or any change in control event defined in any applicable award agreement, the Administrator may, in its discretion, provide for the accelerated vesting of any award or awards as and to the extent determined by the Administrator in the circumstances.

(c)
For purposes of this Section 7.2, an award shall be deemed to have been “assumed” if  (without limiting other circumstances in which an award is assumed) the award continues after an event referred to above in this Section 7.2, and/or is assumed and continued by the surviving entity following such event (including, without limitation, an entity that, as a result of such event, owns the Corporation or all or substantially all of the Corporation’s assets directly or through one or more subsidiaries (a “Parent”)), and confers the right to purchase or receive, as applicable and subject to vesting and the other terms and conditions of the award, for each Common Share subject to the award immediately prior to the event, the consideration (whether cash, shares, or other securities or property) received in the event by the shareholders of the Corporation for each Common Share sold or exchanged in such event (or the consideration received by a majority of the shareholders participating in such event if the shareholders were offered a choice of consideration); provided, however, that if the consideration offered for a Common Share in the event is not solely the ordinary common stock of a successor corporation or a Parent, the Administrator may provide for the consideration to be received upon exercise or payment of the award, for each share subject to the award, to be solely ordinary common stock of the successor corporation or a Parent equal in fair market value to the per share consideration received by the shareholders participating in the event.

(d)
The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award. In the case of an option, SAR or similar right as to which the per share amount payable upon or in respect of such event is less than or equal to the exercise or base price of the award, the

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Administrator may terminate such award in connection with an event referred to in this Section 7.2 without any payment in respect of such award.
(e)
In any of the events referred to in this Section 7.2, the Administrator may take such action contemplated by this Section 7.2 prior to such event (as opposed to on the occurrence of such event) to the extent that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares. Without limiting the generality of the foregoing, the Administrator may deem an acceleration and/or termination to occur immediately prior to the applicable event and, in such circumstances, will reinstate the original terms of the award if an event giving rise to an acceleration and/or termination does not occur.

(f)
Without limiting the generality of Section 3.4, any good faith determination by the Administrator pursuant to its authority under this Section 7.2 shall be conclusive and binding on all persons.

(g)
The Administrator may override the provisions of this Section 7.2 by express provision in the award agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the award agreement or otherwise, in such circumstances as the Administrator may approve. The portion of any ISO accelerated in connection with an event referred to in this Section 7.2 (or such other circumstances as may trigger accelerated vesting of the award) shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

7.3
Definition of Change in Control.   With respect to a particular award granted under this Plan, a “Change in Control” shall be deemed to have occurred as of the first day, after the date of grant of the particular award, that any one or more of the following conditions shall have been satisfied:

(a)
The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (1) the then-outstanding Common Shares of the Corporation (the “Outstanding Corporation Common Shares”) or (2) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control Event; (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any affiliate of the Corporation or a successor, or (D) any acquisition by any entity pursuant to a transaction that complies with Sections (c)(1), (2) and (3) below;

(b)
Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Corporation’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (including for these purposes, the new members whose election or nomination was so approved, without counting the member and his predecessor twice) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c)
Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its Subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Corporation Common Shares and the Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, a Parent, as defined above) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Corporation Common Shares and the Outstanding Corporation Voting Securities, as the case may be, (2) no Person (excluding any entity resulting from

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such Business Combination or a Parent or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination or Parent) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that the ownership in excess of 30% existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors or trustees of the entity resulting from such Business Combination or a Parent were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or
(d)
Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation other than in the context of a transaction that does not constitute a Change in Control Event under clause (c) above.

8. OTHER PROVISIONS

8.1
Compliance with Laws.   This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of Common Shares, and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2
No Rights to Award.   No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3
No Employment/Service Contract.   Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4
Plan Not Funded.   Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including Common Shares, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5
Tax Withholding.   Upon any exercise, vesting, or payment of any award, or upon the disposition of Common Shares acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon any other tax withholding event with respect to any award, arrangements satisfactory to the Corporation shall be made to provide for any taxes the Corporation or any of its Subsidiaries may be required or permitted to withhold with respect to such award event or payment. Such arrangements may include (but are not limited to) any one of  (or a combination of) the following:

(a)
The Corporation or one of its Subsidiaries shall have the right to require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Corporation or one of its Subsidiaries may be required or permitted to withhold with respect to such award event or payment.

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(b)
The Corporation or one of its Subsidiaries shall have the right to deduct from any amount otherwise payable in cash (whether related to the award or otherwise) to the participant (or the participant’s personal representative or beneficiary, as the case may be) the amount of any taxes which the Corporation or one of its Subsidiaries may be required or permitted to withhold with respect to such award event or payment.

(c)
In any case where a tax is required to be withheld in connection with the delivery of Common Shares under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) require or grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, that the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the applicable withholding obligation on exercise, vesting or payment.

8.6
Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date.   This Plan is effective as of July, 17, 2019, the date of its approval by the Board (the “Effective Date”). This Plan shall be submitted for and subject to shareholder approval no later than twelve months after the Effective Date. Unless earlier terminated by the Board and subject to any extension that may be approved by shareholders, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After the termination of this Plan either upon such stated termination date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.
8.6.2 Board Authorization.   The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.
8.6.3 Shareholder Approval.   To the extent then required by applicable law or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.
8.6.4 Amendments to Awards.   Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the no-repricing provision of Section 3.3.
8.6.5 Limitations on Amendments to Plan and Awards.   No amendment, suspension or termination of this Plan or amendment of any outstanding award agreement shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.
8.7
Privileges of Share Ownership.   Except as otherwise expressly authorized by the Administrator, a participant shall not be entitled to any privilege of share ownership as to any Common Shares not actually delivered to and held of record by the participant. Except as expressly required by Section 7.1 or otherwise expressly provided by the Administrator, no adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

8.8
Governing Law; Severability.

8.8.1 Choice of Law.   This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of California, except to the extent that the laws of British Columbia are applicable as the jurisdiction of incorporation of the Corporation, in each case notwithstanding any conflict of law provision of such jurisdiction to the contrary.
8.8.2 Severability.   If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.
A-12   Lions Gate 2019 Proxy Statement

8.9
Captions.   Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10
Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.   Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect adjustments giving effect to the assumption or substitution consistent with any conversion applicable to the Common Shares (or the securities otherwise subject to the award) in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted or assumed by an acquired company (or previously granted or assumed by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

8.11
Non-Exclusivity of Plan.   Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Shares, under any other plan or authority.’

8.12
No Corporate Action Restriction.   The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect, or restrict in any way the right or power of the Corporation or any Subsidiary (or any of their respective shareholders, boards of directors or committees thereof  (or any subcommittees), as the case may be) to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, (f) any other award, grant, or payment of incentives or other compensation under any other plan or authority (or any other action with respect to any benefit, incentive or compensation), or (g) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action. Awards need not be structured so as to be deductible for tax purposes.

8.13
Other Company Benefit and Compensation Programs.   Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans, arrangements or authority of the Corporation or its Subsidiaries.

8.14
Clawback Policy.   The awards granted under this Plan are subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of awards or any Common Shares or other cash or property received with respect to the awards (including any value received from a disposition of the shares acquired upon payment of the awards).

Lions Gate 2019 Proxy Statement   A-13

Exhibit B
Lions Gate Entertainment Corp.
Use of Non-GAAP Financial Measures
This proxy statement presents the following important financial measures utilized by Lions Gate Entertainment Corp. (the “Company,” “we,” “us” or “our”) that are not all financial measures defined by generally accepted accounting principles (“GAAP”). The Company uses non-GAAP financial measures, among other measures, to evaluate the operating performance of our business. These non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with United States GAAP.
Adjusted OIBDA:   Adjusted OIBDA is defined as operating income before adjusted depreciation and amortization (“OIBDA”), adjusted for adjusted share-based compensation (“adjusted SBC”), purchase accounting and related adjustments, restructuring and other costs, and certain programming and content charges as a result of management changes and associated changes in strategy.
•
Adjusted depreciation and amortization represents depreciation and amortization as presented on our consolidated statement of operations, less the depreciation and amortization related to the amortization of purchase accounting and related adjustments associated with recent acquisitions. Accordingly, the full impact of the purchase accounting is included in the adjustment for “purchase accounting and related adjustments”, described below.

•
Adjusted share-based compensation represents share-based compensation excluding the following items, when applicable: (i) immediately vested stock awards granted as part of the Company’s annual bonus program issued in lieu of cash bonuses (which are, when granted, included in segment or corporate general and administrative expense), and (ii) the impact of the acceleration of certain vesting schedules for equity awards pursuant to certain severance arrangements, which are included in restructuring and other expenses, when applicable.

•
Restructuring and other includes restructuring and severance costs, certain transaction and related costs, and certain unusual items, when applicable.

•
Programming and content charges include charges resulting from the implementation of changes to the Company’s programming strategy in connection with recent management changes, which are included in direct operating expenses, when applicable.

•
Purchase accounting and related adjustments primarily represent the amortization of non-cash fair value adjustments to certain assets acquired in recent acquisitions. These adjustments include the accretion of the non-controlling interest discount related to Pilgrim Media Group and 3 Arts Entertainment, the amortization of the recoupable portion of the purchase price and the expense associated with the earned distributions related to 3 Arts Entertainment, all of which are accounted for as compensation and are included in general and administrative expense.

Adjusted OIBDA is calculated similar to how the Company defines segment profit and manages and evaluates its segment operations. Segment profit also excludes corporate general and administrative expense.
Adjusted Free Cash Flow:   Free cash flow is typically defined as net cash flows provided by (used in) operating activities, less capital expenditures. The Company defines Adjusted Free Cash Flow as net cash flows provided by (used in) operating activities, less capital expenditures, plus or minus the net increase or decrease in production loans, plus shareholder litigation settlement charges and interest paid. The adjustment for the production loans is made because the GAAP based cash flows from operations reflects a non-cash reduction of cash flows for the cost of films and television programs associated with production loans prior to the time the Company actually pays for the film or television program. The Company believes that it is more meaningful to reflect the impact of the payment for these films and television programs in its Adjusted Free Cash Flow when the payments are actually made. The adjustment for shareholder litigation settlement and interest charges paid is to exclude the non-recurring, one-time payment included in cash flows from operating activities that is associated with litigation matters arising from the Starz merger.
These measures are non-GAAP financial measures as defined in Regulation G promulgated by the SEC and are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with United States GAAP.
Lions Gate 2019 Proxy Statement   B-1

We use these non-GAAP measures, among other measures, to evaluate the operating performance of our business. We believe these measures provide useful information to investors regarding our results of operations and cash flows before non-operating items. Adjusted OIBDA is considered an important measure of the Company’s performance because this measure eliminates amounts that, in management’s opinion, do not necessarily reflect the fundamental performance of the Company’s businesses, are infrequent in occurrence, and in some cases are non-cash expenses. Adjusted Free Cash Flow is considered an important measure of the Company’s liquidity because it provides information about the ability of the Company to reduce net corporate debt, make strategic investments, dividends and share repurchases.
These non-GAAP measures are commonly used in the entertainment industry and by financial analysts and others who follow the industry to measure operating performance. However, not all companies calculate these measures in the same manner and the measures as presented may not be comparable to similarly titled measures presented by other companies due to differences in the methods of calculation and excluded items.
A general limitation of these non-GAAP financial measures is that they are not prepared in accordance with U.S. generally accepted accounting principles. These measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of operating income, cash flow, as determined in accordance with GAAP. Reconciliations of the adjusted metrics utilized to their corresponding GAAP metrics are provided below.

Reconciliation of Operating Income to Adjusted OIBDA

The following table reconciles the GAAP measure, operating income to the non-GAAP measure, Adjusted OIBDA:
	Year Ended March 31,
	2018 Actual	2019 Plan	2019 Actual
	(Unaudited, amounts in millions)
Operating income	$248.7	$274.0	$130.0
Adjusted depreciation and amortization1	39.3	40.1	41.1
Restructuring and other2	59.8	9.3	78.0
Programming and content charges3	—	—	35.1
Adjusted share-based compensation expense4	85.6	83.1	52.1
Purchase accounting and related adjustments5	170.3	135.1	184.1
Adjusted OIBDA	$603.7	$541.6	$520.4

1
Adjusted depreciation and amortization represents depreciation and amortization as presented on our consolidated statements of operations less the depreciation and amortization related to the non-cash fair value adjustments to property and equipment and intangible assets acquired in recent acquisitions which are included in the purchase accounting and related adjustments line item above, as shown in the table below:

	Year Ended March 31,
	2018 Actual	2019 Plan	2019 Actual
	(Unaudited, amounts in millions)
Depreciation and amortization	$159.0	$158.5	$163.4
Less: Amount included in purchase accounting and related adjustments	(119.7)	(118.4)	(122.3)
Adjusted depreciation and amortization	$39.3	$40.1	$41.1
B-2   Lions Gate 2019 Proxy Statement

2
Restructuring and other includes restructuring and severance costs, certain transaction and related costs, and certain unusual items, when applicable, as shown in the table below:

	Year Ended March 31,
	2018 Actual	2019 Plan	2019 Actual
	(Unaudited, amounts in millions)
Restructuring and other:
Severancea
Cash	$21.5	$5.0	$31.5
Accelerated vesting on equity awards	2.9	—	16.0
Total severance costs	24.4	5.0	47.5
Transaction and related costsb	22.2	4.3	30.5
Development expense	13.2	—	—
	$59.8	$9.3	$78.0

a
Severance costs in the fiscal years ended March 31, 2019 and 2018 were primarily related to restructuring activities in connection with recent acquisitions, and other cost-saving initiatives.

b
Transaction and related costs in the fiscal year ended March 31, 2019 reflects transaction, integration and legal costs incurred associated with certain strategic transactions and legal matters. In the fiscal year ended March 31, 2019, these costs were primarily related to the legal fees associated with the Starz class action lawsuits and other matters and, to a lesser extent, costs related to the acquisition of 3 Arts Entertainment and other strategic transactions.

3
During the fourth quarter of the fiscal year ended March 31, 2019, in connection with recent management changes, the Company implemented changes to its programming strategy including programming that will no longer be broadcast on Starz networks. As a result, the Company recorded certain programming and content charges of  $35.1 million in fiscal 2019, which are included in direct operating expense in the consolidated statement of operations.

4
The following table reconciles total share-based compensation expense to adjusted share-based compensation expense:

	Year Ended March 31,
	2018 Actual	2019 Plan	2019 Actual
	(Unaudited, amounts in millions)
Total share-based compensation expense	$88.5	$83.1	$68.1
Less: Amount included in restructuring and othera	(2.9)	—	(16.0)
Adjusted share-based compensation	$85.6	$83.1	$52.1

a
Represents share-based compensation expense included in restructuring and other expenses reflecting the impact of the acceleration of certain vesting schedules for equity awards pursuant to certain severance arrangements.

5
Purchase accounting and related adjustments primarily represent the amortization of non-cash fair value adjustments to certain assets acquired in recent acquisitions. These adjustments include the accretion of the non-controlling interest discount related to Pilgrim Media Group and 3 Arts Entertainment, the amortization of the recoupable portion of the purchase price and the expense associated with the earned distributions related to 3 Arts Entertainment, all of which are accounted for as compensation and are included in general and administrative expense. The following sets forth the amounts included in each line item in the financial statements:

Lions Gate 2019 Proxy Statement   B-3

	Year Ended March 31,
	2018 Actual	2019 Plan	2019 Actual
	(Unaudited, amounts in millions)
Purchase accounting and related adjustments:
Direct operating	$44.5	$11.3	$18.0
General and administrative expense	6.1	5.5	43.8
Depreciation and amortization	119.7	118.3	122.3
	$170.3	$135.1	$184.1

Reconciliation of Net Cash Flows Provided by Operating Activities
to Adjusted Free Cash Flow

Year Ended March 31, 2019
(Unaudited, amounts in millions)
Net Cash Flows Provided By Operating Activities1	$427.5
Capital expenditures	(43.8)
Net borrowings under and (repayment) of production loans	32.7
Shareholder litigation settlement charges and interest	221.3
Adjusted Free Cash Flow	$637.7

1
Cash flows provided by operating activities for the year ended March 31, 2019 includes the net proceeds of approximately $347.0 million from the monetization of trade accounts receivable.

B-4   Lions Gate 2019 Proxy Statement

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY 5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any continuations, adjournments or postponements thereof. E82643-P27731 ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! LIONS GATE ENTERTAINMENT CORP. 1k. Daryl Simm 1j. Daniel Sanchez 1c. Arthur Evrensel 1b. Gordon Crawford 1a. Michael Burns 1f. Michael T. Fries 1d. Jon Feltheimer 1e. Emily Fine 1g. Sir Lucian Grainge 1h. Susan McCaw 1i. Mark H. Rachesky, M.D. 1l. Hardwick Simmons 2. Appointment of Auditors: To reappoint Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2020 at a remuneration to be determined by the Audit & Risk Committee. See the section entitled “Proposal 2: Re-Appointment of Independent Registered Public Accounting Firm” in the Notice and Proxy Statement. 1m. David M. Zaslav The Board of Directors recommends that you vote FOR proposals 2, 3, 4 and 5: 3. Advisory Vote on Executive Compensation: To pass a non-binding advisory resolution to approve the compensation paid to the Company’s Named Executive Officers. See the section entitled “Proposal 3: Advisory Vote to Approve Executive Compensation” in the Notice and Proxy Statement. 4. Lions Gate Entertainment Corp. 2019 Performance Incentive Plan: To approve the Lions Gate Entertainment 2019 Performance Incentive Plan. See the section entitled “Proposal 4: Proposal to Approve Lions Gate Entertainment Corp. 2019 Performance Incentive Plan” in the Notice and Proxy Statement. 1. Election of Directors The Board of Directors recommends that you vote FOR the following director nominees: Authorized Signature(s) –– Sign Here –– This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this proxy will be voted as recommended by the Board of Directors. For Withhold Abstain For Withhold Abstain For Against Abstain ! ! ! LIONS GATE ENTERTAINMENT CORP. ATTN: INVESTOR RELATIONS 2700 COLORADO AVENUE SANTA MONICA, CA 90404 USA VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 9, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 9, 2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Whether or not you plan on attending the Meeting, you are urged to vote these shares by completing and returning this proxy card by mail or transmitting your voting instructions electronically via the Internet or by telephone.

E82644-P27731 The undersigned holder of Class A Voting Shares of Lions Gate Entertainment Corp., a British Columbia corporation (the “Company”), hereby appoints Michael Burns, Jon Feltheimer and James W. Barge, and each of them, or in the place of the foregoing, _______________________ (print name), as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse, all of the Class A Voting Shares of the Company that the undersigned is entitled to vote at the 2019 Annual General and Special Meeting of Shareholders of the Company (the “Meeting”), to be held at the Company’s head office in Canada at Dentons Canada, 250 Howe Street, 20th Floor, Vancouver, British Columbia, V6C 3R8, Canada, on Tuesday, September 10, 2019, beginning at 2:00 p.m., local time, or at any continuations, adjournments or postponements thereof. Notes to proxy: 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the Meeting or any continuation, adjournment or postponement thereof. If the shareholder does not want to appoint the persons named in this instrument of proxy as the shareholder’s proxy, he/she should strike out his/her name and insert in the blank space provided the name of the person he/she wishes to act as his/her proxy. Such other person need not be a shareholder of the Company (see above). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual, you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the Company to the holder. 5. The securities represented by this proxy will be voted in favor or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder. If the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly; however, if you do not specify how to vote in respect to any matter, your proxyholder is entitled to vote the shares as he or she sees fit. If this proxy does not specify how to vote on a matter, and if you have authorized an officer or director of the Company to act as your proxyholder, this proxy will be voted as recommended by the Board of Directors. In particular, if your proxy does not specify how to vote, this proxy will be voted “FOR” all nominees in proposal 1, and “FOR” proposals 2, 3, 4 and 5. 6. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the notice of meeting or other matters that may properly come before the Meeting or any continuation, adjournment or postponement thereof. 7. This proxy should be read in conjunction with the accompanying documentation provided by the Company. 8. The deadline for the deposit of this proxy may be waived or extended by the Chair of the Meeting at his or her discretion. LIONS GATE ENTERTAINMENT CORP. 250 Howe Street, 20th Floor Vancouver, British Columbia V6C 3R8 THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS CLASS A VOTING SHARES (Continued, and to be marked, dated and signed, on the other side) Important Notice Regarding the Availability of Proxy Materials for the Annual General and Special Meeting of Shareholders to be held on September 10, 2019: The Notice and Proxy Statement and 2019 Annual Report are available at http://investors.lionsgate.com/financial-reports/annual-reports-and-proxy-statements. You can also view these materials at www.proxyvote.com by using the control number. PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. Detach here from proxy voting card